                                                      REGISTRATION NO. 333-14927
                                                       REGISTRATION NO. 811-7883

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No.......


                         Post-Effective Amendment No. 20


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 20


                                   ICON Funds
               (Exact Name of Registrant as Specified in Charter)

                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (303) 790-1600

                              Andra C. Ozols, Esq.
                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /  immediately upon filing pursuant to paragraph (b)

/X/  on January 29, 2005 pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  on January 29, 2005 pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/ /  on _______________ pursuant to paragraph (a)(2) of rule 485.

PROSPECTUS

ICON U.S. DIVERSIFIED FUNDS

- JANUARY 29, 2005

ICON BOND FUND

ICON CORE EQUITY FUND

ICON COVERED CALL FUND

ICON EQUITY INCOME FUND

ICON LONG/SHORT FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ICON FUNDS(R) LOGO]

[GRAPHIC]

                                                               Table of Contents


ICON'S INVESTMENT APPROACH                                                    2

FUND SUMMARIES                                                                3
  ICON Bond Fund                                                              4
  ICON Core Equity Fund                                                       9
  ICON Covered Call Fund                                                     13
  ICON Equity Income Fund                                                    18
  ICON Long/Short Fund                                                       23

MORE ABOUT INVESTMENT STRATEGIES AND RISKS                                   28

THE FUNDS' INVESTMENT MANAGER                                                31

ABOUT YOUR INVESTMENT                                                        33
  Your Share Price                                                           33
  Investing in the ICON Funds                                                35
  Classes of Shares and Distribution Arrangements                            37
  Opening an Account                                                         39
  Doing Business with the ICON Funds                                         42
  Redeeming Shares                                                           44
  Transaction Policies                                                       46
  For More Information About Your Account                                    49
  Establishing Additional Services                                           50

DIVIDENDS AND OTHER DISTRIBUTIONS                                            51

TAXES                                                                        52

FINANCIAL HIGHLIGHTS                                                         53

ICON FUNDS PRIVACY POLICY                                                    68

ICON's Investment Approach

ICON Advisers, Inc. ("ICON"), the Funds' investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that are underpriced. Our unique combination of industry rotation and bottom-up valuation of equity investments distinguishes us from other investment managers.

We believe the market goes through themes over time. Themes are defined simply: stocks in industries that were leaders at one time tend to become overpriced relative to intrinisic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell overpriced industries and buy underpriced industries, as identified by our valuation model, to capture developing industry and sector themes, without restrictions on market capitalization.


The ICON valuation methodology is rooted in the fundamentals of finance: earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields. We use these fundamentals to analyze our database of the thousands of companies included in the nearly 140 separate industries and nine basic market sectors defined in the Standard & Poor's Global Industry Classification Standard Industry Codes. We then compare our valuation of a security to its current market price to arrive at a "value-to-price" ratio for each stock, and in turn, develop a value-to-price ratio for each of the nearly 140 industries.


In addition to identifying industries underpriced relative to the broad market, we seek those industries that demonstrate relative strength, meaning above-average performance or leadership against the current market.

We view the bond market as an asset class with different sectors defined by duration and quality. We believe that bonds in sectors that were leaders become overpriced relative to intrinisic value, and bonds in sectors that were not in favor drop below intrinsic value. We sell sectors we believe are overpriced and buy sectors we believe are underpriced to attempt to capture developing sector themes. Bond investments are based on valuation and not on economic or interest rate forecasts. We determine valuation using interest and principal payments which are discounted to present value. We compare this valuation to the current market price to determine which bonds are underpriced or overpriced.

                                   One Market

                                    [GRAPHIC]

                               Nine Basic Sectors

                                    [GRAPHIC]


                                 S&P Industries


                                    [GRAPHIC]


                           ICON's Investment Database


[SIDENOTE]

THINKING OUTSIDE THE BOX

THE ICON FUNDS ARE MANAGED USING AN APPROACH THAT IMPOSES NO LIMITS OR RESTRICTIONS ON THE MARKET CAPITALIZATION OF ITS INVESTMENTS. MOST INVESTMENT MANAGERS CHARACTERIZE THEIR STYLE AS FALLING INTO ONE OF SIX STYLE BOXES: BY A COMPANY'S MARKET CAPITALIZATION -- SMALL-CAP, MID-CAP, OR LARGE-CAP, AND BY STYLE -- EITHER VALUE OR GROWTH. WE ARE OPPOSED TO TRADITIONAL STYLE GRIDS BECAUSE WE BELIEVE THAT STOCKS MIGRATE THROUGH THE GRID OVER TIME.

ICON USES AN ALL-CAP STRATEGY THAT IS NOT LIMITED BY THESE ARBITRARY BARRIERS OR RESTRICTIONS. THE ICON FUNDS HAVE THE FREEDOM TO INVEST IN SMALL-, MID-, OR LARGE-SIZE COMPANIES.

VALUATION DISCIPLINE

THERE ARE TIMES DURING MARKET CYCLES IN WHICH THE ICON SYSTEM MAY INDICATE THAT STOCKS HAVE EXCEEDED FAIR VALUE; IN OTHER WORDS, THE ICON METHODOLOGY DOES NOT IDENTIFY INDUSTRIES OR STOCKS AS BEING UNDERVALUED. IN THIS EVENT, WE CONTINUE TO IMPLEMENT OUR INVESTMENT DISCIPLINE USING OTHER MORE DEFENSIVE VEHICLES.

                                                                  Fund Summaries


The Funds' investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described on pages 4 to 27. Additional information about the Funds' investment strategies begins on page 28.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. You may not invest directly in these indexes.


- The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The unmanaged Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index.

Factset Research Systems, Inc. ("Factset") and Bloomberg are the sources for the index returns included in this Prospectus.

[SIDENOTE]

WHAT THE FUNDS ARE -- AND AREN'T

THESE FUNDS ARE MUTUAL FUNDS -- POOLED INVESTMENTS THAT ARE PROFESSIONALLY MANAGED AND PROVIDE YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THEY STRIVE TO MEET THEIR STATED GOALS, ALTHOUGH AS WITH ALL MUTUAL FUNDS, THEY CANNOT OFFER GUARANTEED RESULTS. AS WITH ANY MUTUAL FUND, THERE IS ALWAYS A RISK THAT YOU MAY LOSE MONEY ON YOUR INVESTMENT IN A FUND.

AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY.

ICON BOND FUND

TICKER SYMBOLS: CLASS C: IOBCX CLASS I: IOBIX CLASS Z: IOBZX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Bond Fund seeks maximum total return using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of U.S. dollar-denominated bonds. These include corporate bonds, notes, debentures, asset-backed securities, and mortgage-related securities, as well as U.S. government and agency securities. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. The Fund generally invests in investment-grade securities, although the Fund may invest up to 25% of its assets in lower-rated securities. There is no limit on the Fund's average maturity or on the maturity of any individual issues in the Fund.


MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:


INTEREST RATE RISK. Bond prices tend to move inversely with changes in interest rates. For example, when interest rates rise, bond prices generally fall. Securities with longer durations are more sensitive to changes in interest rates. Performance could also be affected if unexpected interest rate trends cause the Fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase maturity, also heightening interest rate risk. When interest rates fall, many mortgages are refinanced and mortgage-backed securities may be repaid early. As a result, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.


CREDIT RISK. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a bond can cause a bond's price to fall, potentially affecting the Fund's share price.

CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

[SIDENOTE]

CREDIT RATINGS

MANY DEBT SECURITIES ARE ASSIGNED CREDIT RATINGS BY AGENCIES SUCH AS S&P OR MOODY'S THAT EVALUATE THE QUALITY OF PUBLICLY OFFERED DEBT. SECURITIES WITH A CREDIT RATING OF BBB, Baa OR HIGHER ARE GENERALLY CONSIDERED INVESTMENT GRADE. LOWER RATED SECURITIES, OFTEN CALLED "HIGH YIELD" OR "JUNK BONDS," ARE RATED BB OR Ba OR LOWER AT THE TIME OF PURCHASE OR THE UNRATED EQUIVALENT AS DETERMINED BY ICON. BECAUSE THEIR ISSUERS MAY BE AT AN EARLY STAGE OF DEVELOPMENT OR HAVE BEEN UNABLE TO REPAY PAST DEBTS, THESE LOWER-RATED BONDS TYPICALLY MUST OFFER HIGHER YIELDS THAN INVESTMENT-GRADE BONDS TO COMPENSATE INVESTORS FOR GREATER CREDIT RISK.

DURATION

DURATION IS A MEASURE THAT ENABLES FIXED INCOME SECURITIES OF DIFFERENT MATURITIES AND COUPON RATES TO BE COMPARED. DURATION MEASURES THE EXPECTED LIFE OF A FIXED INCOME SECURITY AND IS USED TO DETERMINE THE SENSITIVITY OF A SECURITY'S PRICE TO CHANGES IN INTEREST RATES. THE LONGER A SECURITY'S DURATION, THE MORE SENSITIVE IT WILL BE TO CHANGES IN INTEREST RATES.

HIGH YIELD RISK. The Fund may invest in high yield securities (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investment in less liquid securities may reduce the Fund's returns because it may be unable to sell the less liquid security at an advantageous time or price.


CALL RISK. Some debt securities allow the issuer to repay the obligation early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. To the extent that the Fund holds callable securities and the issuer repays the securities early, the Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.


GOVERNMENT AGENCY SECURITIES RISK. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("Ginnie Mae") is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and back by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. Government and include the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.


MARKET RISK. The Fund's overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, liquidity conditions, and credit quality of such sectors. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for Class C and Class Z shares will vary due to differences in fees, expenses and inception dates. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation. The Fund's returns would have been lower if the expense limitation had not been in place.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class I Shares


1999
2000
2001
2002
2003    10.11%
2004     4.12%


BEST QUARTER:
Q2 2003 5.94%

WORST QUARTER:
Q2 2004 -3.83%

                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                  as of 12/31/04


                                                                   1         SINCE
                                                                 YEAR      INCEPTION
--------------------------------------------------------------   -----    -----------
ICON BOND FUND CLASS I (inception date 10/1/02)

Return Before Taxes                                              4.12%       6.51%

Return After Taxes on Distributions                              2.50%       4.94%

Return After Taxes on Distributions and Sale of Fund Shares      2.76%       4.66%

Lehman Brothers U.S. Universal Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           4.95%       5.71%

ICON BOND FUND CLASS C (inception date 10/21/02)                 3.58%       7.15%

Lehman Brothers U.S. Universal Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)           4.95%       6.77%


After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C shares will vary. Performance for Class Z shares is not included as this Class does not have a full calendar year of performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


                                                     CLASS C    CLASS I     CLASS Z
SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                   None       None        None

    Purchase Fee                                       None       None        None

    Sales Charge on Reinvested Dividends               None       None        None

    Redemption Fee(1)                                  None       None        None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                     0.60%      0.60%       0.60%

    Distribution/Servicing - Rule 12b-1 Fee            0.85%      0.25%       None

    Other Expenses(2),(3)                              5.39%      0.44%       0.26%

      Total Annual Fund Operating Expenses
      Without Reimbursements and Waivers(3)            6.84%      1.29%       0.86%

      Expense (Reduction)/Recoupment                  (4.94)%     0.01%       0.00%

      Total Net Annual Fund Operating Expenses
      With Reimbursements and Waivers(3)               1.90%      1.30%       0.86%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(3) ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class C of 1.60%, an annual rate for Class I of 1.00%, and an annual rate of 0.75% for Class Z effective January 29, 2005. This expense limitation may be terminated at any time after January 31, 2006 upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses (before reimbursements) over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.


                            CLASS C       CLASS I        CLASS Z
     1 Year                $     678     $     131      $      88

     3 Years               $   1,996     $     409      $     274

     5 Years               $   3,266     $     708      $     477

     10 Years              $   6,243     $   1,556      $   1,061

                                                           ICON CORE EQUITY FUND

                    TICKER SYMBOLS: CLASS C: ICNCX CLASS I: ICNIX CLASS Z: ICNZX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Core Equity Fund seeks capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value, with a secondary objective of capital preservation to provide long-term growth. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. The Fund may invest up to 25% of its total assets in a single industry.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for the Fund's Class C and Class Z shares will vary due to differences in fees, expenses and inception dates. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class I Shares


2000
2001       5.12%
2002     -24.06%
2003      32.86%
2004      15.79%


BEST QUARTER:
Q4 2001 24.07%

WORST QUARTER:
Q3 2001 -20.82%

                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                  as of 12/31/04


                                                                  1         SINCE
                                                                YEAR      INCEPTION
-------------------------------------------------------------   ------   -----------
ICON CORE EQUITY FUND CLASS I (inception date 10/12/00)

Return Before Taxes                                             15.79%       9.30%

Return After Taxes on Distributions                             15.79%       9.07%

Return After Taxes on Distributions and Sale of Fund Shares     10.26%       7.91%

S&P 1500 Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)          11.81%       0.51%

ICON CORE EQUITY FUND CLASS C (inception date 11/28/00)         14.92%       7.19%

S&P 1500 Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)          11.81%       0.21%


After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C shares will vary. Performance for Class Z shares is not included as this Class does not have a full calendar year of performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


                                                      CLASS C    CLASS I     CLASS Z
SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                   None       None        None

    Purchase Fee                                       None       None        None

    Sales Charge on Reinvested Dividends               None       None        None

    Redemption Fee(1)                                  None       None        None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                     0.75%      0.75%       0.75%

    Distribution/Servicing - Rule 12b-1 Fee            1.00%      0.25%       None

    Other Expenses(2)                                  0.33%      0.33%       0.37%

    Total Annual Fund Operating Expenses               2.08%      1.33%       1.12%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

                            CLASS C       CLASS I        CLASS Z
     1 Year                $     211     $     135      $     114

     3 Years               $     652     $     421      $     356

     5 Years               $   1,119     $     729      $     617

     10 Years              $   2,410     $   1,601      $   1,363

                                                          ICON COVERED CALL FUND

                    TICKER SYMBOLS: CLASS C: IOCCX CLASS I: IOCIX CLASS Z: IOCZX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Covered Call Fund seeks modest capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value, and to maximize realized gains from writing covered call options. To pursue this goal, the Fund normally invests in equity securities traded in U.S. markets and in covered call options sold or "written" on equities comprising at least 80% of the Fund's net assets, plus any borrowings for investment purposes. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities the Fund may invest in include common stocks and preferred stocks of companies of any market capitalization. The Fund's positions may also include equity securities of foreign issuers that are traded in U.S. markets.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

COVERED CALL OPTIONS RISK. Investments in covered calls involve certain risks. These risks include:

- LIMITED GAINS. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

- LACK OF LIQUIDITY FOR THE OPTION. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

- LACK OF LIQUIDITY FOR THE SECURITY. The Fund's investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

TAX CONSEQUENCES. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors. The Fund may invest up to 25% of its total assets in a single industry.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

THE FUND COLLECTS A PREMIUM

FOR THE RIGHT TO PURCHASE THE UNDERLYING STOCK, THE BUYER OF A CALL OPTION PAYS A FEE OR "PREMIUM" TO THE FUND. THE PREMIUM IS PAID AT THE TIME THE OPTION IS PURCHASED, AND IS NOT REFUNDABLE TO THE BUYER REGARDLESS OF WHAT HAPPENS TO THE STOCK PRICE. PREMIUMS RECEIVED FOR WRITING CALL OPTIONS MAY DECREASE AS A RESULT OF CERTAIN FACTORS, SUCH AS A REDUCTION IN INTEREST RATES, A DECLINE IN STOCK MARKET VOLUMES OR A DECREASE IN THE PRICE VOLATILITY OF THE UNDERLYING SECURITIES ON WHICH THE CALL OPTIONS ARE WRITTEN.

IF THE OPTION IS EXERCISED. THE BUYER OF AN OPTION MAY ELECT TO EXERCISE THE OPTION AT THE EXERCISE PRICE AT ANY TIME BEFORE THE OPTION EXPIRES. THE FUND IS THEN OBLIGATED TO DELIVER THE UNDERLYING SHARES AT THAT PRICE. OPTIONS ARE NORMALLY EXERCISED IF THE MARKET PRICE OF THE SECURITY EXCEEDS THE EXERCISE PRICE OF THE OPTION.

IF THE OPTION EXPIRES. IF THE MARKET PRICE OF THE SECURITY DOES NOT EXCEED THE EXERCISE PRICE, THE CALL OPTION WILL LIKELY EXPIRE WITHOUT BEING EXERCISED. THE FUND KEEPS THE PREMIUM. THE FUND MAY CONTINUE TO HOLD THE UNDERLYING STOCK OR MAY SELL THE POSITION.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for Class C and Class Z shares will vary due to differences in fees, expenses and inception dates. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation. The Fund's returns would have been lower if the expense limitation had not been in place.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class I Shares


2000
2001
2002
2003      29.08%
2004       7.59%


BEST QUARTER:
Q2 2003 17.11%

WORST QUARTER:
Q1 2003 -4.19%

                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                  as of 12/31/04


                                                                   1        SINCE
                                                                 YEAR     INCEPTION
-------------------------------------------------------------   -------   ----------
ICON COVERED CALL FUND CLASS I (inception date 10/1/02)

Return Before Taxes                                              7.59%      18.21%

Return After Taxes on Distributions                              6.35%      16.99%

Return After Taxes on Distributions and Sale of Fund Shares      5.22%      15.03%

S&P 1500 Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)          11.81%      22.07%

ICON COVERED CALL FUND CLASS C (inception date 11/21/02)         6.81%      14.62%

S&P 1500 Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)          11.81%      17.35%


After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C shares will vary. Performance for Class Z shares is not included as this Class does not have a full calendar year of performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


                                                     CLASS C    CLASS I     CLASS Z
SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                   None       None        None

    Purchase Fee                                       None       None        None

    Sales Charge on Reinvested Dividends               None       None        None

    Redemption Fee(1)                                  None       None        None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                     0.75%      0.75%       0.75%

    Distribution/Servicing - Rule 12b-1 Fee            1.00%      0.25%       None

    Other Expenses(2),(3)                              2.14%      0.60%       0.37%

      Total Annual Fund Operating Expenses
      Without Reimbursements and Waivers(3)            3.89%      1.60%       1.12%

      Expense (Reduction)                             (1.69)%    (0.15)%      0.00%

      Total Net Annual Fund Operating Expenses
      With Reimbursements and Waivers
      (as applicable)(3)                               2.20%      1.45%       1.12%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(3) ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class C of 2.20%, an annual rate for Class I of 1.45%, and an annual rate of 1.20% for Class Z. This expense limitation may be terminated at any time after January 31, 2006 upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses (before reimbursements) over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

                            CLASS C       CLASS I        CLASS Z
     1 Year                $     391     $     163      $     114

     3 Years               $   1,187     $     505      $     356

     5 Years               $   2,000     $     871      $     617

     10 Years              $   4,113     $   1,900      $   1,363

ICON EQUITY INCOME FUND

TICKER SYMBOLS: CLASS C: IOECX CLASS I: IOEIX CLASS Z: IOEZX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Equity Income Fund seeks modest capital appreciation and income using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization including convertible and preferred securities and in securities issued by dividend-paying companies. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. The Fund generally invests in investment-grade securities, although the Fund may invest up to 25% of its total assets in lower-rated securities.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INTEREST RATE RISK. Prices of convertible securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of convertible securities generally fall. Securities with longer durations tend to be more sensitive to changes in interest rates. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed-rate corporate bond.

CREDIT RISK. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a convertible security can cause a convertible security's price to fall, potentially lowering the Fund's share price.

CHANGES IN DEBT RATINGS. If a rating agency gives a convertible security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

[SIDENOTE]

CONVERTIBLE SECURITIES

CONVERTIBLE SECURITIES ARE BONDS, PREFERRED STOCKS AND OTHER SECURITIES THAT PAY INTEREST OR DIVIDENDS AND ARE CONVERTIBLE INTO COMMON STOCK OR THEIR EQUIVALENT VALUE AT MATURITY. THESE SECURITIES HAVE THE POTENTIAL TO OFFER BOTH CURRENT INCOME AND CAPITAL APPRECIATION. TO PURSUE CURRENT INCOME, THE FUND MAY BUY CONVERTIBLE DEBT INSTRUMENTS THAT ENTITLE THE FUND TO RECEIVE REGULAR INTEREST PAYMENTS. PREFERRED STOCK ENTITLES THE FUND TO RECEIVE REGULAR DIVIDEND PAYMENTS. CONVERTIBLE SECURITIES MAY ALSO APPRECIATE IN VALUE BECAUSE, IF THE UNDERLYING COMMON STOCK BEGINS TO INCREASE IN VALUE, THE HOLDER OF THE CONVERTIBLE SECURITY CAN EXCHANGE IT FOR COMMON STOCK AND BENEFIT FROM THE APPRECIATION IN THE STOCK'S VALUE.

CREDIT RATINGS. MANY CONVERTIBLE SECURITIES ARE ASSIGNED CREDIT RATINGS BY AGENCIES SUCH AS S&P OR MOODY'S THAT EVALUATE THE QUALITY OF THESE SECURITIES. SECURITIES WITH A CREDIT RATING OF BBB, Baa OR HIGHER ARE GENERALLY CONSIDERED INVESTMENT GRADE. LOWER RATED SECURITIES, OFTEN CALLED "HIGH YIELD" SECURITIES, ARE RATED BB OR Ba OR LOWER AT THE TIME OF PURCHASE OR THE UNRATED EQUIVALENT AS DETERMINED BY ICON. BECAUSE THEIR ISSUERS MAY BE AT AN EARLY STAGE OF DEVELOPMENT OR HAVE BEEN UNABLE TO REPAY PAST DEBTS, THESE LOWER RATED SECURITIES TYPICALLY MUST OFFER HIGHER YIELDS THAN INVESTMENT-GRADE SECURITIES TO COMPENSATE INVESTORS FOR GREATER CREDIT RISK.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors. The Fund may invest up to 25% of its total assets in a single industry.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.


GOVERNMENT AGENCY SECURITIES RISK. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("Ginnie Mae") is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and back by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. Government and include the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for Class C and Class Z shares will vary due to differences in fees, expenses and inception dates. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation. The Fund's returns would have been lower if the expense limitation had not been in place.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class I Shares


2000
2001
2002
2003      33.80%
2004      11.53%


BEST QUARTER:
Q2 2003 19.64%

WORST QUARTER:
Q1 2003 -6.73%

                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                  as of 12/31/04


                                                                  1         SINCE
                                                                YEAR      INCEPTION
                                                             ----------- -----------
ICON EQUITY INCOME FUND CLASS I (inception date 10/1/02)

Return Before Taxes                                             11.53%      23.73%

Return After Taxes on Distributions                             10.66%      23.00%

Return After Taxes on Distributions and Sale of Fund Shares      7.58%      20.16%

S&P 1500 Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)          11.81%      22.07%

ICON EQUITY INCOME FUND CLASS C (inception date 11/8/02)        10.52%      20.51%

S&P 1500 Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)          11.81%      17.75%


After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C shares will vary. Performance for Class Z shares is not included as this Class does not have a full calendar year of performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


                                                     CLASS C    CLASS I     CLASS Z
SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                   None       None        None

    Purchase Fee                                       None       None        None

    Sales Charge on Reinvested Dividends               None       None        None

    Redemption Fee(1)                                  None       None        None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                     0.75%      0.75%       0.75%

    Distribution/Servicing - Rule 12b-1 Fee            1.00%      0.25%       None

    Other Expenses(2),(3)                              1.72%      0.35%       0.36%

      Total Annual Fund Operating Expenses
      Without Reimbursements and Waivers(3)            3.47%      1.35%       1.11%

      Expense (Reduction)/Recoupment                  (1.27)%     0.02%      (0.14)%

      Total Net Annual Fund Operating Expenses
      With Reimbursements and Waivers
      (as applicable)(3)                               2.20%      1.37%       0.97%(4)



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(3) ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class C of 2.20%, an annual rate for Class I of 1.45%, and an annual rate of 1.20% for Class Z. This expense limitation may be terminated at any time after January 31, 2006 upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.
(4) The limitation on expenses for Class Z shares occurred when the Adviser reimbursed the Fund for excise and income taxes incurred during the period. These expenses were extraordinary expenses not subject to the contractual expense limitation.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses (before reimbursements) over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.


                            CLASS C       CLASS I        CLASS Z
     1 Year                $     350     $     137      $     113

     3 Years               $   1,065     $     428      $     353

     5 Years               $   1,803     $     739      $     612

     10 Years              $   3,747     $   1,624      $   1,352

                                                            ICON LONG/SHORT FUND

                    TICKER SYMBOLS: CLASS C: IOLCX CLASS I: IOLIX CLASS Z: IOLZX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

The ICON Long/Short Fund seeks capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests in equity securities of companies of any market capitalization and traded in U.S. markets. The Fund will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Each long or short position will be determined by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund's long and short positions may involve equity securities of foreign issuers that are traded in U.S. markets.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

SHORT SALE RISK. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

SEGREGATED ACCOUNT RISK. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund's assets could affect its portfolio management.

[SIDENOTE]


SELLING SHORT

WHEN THE FUND SELLS A SECURITY SHORT, IT BORROWS THE SECURITY FROM A THIRD PARTY AND SELLS IT AT THE THEN-CURRENT MARKET PRICE. THE FUND IS THEN OBLIGATED TO BUY THE SECURITY ON A LATER DATE SO THAT IT CAN RETURN THE SECURITY TO THE LENDER.

THE FUND IS NOT MARKET NEUTRAL; THE PROPORTION OF LONG AND SHORT POSITIONS IN THE FUND DEPENDS ON THE AVAILABILITY OF UNDERPRICED AND OVERPRICED INDUSTRIES AND SECURITIES AND ICON'S EVALUATION OF MARKET CONDITIONS.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors. The Fund may invest up to 25% of its total assets in a single industry.


SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for Class C and Class Z shares will vary due to differences in fees, expenses and inception dates. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation. The Fund's returns would have been lower if the expense limitation had not been in place.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class I Shares


2000
2001
2002
2003      37.84%
2004      18.17%


BEST QUARTER:
Q2 2003 24.32%

WORST QUARTER:
Q1 2003 -9.02%

                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                  as of 12/31/04


                                                                  1         SINCE
                                                                YEAR      INCEPTION
                                                            -----------  -----------
ICON LONG/SHORT FUND CLASS I (inception date 10/1/02)

Return Before Taxes                                             18.17%      22.89%

Return After Taxes on Distributions                             17.29%      22.33%

Return After Taxes on Distributions and Sale of Fund Shares     12.24%      19.58%

S&P 1500 Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)          11.81%      22.07%

ICON LONG/SHORT FUND CLASS C (inception date 10/17/02)          17.35%      19.26%

S&P 1500 Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)          11.81%      19.93%


After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C shares will vary. Performance for Class Z shares is not included as this Class does not have a full calendar year of performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


                                                     CLASS C    CLASS I     CLASS Z
SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                   None       None        None

    Purchase Fee                                       None       None        None

    Sales Charge on Reinvested Dividends               None       None        None

    Redemption Fee(1)                                  None       None        None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                     0.85%      0.85%       0.85%

    Distribution/Servicing - Rule 12b-1 Fee            1.00%      0.25%       None

    Other Expenses(2),(3)                              1.85%      1.05%       1.13%

      Total Annual Fund Operating Expenses
      Without Reimbursements and Waivers(3)            3.70%      2.15%       1.98%

      Expense (Reduction)                             (1.21)%    (0.41)%     (0.22)%

      Total Net Annual Fund Operating Expenses
      With Reimbursements and Waivers
      (as applicable)(3)                               2.49%      1.74%       1.76%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(3) Total expenses disclosed above include dividend expenses on securities sold short; however, the Fund's actual operating expenses do not include dividend expenses on securities sold short. ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class C of 2.30%, an annual rate for Class I of 1.55%, and an annual rate of 1.30% for Class Z. This expense reimbursement may be terminated at any time after

January 31, 2006 upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses (before reimbursements) over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.


                            CLASS C       CLASS I        CLASS Z
     1 Year                $     372     $     218      $     201

     3 Years               $   1,132     $     673      $     621

     5 Years               $   1,911     $   1,154      $   1,068

     10 Years              $   3,950     $   2,483      $   2,306

More About Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information ("SAI") contains more detailed information about the Funds' investment policies and risks.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures related to the disclosure of the Funds' portfolio securities is available at www.iconadvisers.com and in the Funds' SAI.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

FOREIGN SECURITIES. While the Funds emphasize investments in securities traded in the U.S., a Fund may invest up to 20% of its net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

FIXED-INCOME SECURITIES. While the Funds (other than the ICON Bond Fund) generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

SECURITIES THAT ARE NOT READILY MARKETABLE. Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees ("Board"), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

DERIVATIVES. A Fund may use derivatives to hedge risks inherent in a Fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and, except for the ICON Covered Call Fund, are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund's performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund's other investments.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of a Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains out to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors, including:

COMPANY RISK. The stocks in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, a restatement of earnings by an issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

     INTEREST RATE RISK. When interest rates change, the value of a Fund's fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

     CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

     CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

                                                   The Funds' Investment Manager

ICON Advisers, Inc. serves as investment adviser to each Fund and is responsible for selecting the Funds' investments and handling their day-to-day business. ICON's corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.


ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. ICON managed approximately $3.6 billion in assets as of December 31, 2004.

The Funds are managed using ICON's quantitative model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON's Investment Committee since 1991 and served as ICON's Chief Investment Officer until January 2005.


PORTFOLIO MANAGERS


The ICON Bond Fund is managed by Derek Rollingson. The ICON Covered Call Fund is managed by Robert Straus. The ICON Long/Short Fund is managed by J.C. Waller,
III. The ICON Core Equity and ICON Equity Income Funds are team-managed by Derek Rollingson, Robert Straus, and J.C. Waller, III.

Mr. Rollingson is Vice President of Investments, Director of Research, and a member of ICON's Investment Committee. Mr. Rollingson joined ICON in 2000 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Mr. Straus is Vice President of Investments, Chief Investment Officer, and a member of ICON's Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management, LLC from 1999 to 2000. Mr. Straus is a Chartered Financial Analyst Level III candidate and is a Chartered Market Technician.

Mr. Waller is Vice President of Investments, Director of Institutional Portfolio Management, and a member of ICON's Investment Committee. Mr. Waller joined ICON in 2000 as a Research Analyst and was appointed Portfolio Manager in 2002. Mr. Waller was previously employed by the U.S. Army from 1993 to 2000 as a Chinese-Mandarin linguist.

MANAGEMENT AND ADMINISTRATIVE FEES


ICON receives a management fee for managing each Fund's investments. For the fiscal year ended September 30, 2004, each Fund paid an annual management fee equal to the following percentage of the respective Fund's average daily net assets:

Bond Fund                                0.60%
Core Equity Fund                         0.75%
Covered Call Fund                        0.75%
Equity Income Fund                       0.75%
Long/Short Fund                          0.85%


ICON also provides administrative services to the Funds. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, and 0.045% on assets above $1.5 billion.

                                                           About Your Investment

                                                                YOUR SHARE PRICE

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value ("NAV"). NAV per share of each share class is calculated by dividing the total net assets of each class of a Fund by the total number of the class' shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Foreign securities may trade in their local markets on days the NYSE is closed. Those transactions and changes in the value of the Funds' securities holdings on such days may affect the value of the Funds' shares on days when you will not be able to purchase, exchange or redeem shares.


The Funds use pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price.

If market prices are not readily available or are unreliable, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. Any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance. If a Fund invests in another investment company, the Fund's net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds' transfer agent or other Fund agents.


The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may reserve the right to not accept customer orders that are incomplete or otherwise not in "good order." The Funds will be deemed to have received a purchase or redemption order from the Servicing Agent when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer orders will be priced at the Fund's NAV next computed after such orders are in good order and are unconditionally accepted by an authorized broker or the broker's designee.

                                                           About Your Investment

                                                     INVESTING IN THE ICON FUNDS


POLICY REGARDING SHORT-TERM TRADING AND MARKET TIMING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

- Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

- Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;


- Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets from subscriptions and/or redemptions move in and out;

-    Dilute the value of Fund shares held by long-term shareholders.


ICON will not knowingly permit investors to excessively trade the Funds, although it cannot make any guarantees that it will be able to identify and restrict all such trading in the Funds. Purchase and sales orders may be received through financial intermediaries and ICON and the Funds' transfer agent cannot always know or reasonably detect short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. To minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of short-term traders.

The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds:


-    Shareholder trade activity monitoring;

-    Trading guidelines; and

- Selective use of fair value pricing, including daily fair value for securities outside of the Western Hemisphere.


Although these tools are designed to discourage short-term trading, none of these tools alone, nor all of them taken together, eliminate the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor's trading history in the Funds and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING


ICON and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

ICON's ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs is limited. Trading platforms, brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder transactions and do not disclose to ICON individual shareholder transaction information. This is one reason why this tool cannot completely eliminate the possibility of short-term trading.


TRADING GUIDELINES


If a Fund shareholder buys and subsequently sells a Fund's shares within a 45-day period, or if a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders. A Fund or ICON may permit exceptions to these limits for accounts that can demonstrate they are following a bona fide long-term investment strategy.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON's short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.


FAIR VALUE PRICING

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair value of certain foreign securities. The Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

                                                           About Your Investment

                                 CLASSES OF SHARES AND DISTRIBUTION ARRANGEMENTS


CLASSES OF SHARES


The Funds currently offer three classes of shares: Class C (Adviser Class), Class I (Investor Class) and Class Z (Institutional Class). Class C shares charge a 1.00% 12b-1 fee (other than the Bond Fund which charges a 0.85% Class C 12b-1 fee) and are targeted to investors who buy mutual funds through a financial adviser. Class I shares charge a 0.25% 12b-1 fee and may be appropriate for investors who invest directly.


Institutional (Class Z) shares of the Funds are offered only to institutional investors and can be purchased only by:

-    A bank, trust company or other type of depository institution;

- An insurance company, investment company or foundation purchasing shares for its own account;


-    A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;


- Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

"Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1 million.

ICON reserves the right to change the investment criteria for Institutional (Class Z) shares.


RULE 12b-1 FEES

The Funds have adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of Fund shares and for other shareholder services. Because the fees are paid out of a class's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Funds in exchange for providing a number of shareholder services, such as:

-    placing your orders;

-    providing investment advice, research and other advisory services;

-    handling correspondence for individual accounts; and

-    issuing shareholder statements and reports.


[SIDENOTE]

USING A FINANCIAL INTERMEDIARY

IF YOU PURCHASE SHARES THROUGH A FINANCIAL ADVISER OR BROKER, THEY MAY IMPOSE POLICIES, LIMITATIONS AND FEES WHICH ARE DIFFERENT FROM THOSE DESCRIBED IN THIS PROSPECTUS. PLEASE READ THEIR PROGRAM MATERIALS CAREFULLY.

REVENUE SHARING

ICON may also pay Servicing Agents a fee for the services listed above or for marketing support, distribution, or other services. Cash compensation may also be paid by ICON to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. These payments are sometimes referred to as "revenue sharing." These fees are based on average daily net assets and are paid by ICON out of the amounts received for advisory and administrative services provided to the Funds. The receipt of these fees could create an incentive for a Servicing Agent to offer a particular Fund instead of other mutual funds where such fees are not received. Please contact your financial representative for details about any payment they or their firm may receive in connection with the sale of Fund shares or the provision of services to the Funds.

SUB-TRANSFER AGENCY FEES

US Bancorp Fund Services, LLP provides shareholder and transfer agent services to the Funds. Registered broker/dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agency fee to these Servicing Agents for these services. Servicing Agents receiving such fees may also receive 12b-1 fees.

                                                           About Your Investment

                                                              OPENING AN ACCOUNT


TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENANT

Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA OR UTMA (UNIFORM GIFTS TO MINORS ACT OR UNIFORM TRANSFERS TO MINORS ACT)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as a UGMA or UTMA.

TRUST

The trust needs to be effective before this type of account can be established.

CORPORATION OR OTHER ENTITY

A corporation or entity may own an account. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS

You may set up the following retirement accounts:

     TRADITIONAL AND ROTH IRA


     Both types of IRAs allow most individuals with earned income up to a specified amount to contribute up to the lesser of $4,000 ($4,500 for IRA holders age 50 or older) or 100% of compensation annually.


     ROLLOVER IRA

     Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

     SIMPLIFIED EMPLOYEE PENSION IRA (SEP-IRA)

     This type of account allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

     COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

     This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

     Each year you will be charged a $15 custodial fee for each IRA account maintained under your Social Security number. This fee may be changed upon 30 days notice.

PROFIT-SHARING PLAN AND MONEY PURCHASE PENSION PLAN

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) PLAN

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM INITIAL INVESTMENTS

To open a Fund account (other than Class Z shares), please enclose a check payable to "ICON Funds" for one of the following amounts:

-    $1,000 minimum for regular accounts

-    $1,000 minimum for IRA and UGMA/UTMA accounts

- No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $100 or more per month or per pay period

Institutional shares require a separate application and have different investment procedures. Please call 1-800-828-4881 for more information.

MINIMUM ADDITIONAL INVESTMENTS

-    $100 for additional contributions

-    $100 for Automatic Investment Plan payments

-    $100 for payroll deduction

About Your Investment

DOING BUSINESS WITH THE ICON FUNDS

                                                                            HOW TO OPEN AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------
BY PHONE                                                                    If you have an existing account
1-800-764-0442                                                              with us that has telephone exchange
                                                                            privileges, you can call to open an
                                                                            account in another ICON Fund by
                                                                            exchange. The names and
                                                                            registrations need to be identical
                                                                            on both accounts.

                                                                            Otherwise, you must complete a New
                                                                            Account Application and send it
                                                                            with your investment check. The
                                                                            Funds do not accept third-party
                                                                            checks, money orders or cashier's
                                                                            checks.

BY MAIL                                                                     Complete the proper application
                                 Overnight:                                 which you request by calling
                                                                            1-800-764-0442 or visiting
ICON FUNDS                       ICON FUNDS                                 www.iconadvisers.com. Make your
MUTUAL FUND SERVICES             MUTUAL FUND SERVICES - THIRD FLOOR         check payable to "ICON Funds." We
P.O. BOX 701                     615 EAST MICHIGAN STREET                   cannot establish new accounts with
MILWAUKEE,                       MILWAUKEE, WI 53202                        third-party checks, money orders or
WI 53201-0701                                                               cashier's checks.

BY WIRE                                                                     Complete and mail the proper
                                                                            application.
                                                                            Wire funds to:
                                                                            US Bank, N.A.
                                                                            Milwaukee, WI
                                                                            ABA 075000022
                                                                            Credit:
                                                                            U.S. Bancorp Fund Services, LLC
                                                                            Account # 112-952-137

                                                                            Please indicate the Fund name and
                                                                            your shareholder account number,
                                                                            and indicate the name(s) of the
                                                                            account owner(s).

                                                                            Download, complete and mail a
THROUGH OUR WEBSITE                                                         signed printout of the proper
www.iconadvisers.com                                                        application with your investment
                                                                            check.

THROUGH AUTOMATIC INVESTMENT PLANS                                          Automatic Investment Plan (AIP)
                                                                            allows you to make electronic
                                                                            purchases directly from a checking
                                                                            or savings account. The minimum to
                                                                            open an account is $100 per month.
                                                                            We charge no fee for AIP.

HOW TO ADD TO AN ACCOUNT         HOW TO REDEEM SHARES                       HOW TO EXCHANGE SHARES
-----------------------------------------------------------------------------------------------------------------
Electronic Funds Transfer        We can send proceeds only to the           If you have telephone exchange
allows you to make               address or bank of record. Minimum         privileges, you may exchange from
electronic purchases             redemption - $100; $1,000 minimum for      one ICON Fund to another. The
directly from a checking or      redemptions by wire. Phone redemption      names and registrations need to be
savings account at your          is not available on retirement             identical on both accounts.
request. You may establish       accounts and certain other accounts.
Electronic Funds Transfer
when your account is
opened, or add it later by
completing an Account
Changes Form. Only bank
accounts held at domestic
financial institutions that
are Automated Clearing
House members may be used
for telephone transactions.
We charge no fee for
Electronic Funds Transfer
transactions.  It may take
up to 15 days after an
account is established for
Electronic Funds Transfer
to be available.

Make your check payable to       In a letter, please tell us the number     In a letter, include the name(s) of
"ICON Funds." Enclose a          of shares or dollars you wish to           the account owner(s), the Fund and
purchase stub (from your         redeem, the name(s) of the account         account number you wish to
most recent confirmation or      owner(s), the Fund and account             exchange from, your Social
statement); if you do not        number, and your Social Security or        Security or tax identification
have one, write the Fund         tax identification number. All             number, the dollar or share
name and your account            account owners need to sign the            amount, and the account you wish
number on the check. For         request exactly as their names appear      to exchange into. All account
IRAs, please state the           on the account. We can send proceeds       owners need to sign the request
contribution year.               only to the address or bank of record.     exactly as their names appear on
                                                                            the account.
The Funds do not accept
third-party checks, money
orders or cashier's checks.

Wire funds to:                   $1,000 minimum. Monies are usually         Not applicable.
US Bank, N.A.                    received the business day after you
Milwaukee, WI                    sell. There is a $15 fee for this
ABA 075000022                    service. Unless otherwise specified,
Credit:                          we will deduct the fee from your
U.S. Bancorp Fund Services, LLC  redemption proceeds.
Account # 112-952-137

Please indicate the Fund
name and your shareholder
account number, and
indicate the name(s) of the
account owner(s).

Not available.                   Not available.                             Not available.

Automatic Investment Plan        Systematic Withdrawal Plan permits         Fund-to-Fund Investment Plan
(AIP) allows you to make         you to receive a fixed sum on a            allows you to automatically
electronic purchases             monthly, quarterly or annual basis        exchange a fixed dollar amount
directly from a checking or      from accounts with a value of $5,000       from one Fund to purchase shares
savings account. The             or more. Payments may be sent              in another Fund.
minimum to open an account       electronically to your bank of record
is $100 per month. We            or to you in check form.
charge no fee for AIP.

About Your Investment

REDEEMING SHARES

SHARES RECENTLY PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

RETIREMENT ACCOUNTS

Please call 1-800-764-0442 for the appropriate form.

TRUST ACCOUNTS

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

CORPORATION OR OTHER ENTITY

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE

For your protection, we require a guaranteed signature if you request:

-    to change account ownership

- a redemption check made payable to anyone other than the shareholder(s) of record

-    a redemption check mailed to an address other than the address of record

-    a redemption check or wire sent to a bank other than the bank on file

- a redemption check mailed to an address of record that has been changed within 30 days of your request

- a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

-    to add telephone redemption privileges

-    to change bank account information on an account

You can have your signature guaranteed at a:

-    bank

-    broker/dealer

-    credit union (if authorized under state law)

-    securities exchange/association

-    clearing agency

-    savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS

We can deliver redemption proceeds to you:

BY CHECK

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see SIGNATURE GUARANTEE, above). If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE

$1,000 minimum. Proceeds are usually received the business day after the date you sell. There is a $15 fee for this service. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY ELECTRONIC FUNDS TRANSFER

No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

About Your Investment

TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds' Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact the transfer agent at 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account within 5 business days if clarifying information and documentation is not received.

The Funds accept investments only from U.S. investors; foreign investors are not accepted.


We can execute transaction requests only if they are in "good order." Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in "good order" by the Funds until the order meets these requirements. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.


We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

TRANSACTIONS CONDUCTED BY PHONE OR FAX

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

-    requiring personal identification prior to acting upon instructions

-    providing written confirmation of such transactions

-    tape-recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

EFFECTIVE DATE OF TRANSACTIONS

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds' transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. DOLLARS

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash, cashier's checks, money orders, Treasury checks, credit card checks, starter checks or travelers' checks.

RETURNED CHECKS

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Funds.

CONFIRMATION STATEMENTS

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

TAX IDENTIFICATION NUMBER

If you do not provide your Social Security or tax identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on required reports.

ACCOUNT MINIMUMS

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will base the decision to close an account on our determination of what is best for the Funds. We will give you at least 60 days' written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

-    reject any investment or exchange

-    cancel any purchase due to nonpayment or insufficient investor information

-    modify the conditions of purchase or sale at any time

-    waive or lower investment minimums or requirements

-    limit the amount that may be purchased

- close an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

-    suspend the offering of shares

                                                           About Your Investment

                                         FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 7 p.m. Central Time.

24-HOUR ACCOUNT INFORMATION

- BY PHONE: 1-800-764-0442 - the automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

- ICON FUNDS WEBSITE: By visiting www.iconadvisers.com, you can access your accounts and view the latest Fund performance returns, daily prices, news articles, and much more 24 hours a day.

About Your Investment

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)

Allows you to make automatic purchases of at least $100 from a bank account. See HOW TO ADD TO AN ACCOUNT THROUGH AUTOMATIC TRANSACTION PLANS ABOVE.

ELECTRONIC FUNDS TRANSFER PROGRAM

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

PAYROLL DEDUCTION

Allows you to make automatic purchases of at least $100 per pay period through payroll deduction.

HOUSEHOLDING

To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

                                               Dividends and Other DistributionS

The ICON Core Equity, Covered Call and Long/Short Funds intend to distribute net investment income and net capital gains, if any, on an annual basis each December. The ICON Equity Income Fund intends to distribute any net income on a quarterly basis every March, June, September, and December, and to distribute any net capital gains each December. The ICON Bond Fund intends to distribute any net income on a monthly basis and to distribute any net capital gains each December. From time to time, the Funds may make additional distributions.

If the Funds pay dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends. You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Taxes

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund's total gains on such sales exceed its total losses (including losses carried forward from prior years), a Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.


You may also realize capital gains or losses when you sell or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

                                                            Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the fiscal years ended September 30, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund's shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP
(PwC). PwC's report and the Funds' financial statements are included in the Funds' 2004 Annual Report, which is available upon request or at www.iconadvisers.com.

                                                        ICON BOND FUND - CLASS C

                                                                                      FOR THE PERIOD
                                                                    FOR THE YEAR     OCTOBER 21, 2002
                                                                        ENDED         (INCEPTION) TO
                                                                    SEPTEMBER 30,      SEPTEMBER 30,
                                                                        2004              2003
-----------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                $    10.42        $     9.79
                                                                    ----------        ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                  0.38              0.37
Net realized and unrealized gains (losses) on investments                 0.12              0.60
                                                                    ----------        ----------

Total from investment operations                                          0.50              0.97
                                                                    ----------        ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (0.38)            (0.34)
Distributions from net realized gains                                     0.00              0.00
                                                                    ----------        ----------

Total Distributions                                                      (0.38)            (0.34)
                                                                    ----------        ----------

Net asset value, end of period                                      $    10.54        $    10.42
                                                                    ==========        ==========

Total Return*                                                             4.83%             9.98%

Net assets, end of period (in thousands)                            $      371        $      260
Average net assets for the period (in thousands)                    $      317        $      199
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                      6.84%             2.05%
After expense limitation/recoupment                                       1.90%             1.90%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                      3.63%             3.48%
After expense limitation/recoupment                                       8.57%             3.63%
Portfolio turnover rate(b)                                               37.98%            41.65%(a)

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                        ICON BOND FUND - CLASS I

                                                                                       FOR THE YEAR
                                                                    FOR THE YEAR     OCTOBER 1, 2002
                                                                       ENDED         (INCEPTION) TO
                                                                    SEPTEMBER 30,      SEPTEMBER 30,
                                                                        2004              2003
-----------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                $    10.41        $    10.00
                                                                    ----------        ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                  0.45              0.42
Net realized and unrealized gains (losses) on investments                 0.10              0.38
                                                                    ----------        ----------

Total from investment operations                                          0.55              0.80
                                                                    ----------        ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (0.44)            (0.39)
Distributions from net realized gains                                     0.00              0.00
                                                                    ----------        ----------

Total Distributions                                                      (0.44)            (0.39)
                                                                    ----------        ----------

Net asset value, end of period                                      $    10.52        $    10.41
                                                                    ==========        ==========

Total Return*                                                             5.41%             8.19%

Net assets, end of period (in thousands)                            $   61,502        $   39,338
Average net assets for the period (in thousands)                    $   46,295        $   33,787
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                      1.29%             1.45%
After expense limitation/recoupment                                       1.30%             1.30%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                      4.28%             4.01%
After expense limitation/recoupment                                       4.27%             4.16%
Portfolio turnover rate(b)                                               37.98%            41.65%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                        ICON BOND FUND - CLASS Z

                                                                                        FOR THE PERIOD
                                                                                          MAY 6, 2004
                                                                                        (INCEPTION) TO
                                                                                         SEPTEMBER 30,
                                                                                             2004
------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                      $   10.26
                                                                                          ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                                       0.46
Net realized and unrealized gains (losses) on investments                                     (0.02)
                                                                                          ---------

Total from investment operations                                                               0.44


LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                          (0.19)
Distributions from net realized gains                                                          0.00
                                                                                          ---------

Total Distributions                                                                           (0.19)
                                                                                          ---------

Net asset value, end of period                                                            $   10.51
                                                                                          =========

Total Return*                                                                                  4.33%

Net assets, end of period (in thousands)                                                  $       1
Average net assets for the period (in thousands)                                          $       1
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                           0.86%
After expense limitation/Recoupment                                                            0.86%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                           4.60%
After expense limitation/recoupment                                                            4.60%
Portfolio turnover rate(b)                                                                    37.98%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                 ICON CORE EQUITY FUND - CLASS C

                                                                                                              FOR THE PERIOD
                                                                                                             NOVEMBER 28, 2000
                                                                                                              (INCEPTION) TO
                                                                         FOR THE YEAR ENDED SEPTEMBER 30,      SEPTEMBER 30,
                                                                           2004        2003        2002            2001
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                     $  10.88    $   9.36    $   9.98        $   10.62
                                                                         --------    --------    --------        ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(x)                                                      (0.16)      (0.11)      (0.15)           (0.10)
Net realized and unrealized gains (losses) on investments                    1.69        1.63       (0.20)           (0.54)
                                                                         --------    --------    --------        ---------

Total from investment operations                                             1.53        1.52       (0.35)            0.64)

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                         0.00        0.00        0.00             0.00
Distributions from net realized gains                                        0.00        0.00       (0.27)            0.00
                                                                         --------    --------    --------        ---------

Total Distributions                                                          0.00       0.00        (0.27)            0.00
                                                                         --------    --------    --------        ---------

Net asset value, end of period                                           $  12.41    $  10.88    $   9.36        $    9.98
                                                                         ========    ========    ========        =========

Total Return*                                                               14.06%      16.24%     (4.07%)          (6.03%)+

Net assets, end of period (in thousands)                                 $ 53,101    $ 35,428    $ 27,744        $   6,324
Average net assets for the period (in thousands)                         $ 45,114    $ 30,459    $ 19,849        $   2,920
Ratio of expenses to average net assets(a)                                   2.08%       2.14%       2.11%            2.23%
Ratio of net investment loss to average net assets(a)                       (1.34%)     (1.12%)     (1.33%)          (1.24%)
Portfolio turnover rate(b)                                                 116.26%     188.07%     107.82%          124.61%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
+ The total return for the Class C shares for the period November 28, 2000 (inception) to September 30, 2001 has been restated. The previous total return was (0.20%).
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                 ICON CORE EQUITY FUND - CLASS I


                                                                                                               FOR THE PERIOD
                                                                                                              OCTOBER 12, 2000
                                                                                                               (INCEPTION) TO
                                                                         FOR THE YEAR ENDED SEPTEMBER 30,       SEPTEMBER 30,
                                                                           2004        2003        2002            2001
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                     $  11.12    $   9.50    $  10.04        $   10.00
                                                                         --------    --------    --------        ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(x)                                                      (0.07)      (0.04)      (0.07)           (0.05)
Net realized and unrealized gains (losses) on investments                    1.73        1.66       (0.20)            0.09
                                                                         --------    --------    --------        ---------

Total from investment operations                                             1.66        1.62       (0.27)            0.04
                                                                         --------    --------    --------        ---------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                            -           -           -               -
                                                                         --------    --------    --------        ---------
Distributions from net realized gains                                           -           -      (0.27)                -

Total Distributions                                                             -           -      (0.27)                -
                                                                         --------    --------    --------        ---------

Net asset value, end of period                                           $  12.78    $  11.12    $   9.50        $   10.04
                                                                         ========    ========    ========        =========

Total Return*                                                               14.93%      17.05%      (3.23%)           0.40%

Net assets, end of period (in thousands)                                 $ 47,273    $ 37,603    $ 42,232        $  23,261
Average net assets for the period (in thousands)                         $ 43,044    $ 34,007    $ 37,577        $  23,802
Ratio of expenses to average net assets(a)                                   1.33%       1.39%       1.36%            1.60%
Ratio of net investment loss to average net assets(a)                       (0.59%)     (0.37%)     (0.58%)          (0.36%)
Portfolio turnover rate(b)                                                 116.26%     188.07%     107.82%          124.61%


(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                 ICON CORE EQUITY FUND - CLASS Z

                                                                                         FOR THE PERIOD
                                                                                          MAY 6, 2004
                                                                                        (INCEPTION) TO
                                                                                         SEPTEMBER 30,
                                                                                             2004
-------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                      $    12.07
                                                                                          ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                                       (0.03)
Net realized and unrealized gains (losses) on investments                                       0.75
                                                                                         -----------

Total from investment operations                                                                0.72
                                                                                          ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                            0.00
Distributions from net realized gains                                                           0.00
                                                                                          ----------

Total Distributions                                                                             0.00
                                                                                          ----------

Net asset value, end of period                                                            $    12.79
                                                                                          ==========

Total Return*                                                                                   5.97%

Net assets, end of period (in thousands)                                                  $       36
Average net assets for the period (in thousands)                                          $       32
Ratio of expenses to average net assets(a)                                                      1.12%
Ratio of net investment loss to average net assets(a)                                          (0.28%)
Portfolio turnover rate(b)                                                                    116.26%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                ICON COVERED CALL FUND - CLASS C


                                                                                       FOR THE PERIOD
                                                                    FOR THE YEAR      NOVEMBER 21, 2002
                                                                       ENDED           (INCEPTION) TO
                                                                    SEPTEMBER 30,       SEPTEMBER 30,
                                                                        2004                2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                  $   12.32         $   10.75
                                                                      ---------         ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(x)                                                    (0.16)            (0.17)
Net realized and unrealized gains on investments                           1.34              1.74
                                                                      ---------         ---------

Total from investment operations                                           1.18              1.57
                                                                      ---------         ---------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       0.00              0.00
Distributions from net realized gains                                     (0.44)             0.00
                                                                      ---------         ---------

Total Distributions                                                       (0.44)             0.00
                                                                      ---------         ---------

Net asset value, end of period                                        $   13.06         $   12.32
                                                                      =========         =========

Total Return*                                                              9.69%            14.60%

Net assets, end of period (in thousands)                              $   1,964         $     148
Average net assets for the period (in thousands)                      $     838         $      50
Ratio of expenses to average net assets(a)
Before expense limitation                                                  3.89%             2.83%
After expense limitation                                                   2.20%             2.20%
Ratio of net investment loss to average net assets(a)
Before expense limitation                                                 (2.93%)           (2.13%)
After expense limitation                                                  (1.23%)           (1.50%)
Portfolio turnover rate(b)                                               167.57%           184.24%


(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                ICON COVERED CALL FUND - CLASS I

                                                                                       FOR THE YEAR
                                                                    FOR THE YEAR      OCTOBER 1, 2002
                                                                       ENDED          (INCEPTION) TO
                                                                    SEPTEMBER 30,      SEPTEMBER 30,
                                                                        2004               2003
-----------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                  $    12.40         $   10.00
                                                                      ----------         ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(x)                                                     (0.07)            (0.07)
Net realized and unrealized gains on investments                            1.36              2.47
                                                                      ----------         ---------

Total from investment operations                                            1.29              2.40
                                                                      ----------         ---------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        0.00              0.00
Distributions from net realized gains                                      (0.44)             0.00
                                                                      ----------         ---------

Total Distributions                                                        (0.44)             0.00
                                                                      ----------         ---------

Net asset value, end of period                                        $    13.25         $   12.40
                                                                      ==========         =========

Total Return*                                                              10.53%            24.00%

Net assets, end of period (in thousands)                              $   42,962         $  20,981
Average net assets for the period (in thousands)                      $   30,305         $  14,544
Ratio of expenses to average net assets(a)
Before expense limitation                                                   1.60%             2.07%
After expense limitation                                                    1.45%             1.45%
Ratio of net investment loss to average net assets(a)
Before expense limitation                                                  (0.67%)           (1.27%)
After expense limitation                                                   (0.52%)           (0.65%)
Portfolio turnover rate(b)                                                167.57%           184.24%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                ICON COVERED CALL FUND - CLASS Z

                                                                                         FOR THE PERIOD
                                                                                          MAY 6, 2004
                                                                                         (INCEPTION) TO
                                                                                         SEPTEMBER 30,
                                                                                             2004
-------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                       $    12.86
                                                                                           ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(x)                                                                        (0.01)
Net realized and unrealized gains (losses) on investments                                        0.44
                                                                                           ----------

Total from investment operations                                                                 0.43
                                                                                           ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                             0.00
Distributions from net realized gains                                                            0.00
                                                                                           ----------

Total Distributions                                                                              0.00
                                                                                           ----------

Net asset value, end of period                                                             $    13.29
                                                                                           ==========

Total Return*                                                                                    3.34%

Net assets, end of period (in thousands)                                                   $        3
Average net assets for the period (in thousands)                                           $        2
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                             1.12%
After expense limitation/recoupment                                                              1.12%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                            (0.11%)
After expense limitation/recoupment                                                             (0.11%)
Portfolio turnover rate(b)                                                                     167.57%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                               ICON EQUITY INCOME FUND - CLASS C

                                                                                      FOR THE PERIOD
                                                                     FOR THE YEAR    NOVEMBER 8, 2002
                                                                        ENDED         (INCEPTION) TO
                                                                    SEPTEMBER 30,      SEPTEMBER 30,
                                                                        2004               2003

-----------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                  $    12.21       $    10.63
                                                                      ----------       ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                    0.20             0.16
Net realized and unrealized gains on investments                            2.06             1.59
                                                                      ----------       ----------

Total from investment operations                                            2.26             1.75
                                                                     -----------       ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (0.20)           (0.17)
Dividends from net realized gains                                           0.00             0.00
                                                                      ----------       ----------

Total Distributions                                                        (0.20)           (0.17)
                                                                      ----------       ----------

Net asset value, end of period                                        $    14.27       $    12.21
                                                                      ==========       ==========

Total Return*                                                              18.56%           16.63%

Net assets, end of period (in thousands)                              $    1,885       $      581
Average net assets for the period (in thousands)                      $    1,053       $      348
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                        3.47%            2.48%
After expense limitation/recoupment                                         2.20%            2.20%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                        0.12%            1.10%
After expense limitation/recoupment                                         1.40%            1.38%
Portfolio turnover rate(b)                                                 51.84%           35.17%

(x)  Calculated using average share method.
*    Annualized for periods less than a year.
(a) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.
(b)  The total return calculation is for the period indicated.

                                               ICON EQUITY INCOME FUND - CLASS I


                                                                                      FOR THE YEAR
                                                                    FOR THE YEAR     OCTOBER 1, 2002
                                                                       ENDED         (INCEPTION) TO
                                                                    SEPTEMBER 30,     SEPTEMBER 30,
                                                                        2004              2003
----------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                  $    12.22       $    10.00
                                                                      ----------       ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                    0.31             0.25
Net realized and unrealized gains on investments                            2.09             2.20
                                                                      ----------       ----------

Total from investment operations                                            2.40             2.45
                                                                      ----------       ----------

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                                       (0.29)           (0.23)
Dividends from net realized gains                                           0.00             0.00
                                                                      ----------       ----------

Total Distributions                                                         0.00            (0.23)
                                                                      ----------       ----------

Net asset value, end of period                                        $    14.33       $    12.22
                                                                      ==========       ==========

Total Return*                                                              19.69%           24.72%

Net assets, end of period (in thousands)                              $  117,552       $   42,474
Average net assets for the period (in thousands)                      $   88,318       $   25,288
Ratio of expenses to average net assets(a)
Before expense limitation                                                   1.35%            1.72%
After expense limitation                                                    1.37%            1.45%
Ratio of net investment income to average net assets(a)
Before expense limitation                                                   2.25%            2.23%
After expense limitation                                                    2.23%            2.30%
Portfolio turnover rate(b)                                                 51.84%           35.17%


(x)  Calculated using average share method.
*    Annualized for periods less than a year.
(a) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.
(b)  The total return calculation is for the period indicated.

                                               ICON EQUITY INCOME FUND - CLASS Z


                                                                                        FOR THE PERIOD
                                                                                         MAY 10, 2004
                                                                                        (INCEPTION) TO
                                                                                         SEPTEMBER 30,
                                                                                             2004
-------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                       $    13.43
                                                                                           ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                                         0.39
Net realized and unrealized gains (losses) on investments                                        0.70
                                                                                           ----------

Total from investment operations                                                                 1.09
                                                                                           ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                            (0.19)
Distributions from net realized gains                                                            0.00
                                                                                           ----------

Total Distributions                                                                             (0.19)
                                                                                           ----------

Net asset value, end of period                                                             $    14.33
                                                                                           ==========

Total Return*                                                                                    8.12%

Net assets, end of period (in thousands)                                                   $       14
Average net assets for the period (in thousands)                                           $       12
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                             1.11%
After expense limitation/recoupment                                                              0.97%(c)
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                             2.62%
After expense limitation/recoupment                                                              2.76%
Portfolio turnover rate(b)                                                                      51.84%


(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

(c) The limitation on expenses for Class Z occurred when the Adviser reimbursed the Fund for excise and income taxes incurred during the period. These expenses were extraordinary expenses not subject to the contractual expense limitation.

                                                  ICON LONG/SHORT FUND - CLASS C

                                                                                       FOR THE PERIOD
                                                                    FOR THE YEAR      OCTOBER 17, 2002
                                                                       ENDED           (INCEPTION) TO
                                                                    SEPTEMBER 30,       SEPTEMBER 30,
                                                                        2004                2003
------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                  $    11.92       $    10.61
                                                                      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(x)                                                   (0.18)           (0.15)
Net realized and unrealized gains on investments                            2.15             1.46
                                                                      ----------       ----------

Total from investment operations                                            1.97             1.31
                                                                      ----------       ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        0.00             0.00
Distributions from net realized gains                                      (0.16)            0.00
                                                                      ----------       ----------

Total Distributions                                                        (0.16)            0.00
                                                                      ----------       ----------

Net asset value, end of period                                        $    13.73       $    11.92
                                                                      ==========       ==========

Total Return*                                                              16.61%           12.35%

Net assets, end of period (in thousands)                              $    3,716       $      269
Average net assets for the period (in thousands)                      $    1,417       $      186
Ratio of expenses to average net assets(a)
Before expense limitation                                                   3.52%            3.84%
After expense limitation                                                    2.30%            2.30%
Ratio of net investment loss to average net assets(a)
Before expense limitation                                                  (2.57%)          (2.99%)
After expense limitation                                                   (1.35%)          (1.45%)
Portfolio turnover rate                                                   148.32%          162.25%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                  ICON LONG/SHORT FUND - CLASS I


                                                                                        FOR THE YEAR
                                                                    FOR THE YEAR      OCTOBER 1, 2002
                                                                       ENDED           (INCEPTION) TO
                                                                    SEPTEMBER 30,       SEPTEMBER 30,
                                                                        2004                2003
------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                  $    12.00       $     0.00
                                                                      ----------       ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(x)                                                   (0.08)           (0.07)
Net realized and unrealized gains on investments                            2.16             2.07
                                                                      ----------        ---------

Total from investment operations                                            2.08             2.00
                                                                      ----------        ---------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        0.00             0.00
Distributions from net realized gains                                      (0.16)            0.00
                                                                      ----------      -----------

Total Distributions                                                        (0.16)            0.00
                                                                      ----------       ----------

Net asset value, end of period                                        $    13.92       $    12.00
                                                                      ==========       ==========

Total Return*                                                              17.42%           20.00%

Net assets, end of period (in thousands)                              $   24,480       $    9,726
Average net assets for the period (in thousands)                      $   14,374       $    6,997
Ratio of expenses to average net assets(a)
Before expense limitation                                                   2.15%            3.09%
After expense limitation(c)                                                 1.74%            1.55%
Ratio of net investment loss to average net assets(a)
Before expense limitation                                                  (1.03%)          (2.20%)
After expense limitation                                                   (0.62%)          (0.66%)
Portfolio turnover rate(b)                                                148.32%          162.25%


(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.


(c) The Fund's operating expenses, not including dividends on short positions, are contractually limited to 2.30% for Class C, 1.55% for Class I, and 1.30% for Class Z. The ratios in these financial highlights reflect the limitation including the dividends on short positions.

                                                  ICON LONG/SHORT FUND - CLASS Z


                                                                                        FOR THE PERIOD
                                                                                          MAY 6, 2004
                                                                                        (INCEPTION) TO
                                                                                         SEPTEMBER 30,
                                                                                             2004
-------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                      $     13.99
                                                                                          -----------

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(x)                                                                        (0.04)
Net realized and unrealized gains (losses) on investments                                       (0.01)
                                                                                          -----------

Total from investment operations                                                                (0.05)
                                                                                          -----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                             0.00
Distributions from net realized gains                                                            0.00
                                                                                          -----------

Total Distributions                                                                              0.00
                                                                                          -----------

Net asset value, end of period                                                            $     13.94
                                                                                          ===========

Total Return*                                                                                   (0.36%)

Net assets, end of period (in thousands)                                                  $        32
Average net assets for the period (in thousands)                                          $        29
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                             1.98%
After expense limitation/recoupment                                                              1.76%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                            (0.50%)
After expense limitation/recoupment                                                             (0.28%)
Portfolio turnover rate(b)                                                                     148.32%


(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

ICON Funds Privacy Policy

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, Social Security number, account information, and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information, except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

                                                         For Further Information

More information about the Funds is available to you free of charge. The Funds' Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information:

By Telephone                        Call 1-800-764-0442

By Mail                             ICON Funds
                                    P.O. Box 701
                                    Milwaukee, WI 53201-0701

In Person                           ICON Funds
                                    5299 DTC Boulevard, Suite 1200
                                    Greenwood Village, CO 80111

By E-Mail                           info@iconadvisers.com

On the Internet                     ICON Funds website:
                                    www.iconadvisers.com
                                    EDGAR database on the SEC website:
                                    www.sec.gov

By E-Mail or in Person              E-Mail the Securities and Exchange
from the Securities and             Commission at publicinfo@sec.gov
Exchange Commission
(you will pay a copying fee)

                                    Visit or write:
                                    SEC's Public Reference Section
                                    Washington, D.C. 20549-0102

                                    Call 1-202-942-8090 for information
                                    about the operation of the Public
                                    Reference Room

                      This page is intentionally left blank

                      This page is intentionally left blank

[ICON FUNDS(R) LOGO]


1-800-764-0442
www.iconadvisers.com


I-126-DIV                                     ICON Funds' SEC File No. 811-07883

PROSPECTUS

ICON FOREIGN FUNDS

- JANUARY 29, 2005

ICON ASIA-PACIFIC REGION FUND

ICON EUROPE FUND

ICON INTERNATIONAL EQUITY FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ICON FUNDS(R) LOGO]

                                                               TABLE OF CONTENTS


ICON'S INVESTMENT APPROACH                                                     2

FUND SUMMARIES                                                                 3
   ICON Asia-Pacific Region Fund                                               4
   ICON Europe Fund                                                            8
   ICON International Equity Fund                                             12

MORE ABOUT INVESTMENT STRATEGIES AND RISKS                                    16

THE FUNDS' INVESTMENT MANAGER                                                 20

ABOUT YOUR INVESTMENT                                                         22
   Your Share Price                                                           22
   Investing in the ICON Funds                                                24
   Classes of Shares and Distribution Arrangements                            26
   Opening an Account                                                         28
   Doing Business with the ICON Funds                                         30
   Redeeming Shares                                                           32
   Transaction Policies                                                       34
   For More Information About Your Account                                    37
   Establishing Additional Services                                           38

DIVIDENDS AND OTHER DISTRIBUTIONS                                             39

TAXES                                                                         40

FINANCIAL HIGHLIGHTS                                                          41

ICON FUNDS PRIVACY POLICY                                                     46

ICON'S INVESTMENT APPROACH

ICON Advisers, Inc. ("ICON"), the Funds' investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that are underpriced. Our unique combination of industry rotation and bottom-up valuation of foreign equity investments distinguishes us from other investment managers.

We focus on industry and sector rotation within the international marketplace and buy underpriced securities in specific industries, sectors, and countries when our system indicates they are on sale and poised to assume market leadership. We believe the market goes through themes over time. Themes are defined simply: stocks in industries that were leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell overpriced industries and buy underpriced industries, as identified by our valuation model, to capture developing industry and sector themes, without restrictions on market capitalization.

We compute a value-to-price ratio for the foreign securities in our database to determine whether industries, sectors and a country's securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.


The ICON valuation methodology is rooted in the fundamentals of finance: earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields. We use these fundamentals to analyze our database of the thousands of companies included in the nearly 140 separate industries and nine basic market sectors as classified by the Standard & Poor's Global Industry Classification Standard Industry Codes. We then compare our valuation of a security to its current market price to arrive at a "value-to-price" ratio for each stock, and in turn, develop a value-to-price ratio for each of the nearly 140 industries.


In addition to identifying industries underpriced relative to the broad market, we seek those industries that demonstrate relative strength, meaning above-average performance or leadership against the current market.


                                   One Market


                                    [GRAPHIC]


                               Nine Basic Sectors


                                    [GRAPHIC]


                                 S&P Industries

                                    [GRAPHIC]


                           ICON's Investment Database


[SIDENOTE]

THINKING OUTSIDE THE BOX


THE ICON FUNDS ARE MANAGED USING AN APPROACH THAT IMPOSES NO LIMITS OR RESTRICTIONS ON MARKET CAPITALIZATION. MOST INVESTMENT MANAGERS CHARACTERIZE THEIR STYLE AS FALLING INTO ONE OF SIX STYLE BOXES: BY A COMPANY'S MARKET CAPITALIZATION -- SMALL-CAP, MID-CAP, OR LARGE-CAP, AND BY STYLE -- EITHER VALUE OR GROWTH. WE ARE OPPOSED TO TRADITIONAL STYLE GRIDS BECAUSE WE BELIEVE THAT STOCKS MIGRATE THROUGH THE GRID OVER TIME.


ICON USES AN ALL-CAP STRATEGY THAT IS NOT LIMITED BY THESE ARBITRARY BARRIERS OR RESTRICTIONS. THE ICON FUNDS HAVE THE FREEDOM TO INVEST IN SMALL-, MID-, OR LARGE-SIZE COMPANIES.

VALUATION DISCIPLINE

THERE ARE TIMES DURING MARKET CYCLES IN WHICH THE ICON SYSTEM MAY INDICATE STOCKS HAVE EXCEEDED FAIR VALUE; IN OTHER WORDS, THE ICON METHODOLOGY DOES NOT IDENTIFY INDUSTRIES OR STOCKS AS BEING UNDERVALUED. IN THIS EVENT, WE CONTINUE TO IMPLEMENT OUR INVESTMENT DISCIPLINE USING OTHER MORE DEFENSIVE VEHICLES.

                                                                  FUND SUMMARIES


The Funds' investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described on pages 4 to 15. Additional information about the Funds' investment strategies and associated risks begins on page 16.


Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), does not reflect the impact of taxes, and does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. You may not invest directly in these indexes.


- The unmanaged Morgan Stanley Capital International (MSCI) All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.


- The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies. Total return figures for the index for the periods through March 31, 1998 do not include the reinvestment of any dividends or distributions.


- The unmanaged MSCI Europe Index measures the weighted average performance in U.S. dollars of share prices of a select group of stocks from 15 European countries.

- The MSCI All Country World Index ex-United States (MSCI ACWI ex-U.S.) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets worldwide.


Factset Research Systems, Inc. ("FactSet") and Bloomberg are the sources for the index returns included in this Prospectus.


WHAT THE FUNDS ARE -- AND AREN'T

THESE FUNDS ARE MUTUAL FUNDS -- POOLED INVESTMENTS THAT ARE PROFESSIONALLY MANAGED AND PROVIDE THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THEY STRIVE TO MEET THEIR STATED GOALS, ALTHOUGH AS WITH ALL MUTUAL FUNDS, THEY CANNOT OFFER GUARANTEED RESULTS. AS WITH ANY MUTUAL FUND, THERE IS ALWAYS A RISK THAT YOU MAY LOSE MONEY ON YOUR INVESTMENT IN A FUND.


AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY.

ICON ASIA-PACIFIC REGION FUND

TICKER SYMBOL: ICARX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Asia-Pacific Region Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the Asia-Pacific region. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:


FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.


GEOGRAPHIC RISK. The Fund will be more susceptible to the economic, market, political and local risks of the Asia-Pacific region than a fund that is more geographically diversified. The Asia-Pacific region includes countries in all stages of economic development. Asian economies tend to be characterized by over-extensions of credit, currency devaluations and restrictions, rising unemployment, and high inflation. The markets in Asian-Pacific countries have experienced significant historical volatility.

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors.

[SIDENOTE]


INVESTABLE COMPANIES


IN DETERMINING WHERE A COMPANY CONDUCTS ITS PRINCIPAL BUSINESS ACTIVITIES, WE CONSIDER WHERE THE ISSUER'S ASSETS ARE LOCATED, WHERE THE ISSUER OPERATES AND IS ORGANIZED, WHERE THE MAJORITY OF THE ISSUER'S GROSS INCOME IS EARNED, AND WHETHER THE ISSUER'S PRINCIPAL STOCK EXCHANGE LISTING IS IN THE REGION.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's net asset value ("NAV") and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


ASIA-PACIFIC COUNTRIES


THE ASIA-PACIFIC REGION INCLUDES AUSTRALIA, CHINA, HONG KONG, INDONESIA, JAPAN, KOREA, MALAYSIA, NEW ZEALAND, PHILIPPINES, SINGAPORE, TAIWAN AND THAILAND.

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.


[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998    -6.17%
1999    69.72%
2000   -27.03%
2001   -29.61%
2002   -10.53%
2003    43.67%
2004     4.02%


BEST QUARTER:

Q4 1998   27.21%


WORST QUARTER:
Q3 2001  -21.81%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                       1        5        SINCE
ICON ASIA-PACIFIC REGION FUND                                         YEAR    YEARS    INCEPTION*
------------------------------------------------------------------   ------   ------   ----------
Return Before Taxes                                                   4.02%   -7.24%     -1.27%

Return After Taxes on Distributions                                   3.91%   -7.30%     -1.31%

Return After Taxes on Distributions and Sale of Fund Shares           2.61%   -6.03%     -1.09%

MSCI All Country Pacific Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)               18.58%   -2.94%      0.72%


* Inception Date: 2/25/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


SHAREHOLDER FEES
     Sales Charge (Load) on Purchases                   None

     Purchase Fee                                       None

     Sales Charge on Reinvested Dividends               None

     Redemption Fee(1)                                  None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                     1.00%

     Other Expenses(2)                                  0.91%

     Total Annual Fund Operating Expenses               1.91%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

     1 Year        $     194

     3 Years       $     600

     5 Years       $   1,032

     10 Years      $   2,233

ICON EUROPE FUND

TICKER SYMBOL: ICSEX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Europe Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the European region. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:


FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.


GEOGRAPHIC RISK. The Fund will be more susceptible to the economic, market, political and local risks of the European region than a fund that is more geographically diversified. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union, which imposes restrictions on inflation rates, deficits and debt levels. Unemployment in Europe has historically been high. Many Eastern European countries continue to move toward market economies, however, their markets remain relatively underdeveloped.

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


EUROPEAN COUNTRIES

EUROPE INCLUDES AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, POLAND, PORTUGAL, SPAIN, THE NETHERLANDS, NORWAY, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as previously noted. The Fund's past performance, both before and after taxes, is no guarantee of future results. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect.


[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998     21.71%
1999     -4.67%
2000     -1.29%
2001    -21.44%
2002     -6.69%
2003     45.97%
2004     21.84%


BEST QUARTER:
Q2 2003   23.65%

WORST QUARTER:
Q3 2002  -20.94%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                 1        5        SINCE
ICON EUROPE FUND                                                YEAR    YEARS    INCEPTION*
-----------------------------------------------------------    ------   ------   ----------
Return Before Taxes                                            21.84%    5.17%      8.13%

Return After Taxes on Distributions                            21.84%    5.15%      6.71%

Return After Taxes on Distributions and Sale of Fund Shares    14.20%    4.45%      6.16%

Bloomberg European 500 Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)         12.80%   -5.03%      6.20%

MSCI Europe Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)         21.38%    0.42%      8.26%


* Inception Date: 2/20/97


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


SHAREHOLDER FEES
     Sales Charge (Load) on Purchases                   None

     Purchase Fee                                       None

     Sales Charge on Reinvested Dividends               None

     Redemption Fee(1)                                  None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                     1.00%

     Other Expenses(2)                                  1.24%

     Total Annual Fund Operating Expenses               2.24%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

     1 Year        $     227

     3 Years       $     700

     5 Years       $   1,200

     10 Years      $   2,575

ICON INTERNATIONAL EQUITY FUND


TICKER SYMBOLS: CLASS C: IIQCX CLASS I: IIQIX CLASS Z: ICNEX


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON International Equity Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside of the United States. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:


FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.


STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors. The Fund may invest up to 25% of its total assets in a single industry.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown is for the Fund's Class Z shares. Performance for Class C and Class I shares will be lower due to differences in charges, expenses, inception dates and 12b-1 fees. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect.


[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class Z Shares


1998    15.25%
1999    20.74%
2000    -8.65%
2001   -22.28%
2002   -18.56%
2003    64.13%
2004    18.07%


BEST QUARTER:
Q2 2003   27.46%

WORST QUARTER:
Q3 2002  -21.68%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                  1        5        SINCE
ICON INTERNATIONAL EQUITY FUND - CLASS Z                         YEAR    YEARS    INCEPTION*
-----------------------------------------------------------     ------   ------   ----------
Return Before Taxes                                             18.07%    2.30%      7.44%

Return After Taxes on Distributions                             16.53%    1.19%      5.93%

Return After Taxes on Distributions and Sale of Fund Shares     13.52%    1.47%      5.77%

MSCI ACWI ex-U.S
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)          21.36%    0.02%      5.63%


* Inception Date: 2/18/97

After-tax performance is shown only for the Fund's Class Z Shares. Performance for Class C and Class I Shares are not included as these classes did not have a full calendar year of performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


                                                      CLASS C   CLASS I    CLASS Z
SHAREHOLDER FEES
     Sales Charge (Load) on Purchases                   None      None       None

     Purchase Fee                                       None      None       None

     Sales Charge on Reinvested Dividends               None      None       None

     Redemption Fee(1)                                  None      None       None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                     1.00%     1.00%      1.00%

     Distribution/Servicing - Rule 12b-1 Fee            1.00%     0.25%      None

     Other Expenses(2)                                  1.06%     1.07%      0.98%

     Total Annual Fund Operating Expenses               3.06%     2.32%      1.98%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

                   Class C     Class I     Class Z
     1 Year       $     309   $     235   $     201

     3 Years      $     945   $     724   $     621

     5 Years      $   1,606   $   1,240   $   1,068

     10 Years     $   3,374   $   2,656   $   2,306

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information ("SAI") contains more detailed information about the Funds' investment policies and risks.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures related to the disclosure of the Funds' portfolio securities is available at www.iconadvisers.com and in the Funds' SAI.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

FIXED-INCOME SECURITIES. While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment-grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

SECURITIES THAT ARE NOT READILY MARKETABLE. Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees ("Board"), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

DERIVATIVES. A Fund may use derivatives to hedge risks inherent in a Fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund's performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund's other investments.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of a Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.


PORTFOLIO TURNOVER. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors, including:

COMPANY RISK. The securities in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:

     MARKET RISK. Foreign markets have less trading volume than U.S. markets, are not generally as liquid, and may be more volatile than those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States and settlement periods may be longer.

     REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards may be less uniform than in the United States.

     Exchange control regulations or currency restrictions could prevent cash from being brought back into the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may also be subject to withholding taxes in foreign countries and could experience difficulty in pursuing legal remedies and collecting judgments.


     CURRENCY RISK. The Funds receive substantially all of their revenue in foreign currencies and the net asset values of the Funds will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.


     POLITICAL RISK. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.

EMERGING MARKET RISK. While the Funds expect to invest a substantial portion of their assets in the securities of issuers located in developed countries, the Funds may also invest in the securities of issuers located in emerging countries. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies in emerging markets may have more volatile share prices and be less liquid than those of securities issued by companies in more developed countries.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

     INTEREST RATE RISK. When interest rates change, the value of a Fund's fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

     CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

     CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

THE FUNDS' INVESTMENT MANAGER

ICON Advisers, Inc. serves as investment adviser to each Fund and is responsible for selecting the Funds' investments and handling their day-to-day business. ICON's corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.


ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. ICON managed approximately $3.6 billion in total assets as of December 31, 2004.

The Funds are managed using ICON's quantitative model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON's Investment Committee since 1991 and served as ICON's Chief Investment Officer until January 2005.


PORTFOLIO MANAGERS


The ICON Asia-Pacific Region Fund is managed by J.C. Waller, III, Portfolio Manager, and Scott Snyder, Assistant Portfolio Manager. The ICON Europe Fund is managed by Robert Straus, Portfolio Manager, and Scott Snyder, Assistant Portfolio Manager. The ICON International Equity Fund is team-managed by Derek Rollingson, Scott Snyder, Robert Straus, and J.C. Waller, III.

Mr. Rollingson is Vice President of Investments, Director of Research, and a member of ICON's Investment Committee. Mr. Rollingson joined ICON in 2000 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Mr. Snyder is an Assistant Portfolio Manager and a member of ICON's Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst and was previously employed by FactSet from 2001 to 2004 as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder is a Chartered Financial Analyst Level II candidate.

Mr. Straus is Vice President of Investments, Chief Investment Officer, and a member of ICON's Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management, LLC from 1999 to 2000. Mr. Straus is a Chartered Financial Analyst Level III candidate and is a Chartered Market Technician.

Mr. Waller is Vice President of Investments, Director of Institutional Portfolio Management, and a member of ICON's Investment Committee. Mr. Waller joined ICON in 2000 as a Research Analyst and was appointed Portfolio Manager in 2002. He was previously employed by the U.S. Army from 1993 to 2000 as a Chinese-Mandarin linguist.

MANAGEMENT AND ADMINISTRATIVE FEES

ICON receives a management fee for managing each Fund's investments. For the fiscal year ended September 30, 2004, each Fund paid an annual management fee equal to 1.00% of each Fund's average daily net assets.

ICON also provides administrative services to the Funds and receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, and 0.045% on assets above $1.5 billion.

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value ("NAV"). NAV per share of each Fund or share class is calculated by dividing the total net assets of each Fund or class by the total number of the Fund or class' shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Foreign securities may trade in their local markets on days the NYSE is closed. Those transactions and changes in the value of the Funds' securities holdings on such days may affect the value of the Funds' shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Funds' portfolios. If a market quotation is not readily available or is unreliable, the security is valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. The valuation assigned to fair valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance. If a Fund invests in another investment company, the Fund's net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

[SIDENOTE]

FAIR VALUE PRICING


ICON FUNDS HAS DETERMINED TO FAIR VALUE DAILY FOREIGN SECURITIES OUTSIDE OF THE WESTERN HEMISPHERE TO, AMONG OTHER THINGS, AVOID STALE PRICES AND MAKE THE FUNDS LESS ATTRACTIVE TO MARKET TIMERS. WHILE FAIR VALUE PRICING CANNOT ELIMINATE THE POSSIBILITY OF SHORT-TERM TRADING, WE BELIEVE IT HELPS PROTECT THE INTERESTS OF LONG-TERM SHAREHOLDERS IN THE FUNDS.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated AFTER your request is received in good order by the Funds' transfer agent or other Fund agents.


The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may reserve the right to not accept customer orders that are incomplete or otherwise not in "good order." The Funds will be deemed to have received a purchase or redemption order from the Servicing Agent when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer orders will be priced at the Fund's NAV next computed after such orders are in good order and are unconditionally accepted by an authorized broker or the broker's designee.

ABOUT YOUR INVESTMENT
INVESTING IN THE ICON FUNDS


POLICY REGARDING SHORT-TERM TRADING AND MARKET TIMING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

- Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

- Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;


- Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out;

-    Dilute the value of Fund shares held by long-term shareholders.


ICON will not knowingly permit investors to excessively trade the Funds, although it cannot make any guarantees that it will be able to identify and restrict all such trading in the Funds. Purchase and sales orders may be received through financial intermediaries and ICON and the Funds' transfer agent cannot always know or reasonably detect short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. To minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of short-term traders.

Funds that invest in overseas markets may be subject to the risk of certain investors using a strategy known as time-zone arbitrage that attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market timing. The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds, including time-zone arbitrage:


-    Shareholder trade activity monitoring;

-    Trading guidelines; and


- Selective use of fair value pricing, including daily fair value of foreign securities outside of the Western Hemisphere.

Although these tools are designed to discourage short-term trading, none of these tools alone, nor all of them taken together, eliminate the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes are consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.


TRADE ACTIVITY MONITORING


ICON and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

ICON's ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs is limited. Trading platforms, brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder transactions and do not disclose to ICON individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of short-term trading.


TRADING GUIDELINES


If a Fund shareholder buys and subsequently sells a Fund's shares within a 45-day period, or if a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders. A Fund or ICON may permit exceptions to these limits for accounts that can demonstrate they are following a bona fide long-term investment strategy.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of our short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.


FAIR VALUE PRICING

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair value of certain foreign securities. The Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

ABOUT YOUR INVESTMENT
CLASSES OF SHARES AND DISTRIBUTION ARRANGEMENTS


CLASSES OF SHARES


The ICON Asia-Pacific Region Fund and ICON Europe Fund each offer a single, no-load class of shares. The ICON International Equity Fund currently offers three classes of shares: Class C (Adviser Class), Class I (Investor Class) and Class Z (Institutional Class). Class C shares charge a 1.00% 12b-1 fee and are targeted to investors who buy mutual funds through a financial adviser. Class I shares charge a 0.25% 12b-1 fee and may be appropriate for investors who invest directly.

Institutional (Class Z) shares of the International Equity Fund are offered only to institutional investors and can be purchased only by:


-    A bank, trust company or other type of depository institution;

- An insurance company, investment company or foundation purchasing shares for its own account;


-    A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;


- Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

"Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1 million.

ICON reserves the right to change the investment criteria for Institutional (Class Z) shares.

GRANDFATHERED SHAREHOLDERS

ICON International Equity Fund shareholders as of January 29, 2004 are grandfathered into Class Z shares of the Fund as follows:

- Shareholders that have continuously maintained a Fund account as of January 29, 2004; and

- Any person or entity listed in the account registration for any Fund account that has been continuously maintained since January 29, 2004, such as joint owners, trustees, custodians, and designated beneficiaries.

[SIDENOTE]

USING A FINANCIAL INTERMEDIARY

IF YOU PURCHASE SHARES THROUGH A FINANCIAL ADVISER OR BROKER, THEY MAY IMPOSE POLICIES, LIMITATIONS AND FEES WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS. PLEASE READ THEIR PROGRAM MATERIALS CAREFULLY.

RULE 12b-1 FEES

The International Equity Fund has adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Fund to pay distribution and service fees for the sale of Class C and Class I Fund shares and for other shareholder services. Because the fees are paid out of a class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Fund in exchange for providing a number of services, such as:

-    placing your orders;

-    providing investment advice, research and other advisory services;

-    handling correspondence for individual accounts; and

-    issuing shareholder statements and reports.

REVENUE SHARING

ICON may also pay Servicing Agents a fee for the services listed above or for marketing support, distribution, or other services. Cash compensation may also be paid by ICON to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. These payments are sometimes referred to as "revenue sharing." These fees are based on average daily net assets and are paid by ICON out of the amounts received for advisory and administrative services provided to the Funds. The receipt of these fees could create an incentive for a Servicing Agent to offer a particular Fund instead of other mutual funds where such fees are not received. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of Fund shares or the provision of services to the Funds.

SUB-TRANSFER AGENCY FEES

US Bancorp Fund Services, LLP provides shareholder and transfer agent services to the Funds. Registered broker/dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agency fee to these Servicing Agents for these services. Servicing Agents receiving such fees may also receive 12b-1 fees.

ABOUT YOUR INVESTMENT
OPENING AN ACCOUNT

TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENANT

Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA OR UTMA (UNIFORM GIFTS TO MINORS ACT OR UNIFORM TRANSFERS TO MINORS ACT)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as a UGMA or UTMA.

TRUST

The trust needs to be effective before this type of account can be established.

CORPORATION OR OTHER ENTITY

A corporation or entity may own an account. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS

You may set up the following retirement and similar accounts:

     TRADITIONAL AND ROTH IRA


     Both types of IRAs allow most individuals with earned income up to a specific maximum to contribute up to the lesser of $4,000 ($4,500 for IRA holders age 50 or older before the end of the taxable year) or 100% of compensation annually.


     ROLLOVER IRA

     Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

     SIMPLIFIED EMPLOYEE PENSION IRA (SEP-IRA)

     This type of account allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

     COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

     This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

     Each year you will be charged a $15 custodial fee for each IRA maintained under your Social Security number. This fee may be changed upon 30 days notice.

PROFIT-SHARING PLAN AND MONEY PURCHASE PENSION PLAN

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) PLAN

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM INITIAL INVESTMENTS

To open a Fund account (other than Class Z shares), please enclose a check payable to "ICON Funds" for one of the following amounts:

-    $1,000 minimum for regular accounts

-    $1,000 minimum for IRA and UGMA/UTMA accounts

- No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $100 or more per month or per pay period

Institutional shares require a separate application and have different investment procedures. Please call 1-800-828-4881 for more information.

MINIMUM ADDITIONAL INVESTMENTS

-    $100 for additional contributions

-    $100 for Automatic Investment Plan payments

-    $100 for payroll deduction

ABOUT YOUR INVESTMENT
DOING BUSINESS WITH THE ICON FUNDS

                                                                                HOW TO OPEN AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
BY PHONE                                                                        If you have an existing account with us that has
1-800-764-0442                                                                  telephone exchange privileges, you can call to open
                                                                                an account in another ICON Fund by exchange. The
                                                                                names and registrations need to be identical on
                                                                                both accounts.

                                                                                Otherwise, you must complete a New Account
                                                                                Application and send it with your investment check.
                                                                                The Funds do not accept third-party checks, money
                                                                                orders or cashier's checks.

BY MAIL                                                                         Complete the proper application which you can
                                                                                request by calling 1-800-764-0442 or by visiting
                                 Overnight:                                     www.iconadvisers.com. Make your check payable to
                                                                                "ICON Funds." We cannot establish new accounts with
ICON FUNDS                       ICON FUNDS                                     third - party checks, money orders or cashier's
MUTUAL FUND SERVICES             MUTUAL FUND SERVICES - THIRD FLOOR             checks.
P.O. BOX 701                     615 EAST MICHIGAN STREET
MILWAUKEE,                       MILWAUKEE, WI 53202
WI 53201-0701

BY WIRE                                                                         Complete and mail the proper application.
                                                                                Wire funds to:
                                                                                US Bank, N.A.
                                                                                Milwaukee, WI
                                                                                ABA 075000022
                                                                                Credit:
                                                                                U.S. Bancorp Fund Services, LLC
                                                                                Account # 112-952-137

                                                                                Please indicate the Fund name and your
                                                                                shareholder account number, and indicate
                                                                                the name(s) of the account owner(s).

THROUGH OUR WEBSITE                                                             Download, complete and mail a signed
www.iconadvisers.com                                                            printout of the proper application with
                                                                                your investment check.

THROUGH AUTOMATIC INVESTMENT PLANS                                              Automatic Investment Plan (AIP) allows
                                                                                you to make electronic purchases directly
                                                                                from a checking or savings account. The
                                                                                minimum to open an account is $100 per
                                                                                month. We charge no fee for AIP.

HOW TO ADD TO AN ACCOUNT                      HOW TO REDEEM SHARES                     HOW TO EXCHANGE SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Funds Transfer allows you to       We can generally send proceeds only to   If you have telephone exchange privileges,
make electronic purchases directly from a     the address or bank of record. Minimum   you may exchange from one ICON Fund to
checking or savings account at your           redemption - $100; $1,000 minimum for    another. The names and registrations need to
request. You may establish Electronic         redemptions by wire. Phone redemption    be identical on both accounts.
Funds Transfer when your account is           is not available on retirement
opened, or add it later by completing an      accounts and certain other accounts.
Account Changes Form. Only bank accounts
held at domestic financial institutions
that are Automated Clearing House members
may be used for telephone transactions. We
charge no fee for Electronic Funds
Transfer transactions. It may take up to
15 days after an account is established
for Electronic Funds Transfer to be
available.

Make your check payable to "ICON Funds."      In a letter, please tell us the number   In a letter, include the name(s) of the
Enclose a purchase stub (from your most       of shares or dollars you wish to         account owner(s), the Fund and account
recent confirmation or statement); if you     redeem, the name(s) of the account       number you wish to exchange from, your
do not have one, write the Fund name and      owner(s), the Fund and account number,   Social Security or tax identification
your account number on the check. For         and your Social Security or tax          number, the dollar or share amount, and the
IRAs, please state the contribution year.     identification number. All account       account you wish to exchange into. All
                                              owners need to sign the request          account owners need to sign the request
The Funds do not accept third-party           exactly as their names appear on the     exactly as their names appear on the account.
checks, money orders or cashier's checks.     account. We can send proceeds only to
                                              the address or bank of record.

Wire funds to:                                $1,000 minimum. Monies are usually       Not applicable.
US Bank, N.A.                                 received the business day after you
Milwaukee, WI                                 sell. There is a $15 fee for this
ABA 075000022                                 service. Unless otherwise specified,
Credit:                                       we will deduct the fee from your
U.S. Bancorp Fund Services, LLC               redemption proceeds.
Account # 112-952-137

Please indicate the Fund name and your
shareholder account number, and indicate the name(s) of the account owner(s).

Not available.                                Not available.                           Not available.

Automatic Investment Plan (AIP) allows you    Systematic Withdrawal Plan permits you   Fund-to-Fund Investment Plan allows you to
to make electronic purchases directly from    to receive a fixed sum on a monthly,     automatically exchange a fixed dollar amount
a checking or savings account. The minimum    quarterly or annual basis from           from one Fund to purchase shares in another
to open an account is $100 per month. We      accounts with a value of $5,000 or       Fund.
charge no fee for AIP.                        more. Payments may be sent
                                              electronically to your bank of record
                                              or to you in check form.

ABOUT YOUR INVESTMENT
REDEEMING SHARES

SHARES RECENTLY PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA ACCOUNTS

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian(s) on the account.

RETIREMENT ACCOUNTS

Please call 1-800-764-0442 for the appropriate form.

TRUST ACCOUNTS

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

CORPORATION OR OTHER ENTITY

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE

For your protection, we require a guaranteed signature if you request:

-    to change account ownership

- a redemption check made payable to anyone other than the shareholder(s) of record

- a redemption check made payable to anyone other than the shareholder(s) of record

-    a redemption check mailed to an address other than the address of record

-    a redemption check or wire sent to a bank other than the bank on file

- a redemption check mailed to an address of record that has been changed within 30 days of your request

- a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

-    to add telephone redemption privileges

-    to change bank account information on an account

You can have your signature guaranteed at a:

-    bank

-    broker/dealer

-    credit union (if authorized under state law)

-    securities exchange/association

-    clearing agency

-    savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS

We can deliver redemption proceeds to you:

BY CHECK

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see SIGNATURE GUARANTEE ABOVE). If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE

$1,000 minimum. Proceeds are usually received the business day after the date you sell. There is a $15 fee for this service. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY ELECTRONIC FUNDS TRANSFER

No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

ABOUT YOUR INVESTMENT
TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds' Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact the transfer agent at 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account within 5 business days if clarifying information and documentation is not received.

The Funds accept investments only from U.S. investors; foreign investors are not accepted.

We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

TRANSACTIONS CONDUCTED BY PHONE OR FAX

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

-    requiring personal identification prior to acting upon instructions

-    providing written confirmation of such transactions

-    tape-recording telephone instructions

EFFECTIVE DATE OF TRANSACTIONS

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds' transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. DOLLARS

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash, cashier's checks, money orders, Treasury checks, credit card checks, starter checks or travelers' checks.

RETURNED CHECKS

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Funds.

CONFIRMATION STATEMENTS

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

TAXPAYER IDENTIFICATION NUMBER

If you do not provide your Social Security or other taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing such a number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the shareholder's taxpayer identification number on required reports.

ACCOUNT MINIMUMS

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

-    reject any investment or exchange

-    cancel any purchase due to nonpayment or insufficient investor information

-    modify the conditions of purchase or sale at any time

-    waive or lower investment minimums or requirements

-    limit the amount that may be purchased

- close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

-    suspend the offering of shares

                                                           ABOUT YOUR INVESTMENT
                                         FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 7 p.m. Central time.

24-HOUR ACCOUNT INFORMATION

- BY PHONE: 1-800-764-0442 - the automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

- ICON FUNDS WEBSITE: By visiting www.iconadvisers.com, you can access your account and view the latest Fund performance returns, daily prices, and much more 24 hours a day.

ABOUT YOUR INVESTMENT
ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)

Allows you to make automatic purchases of at least $100 from a bank account. See HOW TO ADD TO AN ACCOUNT THROUGH AUTOMATIC INVESTMENT PLANS above.

ELECTRONIC FUNDS TRANSFER PROGRAM

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

PAYROLL DEDUCTION

Allows you to make automatic purchases of at least $100 per pay period through payroll deduction.

HOUSEHOLDING

To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

                                               DIVIDENDS AND OTHER DISTRIBUTIONS

The Funds intend to distribute any net investment income and net capital gains, if any, on an annual basis each December. From time to time, the Funds may make additional distributions.

You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund's total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

                                                            FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended September 30, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund's shares, assuming the reinvestment of all dividends and distributions.


These financial highlights have been audited by PricewaterhouseCoopers LLP
(PwC). PwC's report and the Funds' financial statements are included in the Funds' 2004 Annual Report, which is available upon request or at www.iconadvisers.com.


                                                   ICON ASIA-PACIFIC REGION FUND


                                                                       FISCAL YEAR ENDED SEPTEMBER 30
                                                       2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period               $       7.62   $       5.68   $       6.81   $      10.25   $      10.87
                                                   ------------   ------------   ------------   ------------   ------------

INCOME FROM INVESTMENT OPERATIONS

Net investment income (loss)(x)                            0.02           0.04          (0.19)          0.07           0.03
Net realized and unrealized gains/(losses)
 on investments                                            0.55           1.90          (0.91)         (3.51)         (0.65)
                                                   ------------   ------------   ------------   ------------   ------------

Total from investment operations                           0.57           1.94          (1.10)         (3.44)         (0.62)
                                                   ------------   ------------   ------------   ------------   ------------

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                      (0.02)             -              -              -              -
Distributions from net realized gains                         -              -              -              -              -
                                                   ------------   ------------   ------------   ------------   ------------
Return of capital                                             -              -          (0.03)             -              -
                                                   ------------   ------------   ------------   ------------   ------------

Total Distributions                                       (0.02)             -          (0.03)             -              -
                                                   ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                     $       8.17   $       7.62   $       5.68   $       6.81   $      10.25
                                                   ============   ============   ============   ============   ============

Total Return                                               7.51%         34.15%        (16.29%)       (33.56%)        (5.70%)

Net assets, end of period (in thousands)           $     17,047   $      6,084   $      6,927   $     19,684   $     25,710
Average net assets for the period (in thousands)   $     14,976   $      6,683   $     12,142   $     18,749   $     32,629
Ratio of expenses to average net assets                    1.91%          1.98%          1.66%          1.70%          1.53%
Ratio of net investment income (loss) to average
 net assets                                                0.20%          0.68%         (0.23%)         0.75%          0.24%
Portfolio turnover rate                                   58.62%         81.44%         14.43%         55.58%        101.88%


(x) Calculated using average share method

                                                                ICON EUROPE FUND


                                                                          FISCAL YEAR ENDED SEPTEMBER 30
                                                      2004           2003             2002             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period               $     9.84     $     7.40       $     8.13       $    10.14       $    10.12
                                                   ----------     ----------       ----------       ----------       ----------

INCOME FROM INVESTMENT OPERATIONS

Net investment income (loss)                            (0.04)         (0.02)(x)        (0.04)(x)         0.05(x)          0.02(x)
Net realized and unrealized gains/(losses)
 on investments                                          2.23           2.46            (0.67)           (2.06)               -
                                                   ----------     ----------       ----------       ----------       ----------

Total from investment operations                         2.19           2.44            (0.71)           (2.01)            0.02
                                                   ----------     ----------       ----------       ----------       ----------

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                        -              -            (0.02)               -                -
Distributions from net realized gains                       -              -                -                -                -
                                                   ----------     ----------       ----------       ----------       ----------

Total Distributions                                         -              -            (0.02)               -                -
                                                   ----------     ----------       ----------       ----------       ----------

Net asset value, end of period                     $    12.03     $     9.84       $     7.40       $     8.13       $    10.14
                                                   ==========     ==========       ==========       ==========       ==========

Total Return                                            22.26%         32.97%           (8.76%)         (19.82%)           0.20%

Net assets, end of period (in thousands)           $    7,826     $    9,262       $    4,619       $    7,397       $    6,560
Average net assets for the period (in thousands)   $    7,230     $    6,774       $    5,706       $    7,935       $    7,109
Ratio of expenses to average net assets                  2.24%          1.87%            2.14%            1.96%            1.80%
Ratio of net investment income (loss) to average
 net assets                                             (0.38%)        (0.29%)          (0.42%)           0.55%            0.18%
Portfolio turnover rate                                 78.57%        101.37%           12.26%           84.49%           62.17%


(x) Calculated using average share method

                                        ICON INTERNATIONAL EQUITY FUND - CLASS Z


                                                                         FISCAL YEAR ENDED SEPTEMBER 30
                                                       2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period               $       8.41     $       5.96   $       7.24   $      11.79   $      11.74
                                                   ------------     ------------   ------------   ------------   ------------

INCOME FROM INVESTMENT OPERATIONS

Net investment income (loss)(x)                            0.01             0.06           0.04           0.09           0.04
Net realized and unrealized gains/(losses) on
 investments                                               2.24             2.45          (1.25)         (3.31)          1.21
                                                   ------------     ------------   ------------   ------------   ------------

Total from investment operations                           2.25             2.51          (1.21)         (3.22)          1.25
                                                   ------------     ------------   ------------   ------------   ------------

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                      (0.06)               -          (0.04)             -              -
Distributions from net realized gains                         -            (0.06)             -          (1.33)         (1.20)
                                                   ------------     ------------   ------------   ------------   ------------
Return of capital                                             -                -          (0.03)             -              -
                                                   ------------     ------------   ------------   ------------   ------------

Total Distributions                                       (0.06)           (0.06)         (0.07)         (1.33)         (1.20)
                                                   ------------     ------------   ------------   ------------   ------------

Net asset value, end of period                     $      10.60     $       8.41   $       5.96   $       7.24   $      11.79
                                                   ============     ============   ============   ============   ============

Total Return*                                             26.79%           42.60%        (16.94%)       (30.29%)        10.43%

Net assets, end of period (in thousands)           $      9,303     $     10,587   $      8,222   $     14,196   $     33,315
Average net assets for the period (in thousands)   $     10,063     $      8,571   $     13,347   $     18,204   $     29,412
Ratio of expenses to average net assets(a)                 1.98%            2.00%          1.72%          1.65%          1.52%
Ratio of net investment income (loss) to average
 net assets(a)                                             0.03%            0.88%          0.48%          0.97%          0.30%
Portfolio turnover rate                                  117.74%(b)        98.91%         91.99%         41.67%         34.24%


(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                        ICON INTERNATIONAL EQUITY FUND - CLASS C

                                                                                                     FOR THE PERIOD
                                                                                                    FEBRUARY 19, 2004
                                                                                                     (INCEPTION) TO
                                                                                                      SEPTEMBER 30,
                                                                                                          2004
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                                    $   11.29
                                                                                                        ---------

INCOME FROM INVESTMENT OPERATIONS

Net investment income/(loss)(x)                                                                             (0.02)
Net realized and unrealized gains (losses) on investments                                                   (0.72)
                                                                                                        ---------

Total from investment operations                                                                            (0.74)
                                                                                                        ---------

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                                                                            -
Distributions from net realized gains                                                                           -
                                                                                                        ---------
Return of capital                                                                                               -
                                                                                                        ---------

Total Distributions                                                                                             -
                                                                                                        ---------

Net asset value, end of period                                                                          $   10.55
                                                                                                        =========

Total Return*                                                                                               (6.55%)

Net assets, end of period (in thousands)                                                                $     183
Average net assets for the period (in thousands)                                                        $     162
Ratio of expenses to average net assets(a)                                                                   3.06%
Ratio of net investment loss to average net assets(a)                                                       (0.16%)
Portfolio turnover rate(b)                                                                                 117.74%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                        ICON INTERNATIONAL EQUITY FUND - CLASS I

                                                                                                     FOR THE PERIOD
                                                                                                    FEBRUARY 6, 2004
                                                                                                     (INCEPTION) TO
                                                                                                      SEPTEMBER 30,
                                                                                                          2004
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                                    $   10.96
                                                                                                        ---------

INCOME FROM INVESTMENT OPERATIONS

Net investment income/(loss)(x)                                                                              0.04
Net realized and unrealized gains (losses) on investments                                                   (0.41)
                                                                                                        ---------

Total from investment operations                                                                            (0.37)
                                                                                                        ---------

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                                                                            -
Distributions from net realized gains                                                                           -
                                                                                                        ---------
Return of capital                                                                                               -
                                                                                                        ---------

Total Distributions                                                                                             -
                                                                                                        ---------

Net asset value, end of period                                                                          $   10.59
                                                                                                        =========

Total Return*                                                                                               (3.38%)

Net assets, end of period (in thousands)                                                                $   3,211
Average net assets for the period (in thousands)                                                        $   1,960
Ratio of expenses to average net assets(a)                                                                   2.32%
Ratio of net investment loss to average net assets(a)                                                        0.44%
Portfolio turnover rate(b)                                                                                 117.74%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

ICON FUNDS PRIVACY POLICY

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, Social Security number, account information, and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information, except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

                                                         FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds' Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information:

By Telephone                            Call 1-800-764-0442

By Mail                                 ICON Funds
                                        P.O. Box 701
                                        Milwaukee, WI 53201-0701

In Person                               ICON Funds
                                        5299 DTC Boulevard, Suite 1200
                                        Greenwood Village, CO 80111

By E-Mail                               info@iconadvisers.com

On the Internet                         ICON Funds website:
                                        www.iconadvisers.com
                                        EDGAR database on the SEC website:
                                        www.sec.gov

By E-Mail or in Person                  E-Mail the Securities and Exchange
from the Securities and                 Commission at publicinfo@sec.gov
Exchange Commission
(you will pay a copying fee)

                                        Visit or write:
                                        SEC's Public Reference Section
                                        Washington, D.C. 20549-0102

                                        Call 1-202-942-8090 for information
                                        about the operation of the Public
                                        Reference Room

                      This page is intentionally left blank

[ICON FUNDS(R) LOGO]

1-800-764-0442
www.iconadvisers.com


I-125-FOR                                     ICON Funds, SEC File No. 811-07883

PROSPECTUS

ICON SECTOR FUNDS


JANUARY 29, 2005


ICON CONSUMER DISCRETIONARY FUND

ICON ENERGY FUND

ICON FINANCIAL FUND

ICON HEALTHCARE FUND

ICON INDUSTRIALS FUND

ICON INFORMATION TECHNOLOGY FUND

ICON LEISURE AND CONSUMER STAPLES FUND

ICON MATERIALS FUND

ICON TELECOMMUNICATION & UTILITIES FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ICON FUNDS(R) LOGO]

[GRAPHIC]

                                                               TABLE OF CONTENTS


ICON'S INVESTMENT APPROACH                                                     2

FUND SUMMARIES                                                                 3
  ICON Consumer Discretionary Fund                                             4
  ICON Energy Fund                                                             7
  ICON Financial Fund                                                         10
  ICON Healthcare Fund                                                        13
  ICON Industrials Fund                                                       16
  ICON Information Technology Fund                                            19
  ICON Leisure and Consumer Staples Fund                                      22
  ICON Materials Fund                                                         25
  ICON Telecommunication & Utilities Fund                                     28

MORE ABOUT INVESTMENT STRATEGIES AND RISKS                                    31

THE FUNDS' INVESTMENT MANAGER                                                 34

ABOUT YOUR INVESTMENT                                                         36
  Your Share Price                                                            36
  Investing in the ICON Funds                                                 38
  Opening an Account                                                          40
  Doing Business with the ICON Funds                                          42
  Redeeming Shares                                                            44
  Transaction Policies                                                        46
  For More Information About Your Account                                     49
  Establishing Additional Services                                            50

DIVIDENDS AND OTHER DISTRIBUTIONS                                             51

TAXES                                                                         52

REVENUE SHARING ARRANGEMENTS                                                  53

FINANCIAL HIGHLIGHTS                                                          54

ICON FUNDS PRIVACY POLICY                                                     63

ICON'S INVESTMENT APPROACH


ICON Advisers, Inc. ("ICON"), the Funds' investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that are underpriced. Our unique combination of industry rotation and bottom-up valuation of equity investments distinguishes us from other investment managers.


We believe that the market goes through themes over time. Themes are defined simply: stocks in industries that were leaders at one time tend to become overpriced relative to intrinisic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell overpriced industries and buy underpriced industries, as identified by our valuation model, to capture developing industry and sector themes, without restrictions on market capitalization.


The ICON valuation methodology is rooted in the fundamentals of finance: earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields. We use these fundamentals to analyze our database of the thousands of companies included in the nearly 140 separate industries and nine basic market sectors as defined by the Standard & Poor's Global Industry Classification Standard Industry Codes. We then compare our valuation of a security to the current market price to arrive at a value-to-price ratio for each stock, and in turn, develop a "value-to-price ratio" for each of the nearly 140 industries.


In addition to identifying industries underpriced relative to the broad market, we seek those industries that demonstrate relative strength, meaning above-average performance or leadership against the current market.

                                   One Market

[GRAPHIC]

                               Nine Basic Sectors

[GRAPHIC]


                                 S&P Industries


[GRAPHIC]

                           ICON's Investment Database

[SIDENOTE]

THINKING OUTSIDE THE BOX

THE ICON FUNDS ARE MANAGED USING AN APPROACH THAT IMPOSES NO LIMITS OR RESTRICTIONS ON MARKET CAPITALIZATION OF ITS INVESTMENTS. MOST INVESTMENT MANAGERS CHARACTERIZE THEIR STYLE AS FALLING INTO ONE OF SIX STYLE BOXES: BY A COMPANY'S MARKET CAPITALIZATION -- SMALL-CAP, MID-CAP, OR LARGE-CAP, AND BY STYLE -- EITHER VALUE OR GROWTH. WE ARE OPPOSED TO TRADITIONAL STYLE GRIDS BECAUSE WE BELIEVE THAT STOCKS MIGRATE THROUGH THE GRID OVER TIME.

ICON USES AN ALL-CAP STRATEGY THAT IS NOT LIMITED BY THESE ARBITRARY BARRIERS OR RESTRICTIONS. THE ICON FUNDS HAVE THE FREEDOM TO INVEST IN SMALL-, MID-, OR LARGE-SIZE COMPANIES.


VALUATION DISCIPLINE


THERE ARE TIMES DURING MARKET CYCLES IN WHICH THE ICON SYSTEM MAY INDICATE STOCKS HAVE EXCEEDED FAIR VALUE; IN OTHER WORDS, THE ICON METHODOLOGY DOES NOT IDENTIFY INDUSTRIES OR STOCKS AS BEING UNDERVALUED. IN THIS EVENT, WE CONTINUE TO IMPLEMENT OUR INVESTMENT DISCIPLINE USING OTHER MORE DEFENSIVE VEHICLES.

                                                                  FUND SUMMARIES


The Funds' investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described on pages 4 to 30. Additional information about the Funds' investment strategies and associated risks begins on page 31.


Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. You may not invest directly in these unmanaged indexes.


- The capitalization-weighted Standard & Poor's (S&P) SuperComposite 1500 Sector Indexes are based on specific sector classifications as determined by S&P.

- The S&P SuperComposite 1500 Index (1500 Index) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.


- The NASDAQ Composite Index ("NASDAQ") is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.


FactSet Research Systems, Inc. ("FactSet") and Bloomberg are the sources for the index returns included in this Prospectus.


[SIDENOTE]

WHAT THE FUNDS ARE -- AND AREN'T

THESE FUNDS ARE MUTUAL FUNDS -- POOLED INVESTMENTS THAT ARE PROFESSIONALLY MANAGED AND PROVIDE YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THEY STRIVE TO MEET THEIR STATED GOALS, ALTHOUGH AS WITH ALL MUTUAL FUNDS, THEY CANNOT OFFER GUARANTEED RESULTS. AS WITH ANY MUTUAL FUND, THERE IS ALWAYS A RISK THAT YOU MAY LOSE MONEY ON YOUR INVESTMENT IN A FUND.

AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY.

ICON CONSUMER DISCRETIONARY FUND

TICKER SYMBOL: ICCCX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Consumer Discretionary Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Consumer Discretionary sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.


INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Consumer Discretionary sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, consumer confidence and spending, changes in demographics and consumer tastes, interest rates and competition may impact the Fund's performance.


NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's net asset value ("NAV") and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


CONSUMER DISCRETIONARY INDUSTRIES


INDUSTRIES IN THE CONSUMER DISCRETIONARY SECTOR INCLUDE ADVERTISING, APPAREL & ACCESSORIES & LUXURY GOODS, APPAREL RETAIL, AUTO PARTS & EQUIPMENT, AUTOMOBILE MANUFACTURERS, CATALOG RETAIL, COMPUTER AND ELECTRONICS RETAIL, CONSUMER ELECTRONICS, DEPARTMENT STORES, DISTRIBUTORS, FOOTWEAR, GENERAL MERCHANDISE STORES, HOME FURNISHINGS, HOME IMPROVEMENT RETAIL, HOMEBUILDING, HOUSEHOLD APPLIANCES, HOUSEWARES & SPECIALTIES, INTERNET RETAIL, MOTORCYCLE MANUFACTURERS, SPECIALTY STORES, TEXTILES AND TIRE & RUBBER.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998       5.60%
1999       4.74%
2000     -11.51%
2001      26.23%
2002     -19.09%
2003      40.40%
2004       5.58%


BEST QUARTER:
Q4 2001 32.14%

WORST QUARTER:
Q3 1998 -27.47%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                                         SINCE
                                                                 1 YEAR    5 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------
ICON CONSUMER DISCRETIONARY FUND

Return Before Taxes                                                5.58%      6.02%         5.13%

Return After Taxes on Distributions                                5.58%      6.02%         5.02%

Return After Taxes on Distributions and Sale of Fund Shares        3.62%      5.20%         4.38%

S&P 1500 Consumer Discretionary Index
  (reflects no deduction for fees, expenses, or taxes)            14.40%     -0.34%         8.09%

S&P 1500 Index
  (reflects no deduction for fees, expenses, or taxes)            11.81%     -1.07%         6.15%


*Inception Date: 7/9/97

Total return figures for the S&P 1500 Consumer Discretionary Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. S&P 1500 Consumer Discretionary Index returns with reinvested dividends and distributions are unavailable prior to that date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                    None

    Purchase Fee                                        None

    Sales Charge on Reinvested Dividends                None

    Redemption Fee(1)                                   None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                      1.00%

    Other Expenses(2)                                   0.31%

    Total Annual Fund Operating Expenses                1.31%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

    1 Year               $     133

    3 Years              $     415

    5 Years              $     718

    10 Years             $   1,579

                                                                ICON ENERGY FUND

                                                            TICKER SYMBOL: ICENX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Energy Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Energy sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.


INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Energy sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund's performance may be impacted by energy prices, supply and demand fluctuations, energy conservation, tax and other regulatory policies of governments, and global events including instability in the Middle East or war.


NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


ENERGY INDUSTRIES


INDUSTRIES IN THE ENERGY SECTOR INCLUDE INTEGRATED OIL & GAS, OIL & GAS DRILLING, OIL & GAS EQUIPMENT & SERVICES, OIL & GAS EXPLORATION & PRODUCTION, AND OIL & GAS REFINING, MARKETING & TRANSPORTATION.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998     -37.12%
1999      50.27%
2000      78.65%
2001      -3.31%
2002      -5.74%
2003      32.67%
2004      38.16%


BEST QUARTER:
Q1 2000 28.98%

WORST QUARTER:
Q3 1998 -26.42%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                                         SINCE
                                                                 1 YEAR    5 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------
ICON ENERGY FUND

Return Before Taxes                                               38.16%     24.44%        14.08%

Return After Taxes on Distributions                               38.16%     23.83%        13.61%

Return After Taxes on Distributions and Sale of Fund Shares       24.81%     21.44%        12.22%

S&P 1500 Energy Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)            32.39%      9.52%         7.58%

S&P 1500 Index
  (reflects no deduction for fees, expenses, or taxes)            11.81%     -1.07%         5.65%


*Inception Date: 11/5/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE

SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                    None

    Purchase Fee                                        None

    Sales Charge on Reinvested Dividends                None

    Redemption Fee(1)                                   None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                      1.00%

    Other Expenses(2)                                   0.35%

    Total Annual Fund Operating Expenses                1.35%


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

    1 Year               $     137

    3 Years              $     428

    5 Years              $     739

    10 Years             $   1,624

ICON FINANCIAL FUND

TICKER SYMBOL: ICFSX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Financial Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Financial sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.


INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Financial sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, interest rate fluctuations, general economic conditions, the availability and cost of capital, natural disasters and changes in government regulation and legislation may impact the performance of the Fund.


NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


FINANCIAL INDUSTRIES


INDUSTRIES IN THE FINANCIAL SECTOR INCLUDE ASSET MANAGEMENT & CUSTODY BANKS, CONSUMER FINANCE, DIVERSIFIED BANKS, DIVERSIFIED CAPITAL MARKETS, INSURANCE BROKERS, INVESTMENT BANKING & BROKERS, LIFE & HEALTH INSURANCE, MULTI-LINE INSURANCE, MULTI-SECTOR HOLDINGS, OTHER DIVERSIFIED FINANCIAL SERVICES, PROPERTY & CASUALTY INSURANCE, REAL ESTATE INVESTMENT TRUSTS, REAL ESTATE MANAGEMENT & DEVELOPMENT, REGIONAL BANKS, REINSURANCE, SPECIALIZED FINANCE, AND THRIFTS & MORTGAGE FINANCE.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998       7.04%
1999      -1.71%
2000      50.02%
2001       2.61%
2002     -17.79%
2003      40.27%
2004      18.34%


BEST QUARTER:
Q3 2000 25.87%

WORST QUARTER:
Q3 1998 -23.45%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                                         SINCE
                                                                 1 YEAR    5 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------
ICON FINANCIAL FUND

Return Before Taxes                                               18.34%     16.00%        11.91%

Return After Taxes on Distributions                               16.51%     13.22%         9.38%

Return After Taxes on Distributions and Sale of Fund Shares       13.04%     12.28%         8.84%

S&P 1500 Financial Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)            11.91%      8.11%         9.82%

S&P 1500 Index
  (reflects no deduction for fees, expenses, or taxes)            11.81%     -1.07%         6.39%


*Inception Date: 7/1/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                    None

    Purchase Fee                                        None

    Sales Charge on Reinvested Dividends                None

    Redemption Fee(1)                                   None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                      1.00%

    Other Expenses(2)                                   0.32%

    Total Annual Fund Operating Expenses                1.32%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

    1 Year               $     134

    3 Years              $     418

    5 Years              $     723

    10 Years             $   1,590

                                                            ICON HEALTHCARE FUND

                                                            TICKER SYMBOL: ICHCX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Healthcare Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Healthcare sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.


INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Healthcare sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, competition, patent considerations, regulatory approval of products, and government regulation may impact the performance of the Fund. Many of these products and services are also subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.


NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


HEALTHCARE INDUSTRIES


INDUSTRIES IN THE HEALTHCARE SECTOR INCLUDE BIOTECHNOLOGY, HEALTH CARE DISTRIBUTORS, HEALTH CARE EQUIPMENT, HEALTH CARE FACILITIES, HEALTH CARE SERVICES, HEALTH CARE SUPPLIES, MANAGED HEALTH CARE, AND PHARMACEUTICALS.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998      15.31%
1999       3.80%
2000      43.03%
2001      -3.17%
2002      -9.22%
2003      31.14%
2004      17.93%


BEST QUARTER:
Q4 1999 20.45%

WORST QUARTER:
Q3 1999 -16.53%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                                         SINCE
                                                                 1 YEAR    5 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------
ICON HEALTHCARE FUND

Return Before Taxes                                               17.93%     14.22%        13.54%

Return After Taxes on Distributions                               17.89%     13.45%        11.22%

Return After Taxes on Distributions and Sale of Fund Shares       11.72%     12.02%        10.39%

S&P 1500 Healthcare Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             3.35%      3.77%         8.52%

S&P 1500 Index
  (reflects no deduction for fees, expenses, or taxes)            11.81%     -1.07%         7.46%


*Inception Date: 2/24/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                    None

    Purchase Fee                                        None

    Sales Charge on Reinvested Dividends                None

    Redemption Fee(1)                                   None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                      1.00%

    Other Expenses(2)                                   0.29%

    Total Annual Fund Operating Expenses                1.29%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

    1 Year               $     131

    3 Years              $     409

    5 Years              $     708

    10 Years             $   1,556

ICON INDUSTRIALS FUND

TICKER SYMBOL: ICTRX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Industrials Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Industrials sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.


INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Industrials sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, interest rates, insurance costs, technical progress, capital-spending levels, labor relations and government regulation may impact the performance of the Fund.


NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


INDUSTRIALS INDUSTRIES


INDUSTRIES IN THE INDUSTRIALS SECTOR INCLUDE AEROSPACE & DEFENSE, AIR FREIGHT & LOGISTICS, AIRLINES, AIRPORT SERVICES, BUILDING PRODUCTS, COMMERCIAL PRINTING, CONSTRUCTION & ENGINEERING, CONSTRUCTION & FARM MACHINERY & HEAVY EQUIPMENT, DIVERSIFIED COMMERCIAL SERVICES, ELECTRICAL COMPONENTS & EQUIPMENT, EMPLOYMENT SERVICES, ENVIRONMENTAL SERVICES, HEAVY ELECTRICAL EQUIPMENT, HIGHWAYS & RAILTRACKS, INDUSTRIAL CONGLOMERATES, INDUSTRIAL MACHINERY, MARINE, MARINE PORTS & SERVICES, OFFICE SERVICES & SUPPLIES, RAILROADS, TRADING COMPANIES & DISTRIBUTORS, AND TRUCKING.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998       5.35%
1999      -6.73%
2000       4.27%
2001       1.61%
2002     -21.05%
2003      26.16%
2004      20.24%


BEST QUARTER:
Q4 1998 26.53%

WORST QUARTER:
Q3 2002 -21.58%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                                         SINCE
                                                                 1 YEAR    5 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------
ICON INDUSTRIALS FUND

Return Before Taxes                                               20.24%      4.88%         4.95%

Return After Taxes on Distributions                               20.24%      4.86%         4.01%

Return After Taxes on Distributions and Sale of Fund Shares       13.15%      4.19%         3.65%

S&P 1500 Industrials Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)            18.74%      3.21%         7.21%

S&P 1500 Index
  (reflects no deduction for fees, expenses, or taxes)            11.81%     -1.07%         7.39%


*Inception Date: 5/9/97

Total return figures for the S&P 1500 Industrials Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. S&P 1500 Industrials Index returns with reinvested dividends and distributions are unavailable prior to that date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                    None

    Purchase Fee                                        None

    Sales Charge on Reinvested Dividends                None

    Redemption Fee(1)                                   None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                      1.00%

    Other Expenses(2)                                   0.29%

    Total Annual Fund Operating Expenses                1.29%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

    1 Year               $     131

    3 Years              $     409

    5 Years              $     708

    10 Years             $   1,556

                                                ICON INFORMATION TECHNOLOGY FUND

                                                            TICKER SYMBOL: ICTEX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Information Technology Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Information Technology sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Information Technology sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund's performance may be impacted by general economic conditions, product cycles, competition, and government regulation. In addition, technological services and products are subject to rapid obsolescence which may lower the market value of the securities in the sector.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


INFORMATION TECHNOLOGY INDUSTRIES


INDUSTRIES IN THE INFORMATION TECHNOLOGY SECTOR INCLUDE APPLICATION SOFTWARE, COMMUNICATIONS EQUIPMENT, COMPUTER HARDWARE, COMPUTER STORAGE & PERIPHERALS, DATA PROCESSING & OUTSOURCED SERVICES, ELECTRONIC EQUIPMENT MANUFACTURERS, ELECTRONIC MANUFACTURING SERVICES, HOME ENTERTAINMENT SOFTWARE, INTERNET SOFTWARE & SERVICES, IT CONSULTING & SERVICES, OFFICE ELECTRONICS, SEMICONDUCTOR EQUIPMENT, SEMICONDUCTORS, SYSTEMS SOFTWARE AND TECHNOLOGY DISTRIBUTORS.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998      33.96%
1999     111.03%
2000      14.07%
2001     -13.00%
2002     -41.40%
2003      46.98%
2004       3.88%


BEST QUARTER:
Q4 1998 46.05%

WORST QUARTER:
Q3 2001 -30.36%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                                         SINCE
                                                                 1 YEAR    5 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------
ICON INFORMATION TECHNOLOGY FUND

Return Before Taxes                                                3.88%     -2.35%        13.02%

Return After Taxes on Distributions                                3.88%     -4.99%         9.86%

Return After Taxes on Distributions and Sale of Fund Shares        2.52%     -2.85%        10.43%

S&P 1500 Information Technology Index
  (reflects no deduction for fees, expenses, or taxes)             2.24%    -14.54%         5.79%

NASDAQ Composite Index
  (reflects no deduction for fees, expenses, or taxes)             9.15%    -11.44%         6.50%

S&P 1500 Index
  (reflects no deduction for fees, expenses, or taxes)            11.81%     -1.07%         7.40%


*Inception Date: 2/19/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                    None

    Purchase Fee                                        None

    Sales Charge on Reinvested Dividends                None

    Redemption Fee(1)                                   None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                      1.00%

    Other Expenses(2)                                   0.31%

    Total Annual Fund Operating Expenses                1.31%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

    1 Year               $     133

    3 Years              $     415

    5 Years              $     718

    10 Years             $   1,579

ICON LEISURE AND CONSUMER STAPLES FUND

TICKER SYMBOL: ICLEX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Leisure and Consumer Staples Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Leisure and Consumer Staples sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.


INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Leisure and Consumer Staples sector which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund's performance may be impacted by general economic conditions, consumer confidence, consumer preferences, product cycles, competition, and changes in government regulation.


NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


LEISURE AND CONSUMER STAPLES INDUSTRIES


INDUSTRIES IN THE LEISURE AND CONSUMER STAPLES SECTOR INCLUDE AGRICULTURAL PRODUCTS, BREWERS, BROADCASTING & CABLE TV, CASINOS & GAMING, DISTILLERS & VINTNERS, DRUG RETAIL, FOOD DISTRIBUTORS, FOOD RETAIL, HOTELS RESORTS & CRUISE LINES, HOUSEHOLD PRODUCTS, HYPERMARKETS & SUPER CENTERS, LEISURE FACILITIES, LEISURE PRODUCTS, MOVIES & ENTERTAINMENT, PACKAGED FOODS & MEATS, PERSONAL PRODUCTS, PHOTOGRAPHIC PRODUCTS, PUBLISHING, RESTAURANTS, SOFT DRINKS AND TOBACCO.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998      17.84%
1999      -4.51%
2000      14.38%
2001      25.03%
2002      -9.67%
2003      27.33%
2004      17.88%


BEST QUARTER:
Q4 2001 27.28%

WORST QUARTER:
Q3 2001 -14.36%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                                         SINCE
                                                                 1 YEAR    5 YEAR     INCEPTION*
--------------------------------------------------------------------------------------------------
ICON LEISURE AND CONSUMER STAPLES FUND

Return Before Taxes                                               17.88%     14.16%        12.85%

Return After Taxes on Distributions                               13.82%     13.33%        10.85%

Return After Taxes on Distributions and Sale of Fund Shares       16.30%     12.35%        10.41%

S&P 1500 Consumer Staples Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             8.73%      2.74%         5.51%

S&P 1500 Consumer Discretionary Index
  (reflects no deduction for fees, expenses, or taxes)            14.40%     -0.34%         8.98%

S&P 1500 Index
  (reflects no deduction for fees, expenses, or taxes)            11.81%     -1.07%         7.39%


*Inception Date: 5/9/97

Total return figures for the S&P 1500 Consumer Discretionary Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. S&P 1500 Consumer Discretionary Index returns with reinvested dividends and distributions are unavailable prior to that date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                    None

    Purchase Fee                                        None

    Sales Charge on Reinvested Dividends                None

    Redemption Fee(1)                                   None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                      1.00%

    Other Expenses(2)                                   0.33%

    Total Annual Fund Operating Expenses                1.33%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

    1 Year               $     135

    3 Years              $     421

    5 Years              $     729

    10 Years             $   1,601

                                                             ICON MATERIALS FUND

                                                            TICKER SYMBOL: ICBMX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Materials Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Materials sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.


INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Materials sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, commodity prices, competition, and changes in government regulation may impact the performance of the Fund.


NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


MATERIALS INDUSTRIES


INDUSTRIES IN THE MATERIALS SECTOR INCLUDE ALUMINUM, COMMODITY CHEMICALS, CONSTRUCTION MATERIALS, DIVERSIFIED CHEMICALS, DIVERSIFIED METALS & MINING, FERTILIZERS & AGRICULTURAL CHEMICALS, FOREST PRODUCTS, GOLD, INDUSTRIAL GASES, METAL & GLASS CONTAINERS, PAPER PACKAGING, PAPER PRODUCTS, PRECIOUS METALS & MINERALS, SPECIALTY CHEMICALS, AND STEEL.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998     -10.59%
1999      23.12%
2000     -23.56%
2001      10.33%
2002     -12.43%
2003      36.62%
2004      29.18%


BEST QUARTER:
Q4 2003 28.47%

WORST QUARTER:
Q4 1997 -30.22%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                                         SINCE
                                                                 1 YEAR    5 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------
ICON MATERIALS FUND

Return Before Taxes                                               29.18%      5.45%         1.15%

Return After Taxes on Distributions                               29.12%      5.27%         0.83%

Return After Taxes on Distributions and Sale of Fund Shares       18.97%      4.58%         0.76%

S&P 1500 Materials Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)            16.72%      6.67%         6.59%

S&P 1500 Index
  (reflects no deduction for fees, expenses, or taxes)            11.81%     -1.07%         7.30%


*Inception Date: 5/5/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                    None

    Purchase Fee                                        None

    Sales Charge on Reinvested Dividends                None

    Redemption Fee(1)                                   None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                      1.00%

    Other Expenses(2)                                   0.37%

    Total Annual Fund Operating Expenses                1.37%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

    1 Year               $     139

    3 Years              $     434

    5 Years              $     750

    10 Years             $   1,646

ICON TELECOMMUNICATION & UTILITIES FUND

TICKER SYMBOL: ICTUX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Telecommunication & Utilities Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Telecommunication and Utilities sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.


INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Telecommunication and Utilities sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, supply and demand, competition, and government regulation or deregulation may impact the performance of this Fund. Many of the products and services in the telecommunication sector also are subject to rapid obsolescence. The recent trend towards deregulation in the utility industries presents special risks. Companies may be faced with increased competition and may become less profitable.


NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]


TELECOMMUNICATION & UTILITIES INDUSTRIES


INDUSTRIES IN THE TELECOMMUNICATION & UTILITIES SECTOR INCLUDE ALTERNATIVE CARRIERS, ELECTRIC UTILITIES, GAS UTILITIES, INTEGRATED TELECOMMUNICATIONS SERVICES, MULTI-UTILITIES & UNREGULATED POWER, WATER UTILITIES, AND WIRELESS TELECOMMUNICATION SERVICES.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                                     as of 12/31


1998      29.99%
1999       6.90%
2000      11.82%
2001     -18.09%
2002     -18.33%
2003      25.50%
2004      15.71%


BEST QUARTER:
Q2 2003 21.09%

WORST QUARTER:
Q1 2001 -15.99%

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/04


                                                                                         SINCE
                                                                 1 YEAR    5 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------
ICON TELECOMMUNICATION & UTILITIES FUND

Return Before Taxes                                               15.71%      1.67%         8.57%

Return After Taxes on Distributions                               15.25%      1.08%         4.12%

Return After Taxes on Distributions and Sale of Fund Shares       10.21%      1.15%         4.72%

S&P 1500 Telecommunications Services Index
  (reflects no deduction for fees, expenses, or taxes)            19.81%    -14.63%         0.67%

S&P 1500 Utilities Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)            23.15%      5.87%         6.84%

S&P 1500 Index
  (reflects no deduction for fees, expenses, or taxes)            11.81%     -1.07%         6.15%


*Inception Date: 7/9/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2004. Additional fees may be imposed by your adviser or broker.

FEE TABLE


SHAREHOLDER FEES

    Sales Charge (Load) on Purchases                    None

    Purchase Fee                                        None

    Sales Charge on Reinvested Dividends                None

    Redemption Fee(1)                                   None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                      1.00%

    Other Expenses(2)                                   0.37%

    Total Annual Fund Operating Expenses                1.37%



(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.


EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.

    1 Year               $     139

    3 Years              $     434

    5 Years              $     750

    10 Years             $   1,646

                                      MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information ("SAI") contains more detailed information about the Funds' investment policies and risks.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures related to the disclosure of the Funds' portfolio securities is available at www.iconadvisers.com and in the Funds' SAI.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES


FOREIGN SECURITIES. While the Funds emphasize investments in securities traded in the U.S., a Fund may invest up to 20% of its net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

FIXED-INCOME SECURITIES. While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment-grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.


SECURITIES THAT ARE NOT READILY MARKETABLE. Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees ("Board"), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.


SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

DERIVATIVES. A Fund may use derivatives to hedge risks inherent in a Fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund's performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund's other investments.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of a Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors, including:

COMPANY RISK. The securities in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

     INTEREST RATE RISK. When interest rates change, the value of a Fund's fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

     CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

     CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

THE FUNDS' INVESTMENT MANAGER

ICON Advisers, Inc. serves as investment adviser to each Fund and is responsible for selecting the Funds' investments and handling their day-to-day business. ICON's corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.


ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. ICON managed approximately $3.6 billion in total assets as of December 31, 2004.

The Funds are managed using ICON's quantitative model which was developed by Dr. Craig Callahan. Dr. Callahan has been Chair of ICON's Investment Committee since 1991 and served as ICON's Chief Investment Officer until January 2005.


PORTFOLIO MANAGERS


Derek Rollingson is Vice President of Investments, Director of Research, and a member of ICON's Investment Committee. He manages the ICON Financial, ICON Leisure and Consumer Staples and ICON Materials Funds. Mr. Rollingson joined ICON in 2000 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Robert Straus is Vice President of Investments, Chief Investment Officer, and a member of ICON's Investment Committee. He manages the ICON Consumer Discretionary, ICON Information Technology and ICON Telecommunication & Utilities Funds. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management, LLC from 1999 to 2000. He is a Chartered Financial Analyst Level III candidate and is a Chartered Market Technician.

J.C. Waller, III is Vice President of Investments, Director of Institutional Portfolio Management, and a member of ICON's Investment Committee. He manages the ICON Energy, ICON Healthcare and ICON Industrials Funds. Mr. Waller joined ICON in 2000 as a Research Analyst and in 2002, was named Portfolio Manager. He was previously employed by the U.S. Army from 1993 to 2000 as a Chinese-Mandarin linguist.

MANAGEMENT AND ADMINISTRATIVE FEES

ICON receives a management fee for managing each Fund's investments. For the fiscal year ended September 30, 2004, each Fund paid an annual management fee equal to 1.00% of each Fund's average daily net assets.

ICON also provides administrative services to the Funds. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, and 0.045% on assets above $1.5 billion.

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value ("NAV"). NAV is calculated by dividing the total net assets of each Fund by the total number of shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Foreign securities may trade in their local markets on days the NYSE is closed. Those transactions and changes in the value of the Funds' securities holdings on such days may affect the value of the Funds' shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. If market quotations are not readily available or are unreliable, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid.

Any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair-valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance. If a Fund invests in another investment company, the Fund's net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds' transfer agent or other Fund agents.


The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may reserve the right to not accept customer orders that are incomplete or otherwise not in "good order." The Funds will be deemed to have received a purchase or redemption order from the Servicing Agent when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer orders will be priced at the Fund's NAV next computed after such orders are in good order and are unconditionally accepted by an authorized broker or the broker's designee.

ABOUT YOUR INVESTMENT

INVESTING IN THE ICON FUNDS


POLICY REGARDING SHORT-TERM TRADING AND MARKET TIMING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

- Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investing opportunities;

- Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;


- Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets from subscriptions and/or redemptions move in and out.

-    Dilute the value of Fund shares held by long-term shareholders.


ICON will not knowingly permit investors to excessively trade the Funds, although it cannot make any guarantees that it will be able to identify and restrict all such trading in the Funds. Purchase and sales orders may be received through financial intermediaries and ICON and the Fund's transfer agent cannot always know or reasonably detect short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. To minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of short-term traders.

Funds that focus investments on specific sectors are subject to an increased risk of short-term trading. The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds:


-    Shareholder trade activity monitoring;

-    Trading guidelines; and


- Selective use of fair value pricing, including daily fair value of foreign securities outside of the Western Hemisphere.

Although these tools are designed to discourage short-term trading, none of these tools alone, nor all of them taken together, eliminate the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes are consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor's trading history in the Funds and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING


ICON and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

ICON's ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs is limited. Trading platforms, brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder transactions and do not disclose to ICON individual shareholder transaction information. This is one reason why this tool cannot completely eliminate the possibility of short-term trading.


TRADING GUIDELINES


If a Fund shareholder buys and subsequently sells a Fund's shares within a 45-day period, or if a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders. A Fund or ICON may permit exceptions to these limits for accounts that can demonstrate they are following a bona fide long-term investment strategy.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON's short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.


FAIR VALUE PRICING

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair value of certain foreign securities. The Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

ABOUT YOUR INVESTMENT

OPENING AN ACCOUNT


TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENANT

Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA OR UTMA (UNIFORM GIFTS TO MINORS ACT OR UNIFORM TRANSFERS TO MINORS ACT)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as a UGMA or UTMA.

TRUST

The trust needs to be effective before this type of account can be established.

CORPORATION OR OTHER ENTITY

A corporation or entity may own an account. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS

You may set up the following retirement and similar accounts:

     TRADITIONAL AND ROTH IRA


     Both types of IRAs allow most individuals with earned income up to a specified amount to contribute up to the lesser of $4,000 ($4,500 for IRA holders age 50 or older before the end of the taxable year) or 100% of compensation annually.


     ROLLOVER IRA

     Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

[SIDENOTE]

USING A FINANCIAL INTERMEDIARY

IF YOU PURCHASE SHARES THROUGH AN ADVISER OR BROKER, THEY MAY IMPOSE POLICIES, LIMITATIONS AND FEES WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS. PLEASE READ THEIR PROGRAM MATERIALS CAREFULLY.

     SIMPLIFIED EMPLOYEE PENSION IRA (SEP-IRA)

     This type of account allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

     COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

     This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

     Each year you will be charged a $15 custodial fee for each IRA maintained under your Social Security number. This fee may be changed upon 30 days notice.

PROFIT-SHARING PLAN AND MONEY PURCHASE PENSION PLAN

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) PLAN

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM INITIAL INVESTMENTS

To open a Fund account, please enclose a check payable to "ICON Funds" for one of the following amounts:

-    $1,000 minimum for regular accounts

-    $1,000 minimum for IRA and UGMA/UTMA accounts

- No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $100 or more per month or per pay period

MINIMUM ADDITIONAL INVESTMENTS

-    $100 for additional contributions

-    $100 for Automatic Investment Plan payments

-    $100 for payroll deduction

ABOUT YOUR INVESTMENT

DOING BUSINESS WITH THE ICON FUNDS

                                                                                HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
BY PHONE                                                                        If you have an existing account with us that
1-800-764-0442                                                                  has telephone exchange privileges, you can
                                                                                call to open an account in another ICON Fund
                                                                                by exchange. The names and registrations need
                                                                                to be identical on both accounts.

                                                                                Otherwise, you must complete a New Account
                                                                                Application and send it with your investment
                                                                                check. The Funds do not accept third-party
                                                                                checks, money orders or cashier's checks.

BY MAIL                                                                         Complete the proper application which you can
                                                                                request by calling 1-800-764-0442 or visiting
                                      Overnight:                                www.iconadvisers.com. Make your check payable
                                                                                to "ICON Funds." We cannot establish new
ICON FUNDS                            ICON FUNDS                                accounts with third-party checks, money
MUTUAL FUND SERVICES                  MUTUAL FUND SERVICES - THIRD FLOOR        orders or cashier's checks.
P.O. BOX 701                          615 EAST MICHIGAN STREET
MILWAUKEE,                            MILWAUKEE, WI 53202
WI 53201-0701

BY WIRE                                                                         Complete and mail the proper application.
                                                                                Wire funds to:
                                                                                US Bank, N.A.
                                                                                Milwaukee, WI
                                                                                ABA 075000022
                                                                                Credit:
                                                                                U.S. Bancorp Fund Services, LLC
                                                                                Account # 112-952-137

                                                                                Please indicate the Fund name and your
                                                                                shareholder account number, and indicate the
                                                                                name(s) of the account owner(s).

THROUGH OUR WEBSITE
www.iconadvisers.com                                                            Download, complete and mail a signed printout
                                                                                of the proper application with your
                                                                                investment check.

THROUGH AUTOMATIC INVESTMENT PLANS                                              Automatic Investment Plan (AIP) allows you to
                                                                                make electronic purchases directly from a
                                                                                checking or savings account. The minimum to
                                                                                open an account is $100 per month. We charge
                                                                                no fee for AIP.

HOW TO ADD TO AN ACCOUNT              HOW TO REDEEM SHARES                      HOW TO EXCHANGE SHARES
---------------------------------------------------------------------------------------------------------------------------
Electronic Funds Transfer allows      We can generally send proceeds only       If you have telephone exchange
you to make electronic purchases      to the address or bank of record.         privileges, you may exchange from
directly from a checking or savings   Minimum redemption - $100; $1,000         one ICON Fund to another. The names
account at your request. You may      minimum for redemptions by wire.          and registrations need to be
establish Electronic Funds Transfer   Phone redemption is not available         identical on both accounts.
when your account is opened, or add   on retirement accounts and certain
it later by completing an Account     other accounts.
Changes Form. Only bank accounts
held at domestic financial
institutions that are Automated
Clearing House members may be used
for telephone transactions. We
charge no fee for Electronic Funds
Transfer transactions. It may take
up to 15 days after an account is
established for Electronic Funds
Transfer to be available.

Make your check payable to "ICON      In a letter, please tell us the           In a letter, include the name(s) of
Funds." Enclose a purchase stub       number of shares or dollars you           the account owner(s), the Fund and
(from your most recent confirmation   wish to redeem, the name(s) of the        account number you wish to exchange
or statement); if you do not have     account owner(s), the Fund and            from, your Social Security or tax
one, write the Fund name and your     account number, and your Social           identification number, the dollar
account number on the check. For      Security or tax identification            or share amount, and the account
IRAs, please state the contribution   number. All account owners need to        you wish to exchange into. All
year.                                 sign the request exactly as their         account owners need to sign the
                                      names appear on the account. We can       request exactly as their names
The Funds do not accept third-party   send proceeds only to the address         appear on the account.
checks, money orders or cashier's     or bank of record.
checks.

Wire funds to:                        $1,000 minimum. Monies are usually        Not applicable.
US Bank, N.A.                         received the business day after you
Milwaukee, WI                         sell. There is a $15 fee for this
ABA 075000022                         service. Unless otherwise
Credit:                               specified, we will deduct the fee
U.S. Bancorp Fund Services, LLC       from your redemption proceeds.
Account # 112-952-137

Please indicate the Fund name and
your shareholder account number,
and indicate the name(s) of the
account owner(s).

Not available.                        Not available.                            Not available.

Automatic Investment Plan (AIP)       Systematic Withdrawal Plan permits        Fund-to-Fund Investment Plan allows
allows you to make electronic         you to receive a fixed sum on a           you to automatically exchange a
purchases directly from a checking    monthly, quarterly or annual basis        fixed dollar amount from one Fund
or savings account. The minimum to    from accounts with a value of             to purchase shares in another Fund.
open an account is $100 per month.    $5,000 or more. Payments may be
We charge no fee for AIP.             sent electronically to your bank of
                                      record or to you in check form.

ABOUT YOUR INVESTMENT

REDEEMING SHARES

SHARES RECENTLY PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA ACCOUNTS

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian(s) on the account.

RETIREMENT ACCOUNTS

Please call 1-800-764-0442 for the appropriate form.

TRUST ACCOUNTS

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

CORPORATION OR OTHER ENTITY

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE

For your protection, we require a guaranteed signature if you request:

-    to change account ownership

- a redemption check made payable to anyone other than the shareholder(s) of record

-    a redemption check mailed to an address other than the address of record

-    a redemption check or wire sent to a bank other than the bank on file

- a redemption check mailed to an address of record that has been changed within 30 days of your request

- a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

-    to add telephone redemption privileges

-    to change bank account information on an account

You can have your signature guaranteed at a:

-    bank

-    broker/dealer

-    credit union (if authorized under state law)

-    securities exchange/association

-    clearing agency

-    savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS

We can deliver redemption proceeds to you:

BY CHECK

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see SIGNATURE GUARANTEE above). If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE

$1,000 minimum. Proceeds are usually received the business day after the date you sell. There is a $15 fee for this service. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY ELECTRONIC FUNDS TRANSFER

No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

ABOUT YOUR INVESTMENT

TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on your account application as part of the ICON Funds' Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The Transfer Agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Transfer Agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be permitted to open your account. Please contact the Transfer Agent at 1-800-764-0442 if you need additional assistance when completing your application.

The Funds accept investments only from U.S. shareholders; foreign investors are not accepted.

We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

TRANSACTIONS CONDUCTED BY PHONE OR FAX

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

-    requiring personal identification prior to acting upon instructions

-    providing written confirmation of such transactions

-    tape-recording telephone instructions

EFFECTIVE DATE OF TRANSACTIONS

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds' transfer agent. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. DOLLARS

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash, cashier's checks, money orders, Treasury checks, credit card checks, starter checks or travelers' checks.

RETURNED CHECKS

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

CONFIRMATION STATEMENTS

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

TAXPAYER IDENTIFICATION NUMBER

If you do not provide your Social Security or other taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing such a number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the shareholder's taxpayer identification number on required reports.

ACCOUNT MINIMUMS

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will base the decision to close an account on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

-    reject any investment or exchange

-    cancel any purchase due to nonpayment or insufficient investor information

-    modify the conditions of purchase or sale at any time

-    waive or lower investment minimums or requirements

-    limit the amount that may be purchased

- close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

-    suspend the offering of shares

                                                           ABOUT YOUR INVESTMENT

                                         FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 between 8 a.m. and 7 p.m. Central time.

24-HOUR ACCOUNT INFORMATION

- BY PHONE: 1-800-764-0442 - the automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

- ICON FUNDS WEBSITE: By visiting www.iconadvisers.com, you can access your accounts and view the latest Fund performance returns, daily prices and much more 24 hours a day.

ABOUT YOUR INVESTMENT

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)

Allows you to make automatic purchases of at least $100 from a bank account. See HOW TO ADD TO AN ACCOUNT THROUGH AUTOMATIC INVESTMENT PLANS above.

ELECTRONIC FUNDS TRANSFER PROGRAM

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

PAYROLL DEDUCTION

Allows you to make automatic purchases of at least $100 per pay period through payroll deduction.

HOUSEHOLDING

To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

                                               DIVIDENDS AND OTHER DISTRIBUTIONS

The Sector Funds intend to distribute net investment income and net capital gains, if any, on an annual basis each December. From time to time, the Funds may make additional distributions.

You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund's total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

                                                    REVENUE SHARING ARRANGEMENTS

SUB-TRANSFER AGENCY FEES

US Bancorp Fund Services, LLP provides shareholder and transfer agent services to the Funds. Registered broker/dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities ("Servicing Agents") may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a fee to these Servicing Agents for these services.

REVENUE SHARING

ICON may also pay Servicing Agents a fee for marketing support, distribution, or other services. Cash compensation may also be paid by ICON to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. These payments are sometimes referred to as "revenue sharing." These fees are based on average daily net assets and are paid by ICON out of the amounts received for advisory and administrative services provided to the Funds. The receipt of these fees could create an incentive for a Servicing Agent to offer a particular Fund instead of other mutual funds where such fees are not received. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of Fund shares or the provision of services to the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended September 30, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund's shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP
(PwC). PwC's report and the Funds' financial statements are included in the Funds' 2004 Annual Report, which is available upon request or at www.iconadvisers.com.

                                                ICON CONSUMER DISCRETIONARY FUND

                                                                                 FISCAL YEARS ENDED SEPTEMBER 30
                                                                   2004           2003        2002           2001          2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $    11.79    $    10.12    $     8.96    $     9.23    $     9.67
                                                                ----------    ----------    ----------    ----------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                      (0.05)        (0.08)        (0.06)        (0.01)        (0.02)
Net realized and unrealized gains/(losses) on investments             0.96          1.75          1.22         (0.26)        (0.42)
                                                                ----------    ----------    ----------    ----------    ----------

Total from investment operations                                      0.91          1.67          1.16         (0.27)        (0.44)
                                                                ----------    ----------    ----------    ----------    ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     -             -             -             -             -
Distributions from net realized gains                                    -             -             -             -             -
                                                                ----------    ----------    ----------    ----------    ----------

Total dividends and distributions                                        -             -             -             -             -
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                  $    12.70    $    11.79    $    10.12    $     8.96    $     9.23
                                                                ==========    ==========    ==========    ==========    ==========

Total return                                                          7.72%        16.50%        12.95%        (2.93%)       (4.55%)

Net assets, end of period (in thousands)                        $  151,922    $  150,065    $  121,640    $  107,075    $   40,894
Average net assets for the period (in thousands)                $  178,011    $  118,834    $  184,174    $   78,281    $   46,246
Ratio of expenses to average net assets                               1.31%         1.40%         1.29%         1.37%         1.35%
Ratio of net investment income/(loss) to average net assets          (0.38%)       (0.79%)       (0.49%)       (0.10%)       (0.27%)
Portfolio turnover rate                                             120.63%       174.51%       128.06%        88.20%        88.44%

(x) Calculated using average share method

                                                                ICON ENERGY FUND

                                                                                 FISCAL YEARS ENDED SEPTEMBER 30
                                                                   2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $    13.70    $    11.84    $    11.29    $    13.19    $     7.98
                                                                ----------    ----------    ----------    ----------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                      (0.04)        (0.04)        (0.08)         0.07          0.04
Net realized and unrealized gains/(losses) on investments             8.15          1.90          0.65         (0.76)         5.17
                                                                ----------    ----------    ----------    ----------    ----------

Total from investment operations                                      8.11          1.86          0.57         (0.69)         5.21
                                                                ----------    ----------    ----------    ----------    ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     -             -         (0.02)        (0.09)            -
Distributions from net realized gains                                    -             -             -         (1.12)            -
                                                                ----------    ----------    ----------    ----------    ----------

Total dividends and distributions                                        -             -         (0.02)        (1.21)            -
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                  $    21.81    $    13.70    $    11.84    $    11.29    $    13.19
                                                                ==========    ==========    ==========    ==========    ==========

Total return                                                         59.20%        15.71%         5.03%        (6.53%)       65.29%

Net assets, end of period (in thousands)                        $  287,614    $   55,629    $  104,220    $   36,945    $   44,294
Average net assets for the period (in thousands)                $  127,920    $   74,883    $   71,434    $   49,195    $   29,564
Ratio of expenses to average net assets                               1.35%         1.40%         1.35%         1.39%         1.36%
Ratio of net investment income/(loss) to average net assets          (0.20%)       (0.29%)       (0.61%)        0.54%         0.43%
Portfolio turnover rate                                              13.42%        42.53%        26.30%       134.77%       123.70%

(x) Calculated using average share method

                                                             ICON FINANCIAL FUND

                                                                                 FISCAL YEARS ENDED SEPTEMBER 30
                                                                   2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $    10.78    $     8.84    $    12.04    $    12.26    $     8.99
                                                                ----------    ----------    ----------    ----------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                       0.04          0.05         (0.01)         0.06          0.11
Net realized and unrealized gains/(losses) on investments             2.60          1.92         (1.08)         1.13          3.28
                                                                ----------    ----------    ----------    ----------    ----------

Total from investment operations                                      2.64          1.97         (1.09)         1.19          3.39
                                                                ----------    ----------    ----------    ----------    ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                 (0.06)        (0.03)            -         (1.41)        (0.12)
Distributions from net realized gains                                    -             -         (2.11)            -             -
                                                                ----------    ----------    ----------    ----------    ----------

Total dividends and distributions                                    (0.06)        (0.03)        (2.11)        (1.41)        (0.12)
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                  $    13.36    $    10.78    $     8.84    $    12.04    $    12.26
                                                                ==========    ==========    ==========    ==========    ==========

Total return                                                         24.53%        22.35%       (11.88%)        9.57%        38.14%

Net assets, end of period (in thousands)                        $  188,393    $  139,261    $  110,116    $   54,318    $  100,404
Average net assets for the period (in thousands)                $  162,121    $  131,042    $   60,904    $   59,425    $   43,690
Ratio of expenses to average net assets                               1.32%         1.34%         1.36%         1.41%         1.33%
Ratio of net investment income/(loss) to average net assets           0.34%         0.54%        (0.06%)        0.51%         1.14%
Portfolio turnover rate                                             114.50%       142.77%        69.58%       174.41%        28.99%

(x) Calculated using average share method

                                                            ICON HEALTHCARE FUND


                                                                                 FISCAL YEARS ENDED SEPTEMBER 30
                                                                   2004          2003          2002          2001         2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $    12.28    $    10.35    $    11.57    $    11.93    $     7.98
                                                                ----------    ----------    ----------    ----------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                      (0.14)        (0.09)        (0.12)        (0.10)        (0.08)
Net realized and unrealized gains/(losses) on investments             1.56          2.02         (0.49)         0.51          4.34
                                                                ----------    ----------    ----------    ----------    ----------

Total from investment operations                                      1.42          1.93         (0.61)         0.41          4.26

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     -             -             -             -             -
Distributions from net realized gains                                    -             -         (0.56)        (0.77)        (0.31)
Return of Capital                                                        -             -         (0.05)            -             -
                                                                ----------    ----------    ----------    ----------    ----------

Total dividends and distributions                                        -             -         (0.61)        (0.77)        (0.31)
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                  $    13.70    $    12.28    $    10.35    $    11.57    $    11.93
                                                                ==========    ==========    ==========    ==========    ==========

Total return                                                         11.56%        18.65%        (5.63%)        3.39%        55.35%

Net assets, end of period (in thousands)                        $  285,670    $  141,259    $   93,031    $   33,646    $   49,066
Average net assets for the period (in thousands)                $  244,742    $  120,068    $   44,042    $   35,981    $   38,688
Ratio of expenses to average net assets                               1.29%         1.34%         1.39%         1.45%         1.38%
Ratio of net investment loss to average net assets                   (1.04%)       (0.84%)       (1.05%)       (0.98%)       (0.74%)
Portfolio turnover rate                                              52.72%        85.52%       104.90%       145.08%       115.05%


(x) Calculated using average share method

                                                           ICON INDUSTRIALS FUND

                                                                                 FISCAL YEARS ENDED SEPTEMBER 30
                                                                  2004          2003          2002           2001          2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $     8.80    $     7.96    $     8.55    $     9.07    $    10.31
                                                                ----------    ----------    ----------    ----------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                      (0.05)        (0.05)        (0.02)        (0.02)         0.03
Net realized and unrealized gains/(losses) on investments             1.77          0.89         (0.57)        (0.48)        (0.47)
                                                                ----------    ----------    ----------    ----------    ----------

Total from investment operations                                      1.72          0.84         (0.59)        (0.50)        (0.44)
                                                                ----------    ----------    ----------    ----------    ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     -             -             -         (0.02)            -
Distributions from net realized gains                                    -             -             -             -         (0.80)
                                                                ----------    ----------    ----------    ----------    ----------

Total dividends and distributions                                        -             -             -         (0.02)        (0.80)
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                  $    10.52    $     8.80    $     7.96    $     8.55    $     9.07
                                                                ==========    ==========    ==========    ==========    ==========

Total return                                                         19.55%        10.55%        (6.90%)       (5.55%)       (4.32%)

Net assets, end of period (in thousands)                        $  209,693    $  132,554    $   63,919    $   76,325    $   22,068
Average net assets for the period (in thousands)                $  179,657    $   70,382    $  107,335    $   55,928    $   21,220
Ratio of expenses to average net assets                               1.29%         1.43%         1.30%         1.38%         1.38%
Ratio of net investment income (loss) to average net assets          (0.47%)       (0.64%)       (0.24%)       (0.16%)        0.34%
Portfolio turnover rate                                              45.77%        90.49%        99.22%        72.65%        72.90%

(x) Calculated using average share method

                                                ICON INFORMATION TECHNOLOGY FUND


                                                                           FISCAL YEARS ENDED SEPTEMBER 30
                                                          2004          2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     8.27    $     5.98      $     7.80      $    22.13      $    19.00
                                                       ----------    ----------      ----------      ----------      ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                (0.08)        (0.08)(x)       (0.10)(x)       (0.10)(x)       (0.05)(x)
Net realized and unrealized gains/(losses) on
investments                                                 (0.29)         2.37           (1.72)          (4.03)           9.62
                                                       ----------    ----------      ----------      ----------      ----------

Total from investment operations                            (0.37)         2.29           (1.82)          (4.13)           9.57
                                                       ----------    ----------      ----------      ----------      ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            -             -               -               -               -
Distributions from net realized gains                           -             -               -          (10.20)          (6.44)
                                                       ----------    ----------      ----------      ----------      ----------

Total dividends and distributions                               -             -               -          (10.20)          (6.44)
                                                       ----------    ----------      ----------      ----------      ----------

Net asset value, end of period                         $     7.90    $     8.27      $     5.98      $     7.80      $    22.13
                                                       ==========    ==========      ==========      ==========      ==========

Total return                                                (4.47%)       38.29%         (23.33%)        (32.90%)         59.24%

Net assets, end of period (in thousands)               $  244,252    $  307,972      $   75,623      $  118,851      $   46,689
Average net assets for the period (in thousands)       $  282,062    $  190,287      $  189,972      $   99,875      $   56,279
Ratio of expenses to average net assets                      1.31%         1.35%           1.31%           1.37%           1.35%
Ratio of net investment income/(loss) to average
net assets                                                  (0.91%)       (1.16%)         (1.09%)         (0.90%)         (0.23%)
Portfolio turnover rate                                    189.67%       155.39%         190.09%          70.32%         137.69%


(x) Calculated using average share method

                                          ICON LEISURE AND CONSUMER STAPLES FUND

                                                                                 FISCAL YEARS ENDED SEPTEMBER 30
                                                                   2004          2003          2002          2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $    12.42    $    11.20    $     9.42    $     9.24    $    12.05
                                                                ----------    ----------    ----------    ----------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                      (0.04)        (0.06)        (0.07)        (0.05)         0.01
Net realized and unrealized gains/(losses) on investments             2.13          1.28          1.85          0.26          0.25
                                                                ----------    ----------    ----------    ----------    ----------

Total from investment operations                                      2.09          1.22          1.78          0.21          0.26
                                                                ----------    ----------    ----------    ----------    ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     -             -             -         (0.01)            -
Distributions from net realized gains                                    -             -             -         (0.02)        (3.07)
                                                                ----------    ----------    ----------    ----------    ----------

Total dividends and distributions                                        -             -             -         (0.03)        (3.07)
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                  $    14.51    $    12.42    $    11.20    $     9.42    $     9.24
                                                                ==========    ==========    ==========    ==========    ==========

Total return                                                         16.83%        10.89%        18.90%         2.26%         5.27%

Net assets, end of period (in thousands)                        $   83,022    $   82,347    $   88,341    $   41,162    $    7,765
Average net assets for the period (in thousands)                $  104,515    $   80,928    $   86,202    $   41,086    $   18,029
Ratio of expenses to average net assets                               1.33%         1.38%         1.34%         1.40%         1.51%
Ratio of net investment income/(loss) to average net assets          (0.31%)       (0.51%)       (0.55%)       (0.50%)        0.13%
Portfolio turnover rate                                             148.43%       139.54%        90.43%       148.23%        24.50%

(x) Calculated using average share method

                                                             ICON MATERIALS FUND

                                                                                 FISCAL YEARS ENDED SEPTEMBER 30
                                                                   2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $     6.20    $     5.68    $     5.70    $     6.49    $     7.31
                                                                ----------    ----------    ----------    ----------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                       0.01          0.03          0.02          0.02          0.03
Net realized and unrealized gains/(losses) on investments             2.87          0.50         (0.01)        (0.74)        (0.85)
                                                                ----------    ----------    ----------    ----------    ----------

Total from investment operations                                      2.88          0.53          0.01         (0.72)        (0.82)
                                                                ----------    ----------    ----------    ----------    ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                 (0.03)        (0.01)        (0.03)        (0.07)            -
Distributions from net realized gains                                    -             -             -             -             -
                                                                ----------    ----------    ----------    ----------    ----------

Total dividends and distributions                                    (0.03)        (0.01)        (0.03)        (0.07)            -
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                  $     9.05    $     6.20    $     5.68    $     5.70    $     6.49
                                                                ==========    ==========    ==========    ==========    ==========

Total return                                                         46.61%         9.36%         0.06%       (11.07%)      (11.22%)

Net assets, end of period (in thousands)                        $  139,838    $   30,376    $   59,020    $   29,200    $   18,162
Average net assets for the period (in thousands)                $   68,497    $   40,156    $   45,917    $   24,544    $   23,620
Ratio of expenses to average net assets                               1.37%         1.47%         1.36%         1.47%         1.41%
Ratio of net investment income/(loss) to average net assets           0.13%         0.59%         0.23%         0.40%         0.42%
Portfolio turnover rate                                              59.48%       130.01%        74.55%        91.28%        91.76%

(x) Calculated using average share method

                                         ICON TELECOMMUNICATION & UTILITIES FUND

                                                                                 FISCAL YEARS ENDED SEPTEMBER 30
                                                                   2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $     5.69    $     4.78    $     6.19    $     8.13    $    10.04
                                                                ----------    ----------    ----------    ----------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                       0.07          0.10          0.10          0.09          0.20
Net realized and unrealized gains/(losses) on investments             0.92          0.87         (1.45)        (1.52)         0.99
                                                                ----------    ----------    ----------    ----------    ----------

Total from investment operations                                      0.99          0.97         (1.35)        (1.43)         1.19
                                                                ----------    ----------    ----------    ----------    ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                 (0.07)        (0.06)        (0.06)        (0.11)        (0.16)
Distributions from net realized gains                                    -             -             -         (0.40)        (2.94)
                                                                ----------    ----------    ----------    ----------    ----------

Total dividends and distributions                                    (0.07)        (0.06)        (0.06)        (0.51)        (3.10)
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                  $     6.61    $     5.69    $     4.78    $     6.19    $     8.13
                                                                ==========    ==========    ==========    ==========    ==========

Total return                                                         17.57%        20.36%       (22.05%)      (18.74%)       14.99%

Net assets, end of period (in thousands)                        $   61,325    $   42,509    $   66,366    $   16,537    $    8,619
Average net assets for the period (in thousands)                $   54,232    $   53,219    $   20,196    $   13,554    $    7,231
Ratio of expenses to average net assets                               1.37%         1.41%         1.50%         1.54%         1.53%
Ratio of net investment income/(loss) to average net assets           1.07%         2.05%         1.78%         1.22%         2.43%
Portfolio turnover rate                                             108.81%       158.24%       137.81%        46.10%        41.86%

(x) Calculated using average share method

                                                       ICON FUNDS PRIVACY POLICY

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name,address, phone number, Social Security number, account information, and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information, except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

                                                         FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds' Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information:

By Telephone                       Call 1-800-764-0442

By Mail                            ICON Funds
                                   P.O. Box 701
                                   Milwaukee, WI 53201-0701

In Person                          ICON Funds
                                   5299 DTC Boulevard, Suite 1200
                                   Greenwood Village, CO 80111

By E-Mail                          info@iconadvisers.com

On the Internet:                   ICON Funds website:
                                   www.iconadvisers.com
                                   EDGAR database on the SEC website
                                   www.sec.gov

By E-Mail or in Person             E-Mail the Securities and Exchange
from the Securities and            Commission at publicinfo@sec.gov
Exchange Commission
(you will pay a copying fee)

                                   Visit or write:
                                   SEC's Public Reference Section
                                   Washington, D.C. 20549-0102

                                   Call 1-202-942-8090 for information
                                   about the operation of the Public
                                   Reference Room

[ICON FUNDS(R) LOGO]

1-800-764-0442
www.iconadvisers.com

I-124-SEC                                     ICON Funds' SEC File No. 811-07883

[ICON FUNDS LOGO]


                                   ICON FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 29, 2005

This Statement of Additional Information ("SAI") relates to the following investment portfolios of ICON Funds (the "Trust"):

                    ICON Bond Fund

                    ICON Core Equity Fund

                    ICON Covered Call Fund

                    ICON Equity Income Fund

                    ICON Long/Short Fund


This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectus for the ICON Funds listed above dated January 29, 2005 as it may be amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, semiannual and annual reports, please visit www.iconadvisers.com or write to U.S. Bancorp Mutual Fund Services, LLC, the Trust's shareholder servicing agent, at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call 1-800-764-0442.

FINANCIAL STATEMENTS


The Trusts' audited financial statements and accompanying notes for the fiscal year ended September 30, 2004, and the reports of PricewaterhouseCoopers LLP with respect to such financial statements, appear in the Trusts' 2004 annual reports and are incorporated by reference in this SAI. The Trusts' annual reports contain additional performance information and are available at www.iconadvisers.com or without charge by contacting the Trusts' shareholder servicing agent at the telephone number or address listed on the preceding page.

                                TABLE OF CONTENTS


THE ICON FUNDS                                                                             5

INVESTMENT OBJECTIVES, POLICIES AND RESTICTIONS                                            5

          FUNDAMENTAL INVESTMENT RESTRICTIONS                                              6
          NON-FUNDAMENTAL INVESTMENT RESTRICTIONS                                          7

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS                      9

          PORTFOLIO TURNOVER                                                               9
          EQUITY SECURITIES                                                                9
          DEBT SECURITIES                                                                 12
          COMMERCIAL PAPER AND OTHER CASH SECURITIES                                      16
          DERIVATIVE INSTRUMENTS                                                          17
          SHORT SALES                                                                     27
          FOREIGN SECURITIES AND ADRS                                                     28
          SECURITIES THAT ARE NOT READILY MARKETABLE                                      32
          WHEN-ISSUED SECURITIES                                                          33
          BORROWING                                                                       34
          SECURITIES OF OTHER INVESTMENT COMPANIES                                        34
          REPURCHASE AGREEMENTS                                                           34
          SECURITIES LENDING                                                              35

TRUSTEES AND OFFICERS                                                                     35
          BOARD OF TRUSTEES                                                               35
          TRUST OFFICERS                                                                  44

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS                               46
          CODE OF ETHICS                                                                  46
          PROXY VOTING                                                                    46

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS                               48

          INVESTMENT ADVISER                                                              48
          ADMINISTRATIVE SERVICES                                                         53
          DISTRIBUTOR                                                                     54
          CUSTODIAN                                                                       56
          TRANSFER AGENT                                                                  56
          INDEPENDENT ACCOUNTANTS AND COUNSEL                                             56

PURCHASE AND REDEMPTION OF SHARES                                                         56

POLICY REGARDING MARKET TIMING ACTIVITIES                                                 58

PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION                                             58

CAPITAL STOCK                                                                             62

PRICING OF SHARES                                                                         64

TAX STATUS                                                                                66

ADDITIONAL INFORMATION                                                                    72

REGISTRATION STATEMENT                                                                    73

APPENDIX                                                                                 A-1
          RATINGS OF CORPORATE BONDS                                                     A-1
          RATINGS OF PREFERRED STOCK                                                     A-2
          ICON FUNDS PROXY VOTING POLICY STATEMENT AND GUIDELINES
          ICON FUNDS PROXY VOTING PROCEDURES

                                   ICON FUNDS

ICON Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996. The ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund (each a "Fund" and collectively the "Funds") are series of the Trust. There are 12 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Funds are each diversified portfolios. This means that, with respect to at least 75% of a Fund's total assets, a Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund ("Majority"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.


ICON Advisers, Inc. ("ICON" or "Adviser") serves as each Fund's investment adviser. ICON Distributors, Inc. ("IDI" or "Distributor") is the Distributor of each Fund's shares.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund's outstanding voting shares. The investment objective of each Fund is set forth below:

FUND                                     INVESTMENT OBJECTIVE
----                                     --------------------
ICON Bond Fund                           Maximum total return.
ICON Core Equity Fund                    Capital appreciation with a
                                         secondary objective
                                         of capital preservation.
ICON Covered Call Fund                   Modest capital appreciation and to
                                         maximize gains from writing covered
                                         call options.
ICON Equity Income Fund                  Modest capital appreciation and income.
ICON Long/Short Fund                     Capital appreciation.

The ICON Bond Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds without providing Bond Fund shareholders at least 60 days' advance notice. The ICON Core Equity Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in domestic equity securities without providing Core Equity Fund shareholders at least 60 days' advance notice. The ICON Covered Call Fund will not change its strategy of normally investing in equity securities traded in U.S. markets and in covered call options sold or written on equities comprising at least 80% of the Fund's net assets, plus any borrowings for investment purposes, without providing Covered Call Fund shareholders at least 60 days' advance notice. The ICON Equity Income Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without providing Equity Income shareholders at least 60 days' advance notice. The ICON Long/Short Fund will not change its strategy of taking long positions in equity securities identified as undervalued and taking short positions in equity securities identified as overvalued without provided Long/Short shareholders at least 60 days' advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1. A Fund may not invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. A Fund may not invest in physical commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

3. A Fund may not invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

4. A Fund may not borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, short sales and reverse repurchase agreements, shall not constitute borrowing.

5. A Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

6. A Fund may not act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

7. A Fund may not issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

In applying the limitations on investments in any one industry set forth in restriction 1. above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P., Value Line, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following instructions are non-fundamental and may be changed by the Board of Trustees ("Board") at any time without shareholder approval.

1. A Fund may not, with the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, purchase the securities of any issuer if, as a result, more than 5% of its total assets, with respect to 75% of a Fund, would be invested in the securities of that issuer.

2. A Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

3. A Fund may not invest in a company for the purpose of exercising control or management of the company.

4. A Fund may not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in short sales, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

5. A Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

6. A Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

7. Except for the Long/Short Fund, a Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, and other financial instruments.

In addition, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS

The prospectus discusses the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER

During the fiscal years ended September 30, 2004 and 2003, respectively, the portfolio turnover rate for each of the Funds was as follows:

FUND                                             2004                2003
----                                             ----                ----
ICON Bond Fund                                  37.98%              41.65%
ICON Core Equity Fund                          116.26%             188.07%
ICON Covered Call Fund                         167.57%             184.24%
ICON Equity Income Fund                         51.84%              35.17%
ICON Long/Short Fund                           148.32%             162.25%

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

EQUITY SECURITIES

Each Fund may invest in equity securities, including common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Equity securities may be issued by either established, well-capitalized companies or newly formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

PREFERRED STOCK. Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

RIGHTS AND WARRANTS. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

CONVERTIBLE SECURITIES. The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)


The Funds may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds' investment policies.

The Funds investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

The ICON Core Equity Fund, ICON Covered Call Fund and ICON Long/Short Fund will invest in debt securities only if they are rated investment grade (BBB/Baa, or higher) at the time of purchase. The ICON Bond Fund and ICON Equity Income Fund may invest up to 25% of the total assets in their respective portfolios at the time of purchase in lower-rated debt securities, which are often referred to as "junk bonds" or "high yield" bonds.

Increasing the amount of Fund assets invested in unrated or lower-grade debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the ICON Bond Fund and ICON Equity Income Fund may invest in debt securities assigned lower grade ratings at the time of purchase, these Funds are not permitted to invest in debt securities that are in default or are rated below B by Moody's or S&P or, if unrated, are judged by ICON to be of equivalent quality.

A significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has experienced an increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while ICON attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

ICON seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

ZERO COUPON BONDS. The Funds may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. The market values of zero coupon bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until their maturity or call date, in order for the Fund to maintain its qualification for treatment as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Funds.

MORTGAGE-RELATED SECURITIES. The ICON Bond Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). The ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund also may invest in such securities for temporary defensive purposes. The ICON Bond Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association ("Ginnie Mae"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or the Department of Veterans Affairs ("VA") guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates ("PCs") that represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMO"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to Ginnie Mae certificates, although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

A Fund's investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives - instruments whose value is derived from an underlying security, index or other instrument.

OPTIONS ON SECURITIES. The ICON Covered Call Fund's primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

WRITING (SELLING) OPTIONS. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.


PURCHASING PUT OPTIONS. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.


By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

PURCHASING CALL OPTIONS. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OTHER INFORMATION RELATED TO OPTIONS TRADING. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the

OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Although the Funds will generally write options whose expiration dates are between one and ten months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDEXES. All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

FUTURES CONTRACTS. All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

COVER. Transactions using options and futures contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other obligations.

LEVERAGING. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

CORRELATION OF PRICE CHANGES. There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.


SHORT SALES


A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. That Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund are the "Specialty Equity Funds." Each Specialty Equity Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire and must maintain these securities in a segregated account. A Fund will incur transaction costs to open, maintain and close short sales against the box.

In addition, the use of short sales is a primary investment strategy of the ICON Long/Short Fund. A Fund is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian in at least an amount equal to the current market value of the securities sold short until the Fund replaces a borrowed security. A Fund expects to receive interest on the collateral it deposits. The use of short sales may result in a Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In short sale transactions, a Fund's gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause a Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a Fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Funds may invest up to 20% of their net assets in foreign securities traded in foreign markets. The term "foreign securities" refers to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on:

- the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States,
-  where the issuer operates and is organized, and
- whether the issuer's principal stock exchange listing is outside of the United States and in a specific geographic region. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

FOREIGN CURRENCY TRANSACTIONS

Investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.



DEPOSITARY RECEIPTS

The Funds may invest in American Depositary Receipts ("ADRs", which are securities typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts ("EDRs") are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts ("GDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An "unsponsored" facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States, and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectus, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The Trust's Board of Trustees ("Board") has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON's quarterly review.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING

If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include Exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund's limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable."

None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

SECURITIES LENDING

The Funds may lend their portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The business and affairs of the Trust are managed under the direction of the Board. The Board's Trustees ("Trustees"), and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

                                                        NUMBER      PRINCIPAL
                    POSITIONS HELD        YEAR JOINED   OF FUNDS    OCCUPATION(S) DURING       OTHER
NAME AND AGE        WITH TRUST            BOARD         OVERSEEN    PAST FIVE YEARS            DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert     Trustee; Chairman        1999       All 17      President, Venture         Director, Herre Bros, Inc., a
Age: 54             of Audit Committee;                 ICON        Capital Management LLC     contracting company (1998 to
                    Chairman of                         Funds.      (1997 to present);         present); Director, Delta Dental of
                    Valuation                                       General Partner, SOGNO     Pennsylvania, an insurance company
                    Committee;                                      Partners LP, a venture     (1998 to 2002 and 2003 to present);
                    Nominating                                      capital company (2001 to   Director, DDP Inc., an insurance
                    Committee Member.                               present); General          company (1998 to 2002 and 2003 to
                                                                    Partner, Chamois           present); Director, Delta
                                                                    Partners, LP, a venture    Reinsurance Corporation (2000 to
                                                                    capital company (2004 to   2002 and 2003 to present);
                                                                    present); General          Director, Homeland Inc., a
                                                                    Partner, KPMG Peat         non-profit long-term care
                                                                    Marwick, LLP (1979 to      corporation (2002 to present).
                                                                    1997).

John C.             Trustee; Valuation       2002       All 17      Chief Investment Officer   N/A
Pomeroy, Jr.        Committee Member;                   ICON        and Director of
Age 57              Investment                          Funds.      Investments,
                    Practices Committee                             Pennsylvania State
                    Member; Nominating                              University (2001 to
                    Committee Member.                               present); Portfolio
                                                                    Manager and Product
                                                                    Manager, Trinity
                                                                    Investment Management
                                                                    Corporation (1989 to
                                                                    2001).

Gregory Kellam      Trustee; Investment      2002       All 17      Senior Vice President -    Member - National Board of
Scott               Practices Committee                 ICON        Law, General Counsel and   Directors, Constituency for Africa
Age: 56             Member; Nominating                  Funds.      Secretary, GenCorp,        (1997 to present).
                    Committee Member.                               Inc., a multinational
                                                                    technology based
                                                                    manufacturing company
                                                                    (2002 to 2004); Vice
                                                                    President and General
                                                                    Counsel, Kaiser-Hill
                                                                    Company LLC, a nuclear
                                                                    clean-up and
                                                                    environmental
                                                                    remediation company
                                                                    (2000 to 2002); Justice,
                                                                    Colorado Supreme Court
                                                                    (1993 to 2000).

R. Michael Sentel   Trustee; Audit           1996       All 17      Senior Attorney for U.S.   N/A
Age: 57             Committee Member;                   ICON        Department of Education
                    Valuation Committee                 Funds.      (1996 to present);
                    Member; Nominating                              owner, Sentel & Company,
                    Committee Member.                               a law firm (1994 to
                                                                    present).

Jonathan F.         Trustee; Audit           2002       All 17      President and Founder,     Director, Wasatch Funds (2002 to
Zeschin             Committee Member;                   ICON        ESSENTIAL Advisers,        2004); Director, Young Americans
Age 51              Nominating                          Funds.      Inc., a wealth             Education Foundation and Young
                    Committee Member.                               management and             Americans Bank (1998 to 2004).
                                                                    investment advisory firm
                                                                    (2000 to present);
                                                                    Managing Partner, JZ
                                                                    Partners LLC, a business
                                                                    consulting firm for
                                                                    investment management
                                                                    companies (1998 to
                                                                    2002); President,
                                                                    Founders Asset
                                                                    Management LLC, an
                                                                    investment management
                                                                    company (1995 to 1998);
                                                                    Executive Vice
                                                                    President, INVESCO Funds
                                                                    Group, an investment
                                                                    advisory company (1992
                                                                    to 1995).

INTERESTED TRUSTEE

Craig T.            Chairman of the          1996       All 17      President (1998 to         N/A
Callahan*           Board and Trustee;                  ICON        present) and Chief
Age: 53             Chairman,                           Funds.      Investment Officer and
                    Investment                                      Director (1991 to 2004)
                    Practices                                       of ICON Advisers, Inc.;
                    Committee.                                      President (1998 to
                                                                    present), Director (1991
                                                                    to present) and Vice
                                                                    President (1991 to 1998)
                                                                    of ICON Distributors,
                                                                    Inc.; President (1998 to
                                                                    present), Chief
                                                                    Investment Officer and
                                                                    Director (1994 to
                                                                    present) and
                                                                    Secretary/Treasurer
                                                                    (1994 to 1998) of ICON
                                                                    Management & Research
                                                                    Corporation; President
                                                                    (2004 to present) of
                                                                    ICON Insurance Agency,
                                                                    Inc.

* Mr. Callahan is considered to be an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

COMMITTEES

The committees of the Board are the Audit Committee, Valuation Committee, Investment Practices Committee and Nominating Committee.

AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Trusts' accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust's independent accountants; and acts as a liaison between the Trust's independent accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). Audit Committee members are Glen Bergert, Chairman; Michael Sentel; and Jonathan Zeschin. During the fiscal year ended September 30, 2004, the Audit Committee met three times.

VALUATION COMMITTEE. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed of Independent Trustees and Adviser representatives. Glen Bergert is the Primary Board Representative on the Valuation Committee, and Messrs. Pomeroy and Sentel and Secondary Board Representatives. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2004, its members acted on various valuation matters via telephone.

INVESTMENT PRACTICES COMMITTEE. The Investment Practices Committee monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades and the Trust's Code of Ethics. During the fiscal year ended September 30, 2004, the Investment Practices Committee met twice.

NOMINATING COMMITTEE. The Nominating Committee is responsible for the nomination of candidates for election to the Board. The Nominating Committee is composed of all of the Independent Trustees. For at least as long as the plans of distribution pursuant to Rule 12b-1 under the 1940 Act of the ICON Funds ("12b-1 Plans") remain in effect, the selection and nomination of the Independent Trustees will be a matter left to the discretion of such Independent Trustees. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2004, the Nominating Committee did not meet.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all Funds advised by ICON, owned by each Trustee as of December 31, 2004:


                                       DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE                        IN THE BOND FUND
------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert                        $1 - $10,000

John C. Pomeroy, Jr.                   none

Gregory Kellam Scott                   $1 - $10,000

R. Michael Sentel                      $1 - $10,000

Jonathan F. Zeschin                    none

INTERESTED TRUSTEE

Craig T. Callahan                      none

                                       DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE                        IN THE CORE EQUITY FUND
------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert                        $10,000 - $50,000

John C. Pomeroy, Jr.                   $10,000 - $50,000

Gregory Kellam Scott                   none

R. Michael Sentel                      $10,000 - $50,000

Jonathan F. Zeschin                    $50,000 - $100,000

INTERESTED TRUSTEE

Craig T. Callahan                      Over $100,000

                                       DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE                        IN THE COVERED CALL FUND
------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert                        $10,000-$50,000

John C. Pomeroy, Jr.                   none

Gregory Kellam Scott                   none

R. Michael Sentel                      none

Jonathan F. Zeschin                    none


INTERESTED TRUSTEE

Craig T. Callahan                      none

                                       DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE                        IN THE EQUITY INCOME FUND
------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert                        $10,000 - $50,000

John C. Pomeroy, Jr.                   none

Gregory Kellam Scott                   $1 - $10,000

R. Michael Sentel                      $10,000 - $50,000

Jonathan F. Zeschin                    none

INTERESTED TRUSTEE

Craig T. Callahan                      none

                                       DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE                        IN THE LONG/SHORT FUND
-------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert                        $10,000 - $50,000

John C. Pomeroy, Jr.                   none

Gregory Kellam Scott                   none

R. Michael Sentel                      $1 - $10,000

Jonathan F. Zeschin                    none

INTERESTED TRUSTEE

Craig T. Callahan                      Over $100,000

                                       AGGREGATE DOLLAR RANGE OF
                                       EQUITY SECURITIES IN ALL
                                       REGISTERED INVESTMENT
                                       COMPANIES OVERSEEN BY TRUSTEE
                                       IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                        COMPANIES
------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert                        Over $100,000

John C. Pomeroy, Jr.                   $10,000 - $50,000

Gregory Kellam Scott                   $10,000 - $50,000

R. Michael Sentel                      $10,000 - $50,000

Jonathan F. Zeschin                    $50,000 - $100,000

INTERESTED TRUSTEE

Craig T. Callahan                      Over $100,000



None of the Trustees, other than Mr. Callahan, owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2004. As of December 31, 2004, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.

TRUSTEE COMPENSATION

Each Independent Trustee receives a retainer and a per meeting fee. ICON Funds currently pays each Independent Trustee a $16,000 per year retainer, a full Board meeting fee of $2,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Independent Chairman of the Audit Committee receives an additional fee of $4,000 per year. Prior to December 1, 2004, each Independent Trustee received a $12,000 per year retainer, a full Board meeting fee of $2,000 per meeting, a Committee meeting fee of $500 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and other out-of-pocket expenses. Annual Board fees may be reviewed periodically and changed by the Board. Mr. Callahan, as an "interested person" of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2004.

                               COMPENSATION TABLE

                                                        AGGREGATE COMPENSATION FROM ICON FUNDS*
      NAME OF PERSON AND POSITION                                   (17 FUNDS TOTAL)
-----------------------------------------------------------------------------------------------
Interested Trustee:

      Craig T. Callahan, Chairman                                     $0

Independent Trustees:

            Glen F. Bergert                                         $22,000

         John C. Pomeroy, Jr.                                       $21,500

         Gregory Kellam Scott                                       $21,500

           R. Michael Sentel                                        $22,000

          Jonathan F. Zeschin                                       $22,000

                 TOTAL                                              $109,000

* The Trustees are also Trustees of the 12 other ICON Funds.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than Ms. Schoffman) receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.




                         POSITION HELD WITH FUND AND        PRINCIPAL OCCUPATION DURING
NAME  AND AGE            LENGTH OF TIME SERVED              PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
Craig T. Callahan        President of the Trust since its   President (1998 to present) and Chief
Age: 53                  inception in 1996.                 Investment Officer and Director (1991 to
                                                            present) of ICON Advisers, Inc.; President
                                                            (1998 to present), Director (1991 to
                                                            present) and Vice President (1991 to 1998)
                                                            of ICON Distributors, Inc.; President
                                                            (1998 to present), Chief Investment
                                                            Officer and Director (1994 to present) and
                                                            Secretary/Treasurer (1994 to 1998) of ICON
                                                            Management & Research Corporation;
                                                            President (2004 to present) of ICON
                                                            Insurance Agency, Inc.

Erik L. Jonson           Vice President and Chief           Chief Financial Officer (1996 to present)
Age: 55                  Financial Officer of the Trust     and Executive Vice President (2004 to
                         since its inception in 1996.       present) of ICON Advisers, Inc.; Vice
                                                            President (1998 to 2004) of ICON Advisers,
                                                            Inc.; Director, Chief Financial Officer
                                                            and Secretary (1996 to present) of ICON
                                                            Management & Research Corporation;
                                                            Executive Vice President (2004 to present)
                                                            and Treasurer (1998 to present) of ICON
                                                            Distributors, Inc.; Secretary (1998 to
                                                            2002) of ICON Distributors, Inc.; Vice
                                                            President (2002 to 2004) of ICON
                                                            Distributors, Inc.; Executive Vice
                                                            President and Treasurer of ICON Insurance
                                                            Agency, Inc. (2004 to present).

Andra C. Ozols           Vice President and Secretary of    Executive Vice President (2004 to
Age: 43                  the Trust since March 2002. Vice   present), General Counsel and Secretary
                         President and Secretary of the     (2002 to present and January 1998 to
                         Trust in 1998.                     October 1998) of ICON Advisers, Inc.; Vice
                                                            President (2002 to 2004) of ICON Advisers,
                                                            Inc.; Director of ICON Management &
                                                            Research, Corporation (2003 to present);
                                                            Executive Vice President (2004 to
                                                            present), General Counsel and Secretary
                                                            (2002 to present) of ICON Distributors,
                                                            Inc.; Vice President (2002 to 2004) of
                                                            ICON Distributors, Inc.; Executive Vice
                                                            President and Secretary of ICON Insurance
                                                            Agency, Inc. (2004 to present); Vice
                                                            President (1999 to 2002) and Assistant
                                                            General Counsel (October 1998 to February
                                                            2002), Founders Asset Management LLC;
                                                            Branch Chief (1993 to 1995) and
                                                            Enforcement Attorney (1990 to 1995 and
                                                            1996 to 1998) U.S. Securities and Exchange
                                                            Commission.

Carrie M. Schoffman      Assistant Vice President           Chief Compliance Officer (2004 to present)
Age 31                   (November 2004 to present) and     of ICON Advisers, Inc. Formerly staff
                         Chief Compliance Officer (May      accountant (2003 to 2004) U.S.
                         2004 to present) of the Trust.     Securities and Exchange Commission;
                                                            Experienced Manager/Manager (2001 to 2003)
                                                            and Senior Associate/Associate (1996 to
                                                            2001) PricewaterhouseCoopers LLP.

Russell M. Burk          Assistant Vice President and       Assistant General Counsel (2003 to
Age 45                   Anti-Money Laundering Officer of   present) ICON Advisers, Inc.; Chief
                         the Trust since November 2004.     Compliance Officer (2004 to present) ICON
                                                            Distributors, Inc.; Financial Adviser
                                                            (2002 to 2003) Merrill Lynch Private
                                                            Client Group; General Counsel and Chief
                                                            Compliance Officer (1999 to 2002) ALPS
                                                            Mutual Funds Services, Inc.; Securities
                                                            Counsel (1998 to 1999) ING Group/Security
                                                            Life of Denver.

The Trust's Trustees and Officers may be contacted at the Funds' address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

                          CERTAIN POLICIES OF THE FUNDS

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions.

PROXY VOTING

A copy of the Trust's Proxy Voting Policy Statement and Guidelines relating to the Funds' portfolio securities is attached as Appendix B and includes the process used by the Trust when a vote presents a conflict between the interests of Fund shareholders and those of the Funds' investment adviser and its affiliates. The Trust's Proxy Voting Procedures are attached as Appendix C. Information regarding how the Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30, 2004 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov

PORTFOLIO HOLDINGS DISCLOSURE POLICY


The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholder's and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds' best interests. Information related to the 10 largest portfolio holdings of each ICON Fund ("Fund") is made available to the general public approximately 5 business days after month-end and is posted to the Trust's website within approximately 15 business days after month-end. . The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for each Fund is made available to the general public on the Trust's website within approximately 15 business days after the end of each calendar quarter and is filed with the SEC as required Complete portfolio holdings are provided to the Trust's service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON's internal media policy.


Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:


- a written request for non-standard disclosure must be submitted to and approved in writing by either ICON's General Counsel or Chief Compliance Officer who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;

-   The request must relate to an appropriate business purpose; and

- The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.


The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust's policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                                         FREQUENCY OF
         ENTITY NAME                     HOLDINGS DISCLOSURE
         -------------------------------------------------------------------
         Lipper, Inc.                    Monthly, approximately 5
                                         business days after month-end
         Morningstar                     Monthly, approximately 5
                                         business days after month-end.
         Standard & Poor's               Monthly, approximately 5 business
                                         days after month end.
         Bloomberg                       Monthly, approximately 5 business
                                         days after month end.

THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER


The Trust retains ICON Advisers, Inc. 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund's investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation ("IM&R"). Mr. Callahan owns the majority of IM&R's shares with ICON's Executive Committee owning a minority interest. Mr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Jonson and Ms. Ozols hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.

ICON retains the right to use the name "ICON" in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of any of the Investment Advisory Agreements with the Trust and may be withdrawn by the ICON on ninety days written notice.

ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios. ICON's officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Andra
C. Ozols, Executive Vice President, General Counsel and Secretary; Stephen C. Holmes, Executive Vice President and Chief Sales and Marketing Officer; Dennis
L. Engel, Executive Vice President and Chief Operating Officer; Stephen Cheek, Vice President of Institutional Products; Bridget M. Richards, Vice President of Marketing; Derek N. Rollingson, Vice President of Investments and Director of Research; Robert Straus, Vice President of Investments and Chief Investment Officer; and J.C. Waller III, Vice President of Investments and Director of Institutional Portfolio Management. The affiliations of Messrs. Callahan and Jonson and Ms. Ozols with the Trust are shown under the "Trustees and Officers" section of this SAI.

AGREEMENTS WITH THE TRUST

INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement ("Advisory Agreement") between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

As compensation for its management services, the Funds are obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

FUND                                       ANNUAL MANAGEMENT FEE
----                                       ---------------------
ICON Bond Fund                                     0.60%
ICON Core Equity Fund                              0.75%
ICON Covered Call Fund                             0.75%
ICON Equity Income Fund                            0.75%
ICON Long/Short Fund                               0.85%

The investment advisory fees are calculated based on a Fund's net assets as a whole and are then allocated among the Funds' respective classes based on each class's relative net assets.


The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust's custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.


For the September 30 fiscal years end for 2004, 2003 and 2002, the management fees paid by each Fund were as follows:


                 ICON FUND                                      MANAGEMENT FEE
                 ---------                                      --------------
                                             2004                   2003                2002
                                             ----                   ----                ----
               Bond Fund                   $  280,439             $  202,155              N/A
               Core Equity Fund            $  663,062             $  483,554          $  430,519
               Covered Call Fund           $  234,218             $  108,512              N/A
               Equity Income Fund          $  672,154             $  190,412              N/A
               Long/Short Fund             $  134,488             $   60,488              N/A



EXPENSE LIMITATION AGREEMENT. ICON has contractually entered into an Expense Limitation Agreement related to the ICON Bond Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund (the "Specialty Funds"), pursuant to which it has agreed to reimburse or limit the Specialty Funds' fees. In connection with this Agreement and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Specialty Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of each Specialty Fund's business) do not exceed the following percentages:


                                        CLASS C           CLASS I               CLASS Z
                                        EXPENSE           EXPENSE               EXPENSE
                 FUND                  LIMITATION        LIMITATION           LIMITATION
ICON Bond Fund                           1.60%             1.00%                 0.75%
ICON Covered Call Fund                   2.20%             1.45%                 1.20%
ICON Equity Income Fund                  2.20%             1.45%                 1.20%
ICON Long/Short Fund                     2.30%             1.55%                 1.30%



Each Specialty Fund may at a later date reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Specialty Fund's expense ratio does not exceed the existing expense limitations. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement. The expense limitations will continue until January 31, 2006. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by a Specialty Fund, without payment of any penalty, upon 90 days' prior written notice to ICON.


ICON has reimbursed the Funds or recouped from the Funds the following expenses pursuant to the Expense Limitation Agreement.


                          ICON FUND                          (REIMBURSEMENT)/RECOUPMENT
                          ---------                          --------------------------
                                                             2004                   2003
                                                             ----                   ----
                     Bond Fund                            $  (9,844)            $  (50,621)
                     Covered Call Fund                    $ (58,657)            $  (90,063)
                     Equity Income Fund                   $  55,807             $  (69,536)
                     Long/Short Fund                      $ (77,195)            $ (109,309)



RENEWAL OF INVESTMENT ADVISORY AGREEMENT.

The Advisory Agreement between ICON and the Trust on behalf of the Funds was renewed on August 9, 2004 by the Board (including a majority of the Independent Trustees) through September 2005. In determining to renew the Advisory Agreement the Board requested, was provided with and reviewed data concerning advisory, distribution and administrative services provided by ICON and its related companies - including data concerning other businesses of those companies and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses. The Board considered:

1. In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board data concerning ICON's staffing, systems and facilities. The Board also assessed ICON's non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:


     A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

     B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to ICON's investment and trading departments; and




     C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees.


2. In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by ICON and its related companies from the relationship with the Trust, the Board considered the Lipper comparative data, data concerning ICON's soft-dollar arrangements, costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analyses which had been provided by ICON, other benefits to ICON from serving as the Funds' adviser, and ICON's financial statements.

     A. With respect to the soft-dollar arrangements the Board assessed all facets of the arrangements - including the quality of trade execution. It was noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists ICON in providing quality investment advisory services to the Funds and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

     B. The Board noted that ICON benefits from serving directly as investment adviser and administrative agent, and through its affiliate, as the principal underwriter for the Funds. With respect to the distribution services, the Board noted that proceeds of the Funds' distribution plans pursuant to Rule 12b-1 under the 1940 Act is paid to ICON's affiliate and that the distributor has not profited from plan proceeds as all of the proceeds have been or will be used to cover distribution and marketing expenses. In this regard, the Trustees noted that marketing efforts have been successful as evidenced by Fund asset levels. With respect to the administrative fee paid to ICON, the Board reviewed the comparative data related to those services. The Board also considered the compliance experience in these service areas and concluded that the services provided by ICON and its affiliates to the Funds are satisfactory and that the profits derived from providing the services are competitive and reasonable.

     C. The Board also noted the risks assumed by ICON in providing investment advisory, distribution and administrative services (including compliance) to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

3. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Lipper concerning funds of similar size and funds of larger size, as well as data concerning ICON's other clients and noted:


     A. That upon review of the advisory fee structures of the Funds in comparison with other similarly-managed funds, the level of investment advisory fees paid by each Fund is competitive;


     B. That the expense ratios of each Fund is competitive and in many instances lower than those of similarly-managed Funds;

     C. That ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON, and has agreed to further reduce the expense limitation for the ICON Bond Fund;

     D. That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation; and

     E. The differences in management fees paid to ICON by other institutional accounts taking into account the different attributes of each.

4. The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders.

          A. In addition to assessing fairness of the investment advisory fee arrangement at current asset levels, the Board considered fairness at higher asset levels. The Board discussed the desirability of breakpoints in investment advisory fees at elevated asset levels and evaluated data concerning industry trends related to breakpoints. The Board concluded that in light of the asset levels of each Fund and based on the comparative data, there was no immediate need for breakpoints in the advisory fees, and that breakpoints may be appropriate at elevated asset levels

     B. The Board also considered the Funds' expense ratios and costs of effecting brokerage transactions, noting that economies are being recognized as assets in the Funds have increased and that the shareholders benefit from the growth.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm's length in light of the circumstances.


ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as "Administrator") provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds' financial statements. ICON receives a fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of assets, and 0.045% on assets above $1.5 billion. Prior to September 1, 2003, ICON received a fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.


Below is a table which shows the administration fees paid by the Trust for the last three fiscal years:

                                                 ADMINISTRATIVE
                      FISCAL YEAR ENDED                FEES
                           9/30/04                   $  844,564
                           9/30/03                   $  479,800
                           9/30/02                   $  405,132


During fiscal year 2004, ICON entered into a sub-administration agreement with US Bancorp Mutual Fund Services to pay an annual sub-administration fee of 0.02% on the first $1.5 billion of assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. For the fiscal year ended September 30, 2004, ICON paid US Bancorp sub-administration fees of $290,937.

DISTRIBUTOR

ICON Distributors, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds' distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for two classes of Fund shares - Class C and Class I. Pursuant to the 12b-1 Plan, the ICON Bond Fund pays for distribution and related services at an annual rate that may not exceed 0.85% of the average daily net assets of Class C shares of the Bond Fund and 0.25% of the average daily net assets of Class I shares of the Bond Fund. The Core Equity, Covered Call, Equity Income, and Long/Short Funds each pays for distribution and related services at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares of a Fund and 0.25% of the average daily net assets of Class I shares of a Fund. The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying expenses in connection with the distribution of the Funds' shares and related activities including providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds' shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Trust's Board of Trustees and as may be permitted by applicable statute, rule or regulation. The Rule 12b-1 plan adopted by the Trust compensates the Distributor regardless of expenses incurred by the Distributor.


The Board reviews expenditures made by the Distributor related to distribution of the Funds' shares on a quarterly basis.


During the fiscal year ended September 30, 2004, the Distributor was compensated in conjunction with the sale and distribution of the Funds' Class C and Class I shares as follows:

                                                12b-1 FEES FOR      12b-1 FEES FOR
                                               FISCAL YEAR ENDED   FISCAL YEAR ENDED
     FUND                                            9/30/04             9/30/03
     ICON Bond Fund - Class C                  $           2,686   $            1,603
     ICON Bond Fund - Class I                  $         116,059   $           84,670
     ICON Core Equity Fund - Class C           $         452,357   $          304,612
     ICON Core Equity Fund - Class I           $         107,900   $           85,613
     ICON Covered Call Fund - Class C          $           8,370   $              434
     ICON Covered Call Fund - Class I          $          75,978   $           36,487
     ICON Equity Income Fund - Class C         $          10,548   $            3,178
     ICON Equity Income Fund - Class I         $         221,402   $           63,516
     ICON Long/Short Fund - Class C            $          14,190   $            1,796
     ICON Long/Short Fund - Class I            $          36,038   $           17,511

     Total                                     $       1,045,708   $          599,420



During the fiscal year ended September 30, 2004, the Distributor expended the following amounts in marketing the Funds' shares:



                                                              AMOUNT OF
            TYPE OF EXPENSES                                  EXPENSE
            Printing and mailing of prospectuses to persons
            other than current shareholders                   $   22,153

            Payment of compensation to third parties for
            distribution and shareholders support services    $  800,006

            Advertising materials and fees                    $   35,472

            Total:                                            $  857,631


The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., and IMS which, to the knowledge of the Trust, were the record owner of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

The benefits the Board believes are reasonably likely to flow to the Funds and their shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort, which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder's share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis, pursuant to written policies and procedures.

The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plans for the ICON Funds were approved by the Board, including all the independent Trustees, on August 9, 2004 for a one-year period ended September 30, 2005. As to each class of the Fund's shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.


CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.


TRANSFER AGENT

U.S. Bancorp Mutual Fund Services, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent registered public accountants for the Trust for. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

                        PURCHASE AND REDEMPTION OF SHARES

The Funds offer three classes of shares: Class C, Class I, and Class Z. When purchasing Fund shares, you must specify which Class is being purchased. There is no sales charge on the purchase of Fund shares and the public offering price for Class C, Class I, and Class Z shares is the net asset value per share of that Class. Class C shares (other than the ICON Bond Fund) have a 1.00% 12b-1 fee and Class I shares have a 0.25% 12b-1 fee. Class C shares of the ICON Bond Fund have a 0.85% 12b-1 fee. Class Z shares do not have a 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the prospectuses. Shares of any Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment requirements of each class and subject to the restrictions on excessive trading discussed below.

The minimum investment in Class C and Class I shares for any one Fund is $1,000. Subject to the minimum investment amount, shares may also be purchased by exchange. See discussion below for eligibility requirements for Class Z Institutional shares.

Shares of a Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Agents"). These Agents may receive different levels of compensation from IDI for selling different classes of Fund shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust's prospectuses and SAI's, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

INSTITUTIONAL CLASS OF SHARES.

Class Z shares of the Funds are offered only to institutional investors and can be only purchased by:

  -   A bank, trust company or other type of depository institutions;
  - An insurance company, investment company or foundation purchasing shares for its own account;

  -   A 401(k), 403(b) or 457(b) plan or the custodian for such a  plan;

  - Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

  "Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1,000,000.

The Fund reserves the right to change the criteria for investors eligible for Class Z shares.

REDEMPTIONS IN CASH

It is possible that, in the future, conditions may exist which would, in the opinion of the Funds' Adviser, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

                  PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund's portfolio transactions effected through another broker/dealer (i.e. by using "step-outs"), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transaction to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds' portfolio securities transactions does not consider or take into account information about the broker/dealers' promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

SOFT DOLLAR TRANSACTIONS




Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

-   earnings information and estimates
-   reports of issuer regulatory filings
-   performance measurement systems
-   stock quote systems
-   trading systems
-   trading measurement services

-   data feeds from stock exchanges
-   computer and electronic access equipment
-   software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a "mixed use"). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2004 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

TRADE ALLOCATION

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2004, 2003 and 2002.

                  BROKERAGE COMMISSIONS ON AGENCY TRANSACTIONS

             FUND             2004               2003                2002
                              ----               ----                ----
ICON Bond                  $      162         $      690             N/A*

ICON Core Equity           $  279,505         $  345,695          $  283,397

ICON Covered Call          $  119,646         $  155,716             N/A*

ICON Equity Income         $  182,918         $   77,680             N/A*

ICON Long/Short            $   89,693         $   42,216             N/A*

* The Fund was not offered during the period.

The aggregate amount of transactions during the fiscal year ended September 30, 2004 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:


                                         TOTAL AGENCY    SOFT DOLLAR COMMISSIONS PAID ON
         FUND                            TRANSACTIONS                       TRANSACTIONS
         ICON Bond                       $          0                           $      0
         ICON Core Equity                $ 34,895,121                           $ 30,120
         ICON Covered Call               $  3,003,243                           $  2,619
         ICON Equity Income              $ 31,776,885                           $ 40,766
         ICON Long/Short                 $ 13,971,690                           $ 18,516


During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.

During the fiscal year ended September 30, 2004, certain of the Funds held securities of their regular brokers or dealers as follows:


             FUND                                BROKER                         VALUE AS OF 9/30/04
             ICON Bond Fund                      Goldman Sachs Group Inc.       $           335,000
                                                 Merrill Lynch                  $           508,000
             ICON Covered Call Fund              AG Edwards                     $           388,000
                                                 Goldman Sachs Group Inc.       $           401,000
             ICON Equity Income Fund             Morgan Stanley                 $           726,000


                                  CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.


The following sets forth as of December 31, 2004 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund's issued and outstanding shares:



NAME AND ADDRESS OF RECORD                                                  PERCENTAGE OF THE
OWNER                                              FUND NAME                    FUND OWNED
Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
                                      ICON Core Equity Fund - Class I            13.37%
                                      ICON Covered Call Fund - Class I            9.28%
                                      ICON Long/Short Fund - Class I             30.07%

IMS & CO
PO Box 3865
Englewood, CO 80155-3865
                                      ICON Bond Fund - Class I                   73.29%
                                      ICON Core Equity Fund - Class I            15.30%
                                      ICON Covered Call Fund - Class I           62.26%

NAME AND ADDRESS OF RECORD                                                  PERCENTAGE OF THE
OWNER                                              FUND NAME                    FUND OWNED
                                      ICON Equity Income Fund - Class I          21.21%
                                      ICON Long/Short Fund - Class I             30.34%

US Bank NA Custodian
Carol Sue Eriksen IRA Rollover
2175 Ter Van Dr. NE
Grand Rapids, MI 49505                ICON Bond Fund - Class C                   13.16%

Charles O. Blalack
503 Cynthia Dr.
Longview, TX 75605-3743               ICON Bond Fund - Class C                   10.29%

Jennifer Jenkins
8702 Starfish Dr.
Bakersfield, CA 93312-4907            ICON Bond Fund - Class C                    6.38%

McDonald Investments FBO
23504803
4900 Tiedeman Road
Brooklyn, OH 44144-2338               ICON Bond Fund - Class C                    6.22%

Pershing LLC
PO Box 2052
Jersey City, NY 07303-2052
                                      ICON Bond Fund - Class C                    6.01%
                                      ICON Covered Call Fund - Class C            9.10%
                                      ICON Equity Income Fund - Class C           8.17%

US Bank NA Custodian
David P. St. Clair
IRA Rollover
9665 Burmeister Rd.
Saline, MI 48176-9653                 ICON Bond Fund - Class C                    5.54%

NSCC FEBO - RCT - 514160
Holly H. Siebert Kawakami Trustee
Holly Siebert Kawakami Trust
315 Wellesley Pl NE
Albuquerque, NM 87106-2159            ICON Covered Call Fund - Class C            8.15%

McDonald Investments FBO
85829156
4900 Tiedeman Road
Brooklyn, OH 44144-2338               ICON Long/Short Fund - Class C              6.09%

Turtle & Co.
c/o State Street Bank & Trust Co.
Box 5489
Boston, MA 02206-5489                 ICON Long/Short Fund - Class I              5.47%

NAME AND ADDRESS OF RECORD                                                  PERCENTAGE OF THE
OWNER                                              FUND NAME                    FUND OWNED
Trustlynx & Co.
Company # House Acct
717 17th Street Suite 2600
Denver, CO 80202-3326
                                      ICON Bond Fund - Class Z                  100.00%
                                      ICON Core Equity Fund - Class Z           100.00%
                                      ICON Covered Call Fund - Class Z          100.00%
                                      ICON Equity Income Fund - Class Z         100.00%
                                      ICON Long/Short Fund - Class Z            100.00%


The broker-dealers and/or trust company custodians indicated hold the shares for the benefit of their customers. The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of December 31, 2004.

Investment Manager's Services ("IMS") and Charles Schwab & Co., Inc. hold Fund shares for the benefit of ICON's clients, among others. These ICON clients are invested in the Funds through ICON's mutual fund allocation programs ("MFAPs"). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds' shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

                                PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading

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on the New York Stock Exchange (the "NYSE") (generally 4 p.m. EST) (the
"Valuation Time") on each day the NYSE is open for trading, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The NYSE is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds' foreign securities holdings on such days may affect the value of the Funds' shares on days when shareholders will not be able to purchase, exchange or redeem shares.


The net asset value per each class of a Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that class, less the Fund's liabilities (including accrued expenses) attributable to that class, by the number of outstanding shares of that class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of shares, the per share net asset value of each class will differ.

DOMESTIC EQUITIES. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. London closing exchange rates are currently used to convert foreign currencies to U.S. dollars; it is anticipated that during the year, the Trust will implement using currency rates as of the close of the NYSE.


DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows:
(a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

PRICING SERVICES. The Board periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

OPTIONS. Option contracts are valued at their closing mid-price; mid-price is the average of the sum of the closing bid and closing ask prices.

                                   TAX STATUS

TAXATION OF THE FUNDS - IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year. The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"), and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of that year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Funds intend to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

TAXATION OF THE FUNDS' INVESTMENTS

A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in their income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January.

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by a Fund will result in a reduction in the net asset value of its shares. If a distribution reduces the fair market value of a shareholder's shares below their cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution thus may receive a return of capital upon distribution that will nevertheless be taxable to them.

A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the long-term capital gain distribution.

A Fund may be required to withhold federal income tax at the rate of 29% in 2005 (28% in 2006 - 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue

Service (the "IRS") that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes ("PFIC"), and the Fund does not elect to treat the PFIC as a "qualified electing fund" within the meaning of the Code, the Fund would be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a "qualified electing fund" under the Code, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (E.G., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, "foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. A Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

                             ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

                                   APPENDIX A

RATINGS OF CORPORATE BONDS

     Guidelines for Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

     "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B

                               ICON ADVISERS, INC.

                                       AND

                                   ICON FUNDS

                  PROXY VOTING POLICY STATEMENT AND GUIDELINES

SUMMARY

ICON Advisers, Inc. ("ICON") serves as investment adviser to the ICON Funds and to clients invested in mutual fund allocation programs, institutional accounts and to other separately managed accounts. This Proxy Voting Policy Statement and Guidelines summarizes the factors and principals that govern ICON's voting of proxies for client accounts over which it has voting authority and has been adopted by the ICON Funds Board of Trustees as it relates to the voting of proxies of underlying portfolio securities held in the ICON Funds. ICON has appointed Institutional Shareholder Services, a proxy consulting firm, to act as its agent in analyzing proxy statements and exercising proxy voting rights for securities held in client accounts consistent with these policies and procedures.

The Policies and Guidelines are divided into domestic and foreign policies and guidelines. For some issues, the guidelines contain explicit direction about how the proxies are to be voted. For other issues, the decision about how to vote may need to be decided on a case-by-case basis using criteria contained in the guidelines.

DOMESTIC PROXY VOTING POLICIES AND GUIDELINES

1.   OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:
  - An auditor has a financial interest in or association with the company, and is therefore not independent
  -  Fees for non-audit services are excessive, or
  - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
  - Attend less than 75 percent of the board and committee meetings without a valid excuse
  -  Implement or renew a dead-hand or modified dead-hand poison pill
  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding
  - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  - Failed to act on takeover offers where the majority of the shareholders tendered their shares
  - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
  - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
  - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
  - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
  -  Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
-  Majority of independent directors on board
-  All-independent key committees
-  Committee chairpersons nominated by the independent directors
-  CEO performance reviewed annually by a committee of outside directors
-  Established governance guidelines
-  Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
  - Long-term financial performance of the target company relative to its industry; management's track record
  -  Background to the proxy contest
  -  Qualifications of director nominees (both slates)
  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.   MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
  -  Purchase price
  -  Fairness opinion
  -  Financial and strategic benefits
  -  How the deal was negotiated
  -  Conflicts of interest
  -  Other alternatives for the business
  -  Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
  -  Impact on the balance sheet/working capital
  -  Potential elimination of diseconomies
  -  Anticipated financial and operating benefits
  -  Anticipated use of funds
  -  Value received for the asset
  -  Fairness opinion
  -  How the deal was negotiated
  -  Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
  -  Dilution to existing shareholders' position
  -  Terms of the offer
  -  Financial issues
  -  Management's efforts to pursue other alternatives
  -  Control issues
  -  Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
  -  The reasons for the change
  -  Any financial or tax benefits
  -  Regulatory benefits
  -  Increases in capital structure
  -  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
  - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
  -  Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

  - Prospects of the combined company, anticipated financial and operating benefits
  -  Offer price
  -  Fairness opinion
  -  How the deal was negotiated
  -  Changes in corporate governance
  -  Change in the capital structure
  -  Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
  -  Tax and regulatory advantages
  -  Planned use of the sale proceeds
  -  Valuation of spinoff
  -  Fairness opinion
  -  Benefits to the parent company
  -  Conflicts of interest
  -  Managerial incentives
  -  Corporate governance changes
  -  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.   CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
  - It is intended for financing purposes with minimal or no dilution to current shareholders
  - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
  - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
  -  Cash compensation, and
  -  Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
  -  Historic trading patterns
  -  Rationale for the repricing
  -  Value-for-value exchange
  -  Option vesting
  -  Term of the option
  -  Exercise price
  -  Participation.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
  -  Purchase price is at least 85 percent of fair market value
  -  Offering period is 27 months or less, and
  -  Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the following apply:
  -  Purchase price is less than 85 percent of fair market value, or
  -  Offering period is greater than 27 months, or
  -  VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST all other shareholder proposals regarding executive and director pay.

OPTION EXPENSING
Generally vote AGAINST shareholder proposals asking the company to expense stock options

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:
-  Whether the proposal mandates that ALL awards be performance-based
- Whether the proposal extends beyond executive awards to those of lower-ranking employees
- Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
  - The parachute should be less attractive than an ongoing employment opportunity with the firm
  -  The triggering mechanism should be beyond the control of management
  - The amount should not exceed three times base salary plus guaranteed benefits

9.   SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
- The availability and feasibility of alternatives to animal testing to ensure product safety, and
-  The degree that competitors are using animal-free testing.
Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
- The company has already published a set of animal welfare standards and monitors compliance
- The company's standards are comparable to or better than those of peer firms, and
- There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
-  Whether the proposal focuses on a specific drug and region
- Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
- The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
-  Whether the company already limits price increases of its products
- Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
-  The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
-  The costs and feasibility of labeling and/or phasing out
- The nature of the company's business and the proportion of it affected by the proposal
- The proportion of company sales in markets requiring labeling or GMO-free products
-  The extent that peer companies label or have eliminated GMOs
- Competitive benefits, such as expected increases in consumer demand for the company's products
- The risks of misleading consumers without federally mandated, standardized labeling
-  Alternatives to labeling employed by the company.
Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.
Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
-  The extent that peer companies have eliminated GMOs
- The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
- Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
- The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.
Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

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PREDATORY LENDING
Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
- Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
- Whether the company has adequately disclosed the financial risks of its subprime business
- Whether the company has been subject to violations of lending laws or serious lending controversies
Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
-  Whether the company complies with all local ordinances and regulations
- The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
-  The risk of any health-related liabilities.

Advertising to youth:
- Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
-  Whether the company has gone as far as peers in restricting advertising
- Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
-  Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
-  The percentage of the company's business affected
- The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
-  The percentage of the company's business affected
-  The feasibility of a spinoff
-  Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

-  Whether there are publicly available environmental impact reports;
- Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
-  The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
- The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
- The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
- Environmentally conscious practices of peer companies, including endorsement of CERES
-  Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
-  The company's level of disclosure lags that of its competitors, or
- The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
-  The nature of the company's business and the percentage affected
-  The extent that peer companies are recycling
-  The timetable prescribed by the proposal
-  The costs and methods of implementation
- Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
-  The nature of the company's business and the percentage affected
- The extent that peer companies are switching from fossil fuels to cleaner sources
-  The timetable and specific action prescribed by the proposal
-  The costs of implementation
-  The company's initiatives to address climate change
Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES
LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
-  The relevance of the issue to be linked to pay
- The degree that social performance is already included in the company's pay structure and disclosed
-  The degree that social performance is used by peer companies in setting pay
- Violations or complaints filed against the company relating to the particular social performance measure
- Artificial limits sought by the proposal, such as freezing or capping executive pay
-  Independence of the compensation committee
-  Current company pay levels.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
- There are serious controversies surrounding the company's China operations, and
- The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
-  The nature and amount of company business in that country
-  The company's workplace code of conduct
-  Proprietary and confidential information involved
-  Company compliance with U.S. regulations on investing in the country
-  Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
- The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
-  Agreements with foreign suppliers to meet certain workplace standards
-  Whether company and vendor facilities are monitored and how
-  Company participation in fair labor organizations
-  Type of business
-  Proportion of business conducted overseas
-  Countries of operation with known human rights abuses
- Whether the company has been recently involved in significant labor and human rights controversies or violations
-  Peer company standards and practices
-  Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
- The company does not operate in countries with significant human rights violations
-  The company has no recent human rights controversies or violations, or
- The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
-  Company compliance with or violations of the Fair Employment Act of 1989
- Company antidiscrimination policies that already exceed the legal requirements
-  The cost and feasibility of adopting all nine principles
- The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
-  The potential for charges of reverse discrimination
- The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
-  The level of the company's investment in Northern Ireland
-  The number of company employees in Northern Ireland
-  The degree that industry peers have adopted the MacBride Principles
- Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
-  Whether the company has in the past manufactured landmine components
-  Whether the company's peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
-  What weapons classifications the proponent views as cluster bombs
- Whether the company currently or in the past has manufactured cluster bombs or their components
-  The percentage of revenue derived from cluster bomb manufacture
-  Whether the company's peers have renounced future production

WORKPLACE DIVERSITY
BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
- The board composition is reasonably inclusive in relation to companies of similar size and business or
- The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
-  The degree of board diversity
-  Comparison with peer companies
-  Established process for improving board diversity
-  Existence of independent nominating committee
-  Use of outside search firm
-  History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
-  The company has well-documented equal opportunity programs
- The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
-  The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
GENERALLY VOTE FOR REPORTS OUTLINING THE COMPANY'S PROGRESS TOWARDS THE GLASS CEILING

COMMISSION'S BUSINESS RECOMMENDATIONS, UNLESS:

-  The composition of senior management and the board is fairly inclusive
- The company has well-documented programs addressing diversity initiatives and leadership development
- The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
- The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
- Whether the company's EEO policy is already in compliance with federal, state and local laws
- Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
-  The industry norm for including sexual orientation in EEO statements
- Existing policies in place to prevent workplace discrimination based on sexual orientation
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.  MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
  -  Board structure
  -  Director independence and qualifications
  -  Attendance at board and committee meetings.

Votes should be withheld from directors who:
  - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
  - Ignore a shareholder proposal that is approved by a majority of shares outstanding
  - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  -  Are interested directors and sit on the audit or nominating committee, or
  - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
  -  Past performance as a closed-end fund
  -  Market in which the fund invests
  -  Measures taken by the board to address the discount
  -  Past shareholder activism, board activity
  -  Votes on related proposals.

PROXY CONTESTS
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
  -  Past performance relative to its peers
  -  Market in which fund invests
  -  Measures taken by the board to address the issues
  -  Past shareholder activism, board activity, and votes on related proposals
  -  Strategy of the incumbents versus the dissidents
  -  Independence of directors
  -  Experience and skills of director candidates
  -  Governance profile of the company
  -  Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
  -  Proposed and current fee schedules
  -  Fund category/investment objective
  -  Performance benchmarks
  -  Share price performance compared to peers
  -  Resulting fees relative to peers
  -  Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
  -  Stated specific financing purpose
  -  Possible dilution for common shares
  -  Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
  -  Potential competitiveness
  -  Regulatory developments
  -  Current and potential returns
  -  Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

  -  The fund's target investments
  -  The reasons given by the fund for the change
  -  The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
  -  Political/economic changes in the target market
  -  Consolidation in the target market
  -  Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
  -  Potential competitiveness
  -  Current and potential returns
  -  Risk of concentration
  -  Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
  -  Strategies employed to salvage the company
  -  The fund's past performance
  -  Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
  -  The degree of change implied by the proposal
  -  The efficiencies that could result
  -  The state of incorporation
  -  Regulatory standards and implications.

Vote AGAINST any of the following changes:
  - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
  - Removal of shareholder approval requirement for amendments to the new declaration of trust
  - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
  - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
  - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
  - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
  -  Regulations of both states
  -  Required fundamental policies of both states
  -  Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
  -  Fees charged to comparably sized funds with similar objectives
  -  The proposed distributor's reputation and past performance
  -  The competitiveness of the fund in the industry
  -  Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
  -  Resulting fee structure
  -  Performance of both funds
  -  Continuity of management personnel
  -  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

FOREIGN PROXY VOTING POLICIES AND GUIDELINES

These guidelines reflect differences between how ICON votes proxies for a U.S. company versus a foreign company. In voting shares of foreign companies, ICON must follow the rules of governing authority in each individual country. In some markets these rules can be complicated and onerous. ICON cannot guarantee its ability to vote shares in countries that engage in the following activities:

  - Block trading in company shares during the period between when a vote is due and the date of the company's annual shareholders' meeting;
  -  Requiring the payment of fees ICON deems excessive for voting proxies.

1.   FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

GENERAL RECOMMENDATION & POLICY
Vote FOR approval of financial statements and director and auditor reports, unless:
  -  there are concerns about the accounts presented or audit procedures used;
     or
  - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

DISCUSSION
Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles. When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

2.   APPOINTMENT OF INTERNAL STATUTORY AUDITORS

GENERAL RECOMMENDATION & POLICY
Vote FOR the appointment or reelection of statutory auditors, unless:
  - there are serious concerns about the statutory reports presented or the audit procedures used;
  -  questions exist concerning any of the statutory auditors being appointed;
     or
  - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

DISCUSSION
The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

3.   ALLOCATION OF INCOME

GENERAL RECOMMENDATION & POLICY
Vote FOR approval of the allocation of income, unless:
  - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  -  the payout is excessive given the company's financial position.

DISCUSSION
Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.
Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.
Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

GENERAL RECOMMENDATION & POLICY Vote FOR most stock (scrip) dividend proposals. Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DISCUSSION
Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

GENERAL RECOMMENDATION & POLICY
Vote amendments to the articles of association on a CASE-BY-CASE basis.

DISCUSSION
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

CHANGE IN COMPANY FISCAL TERM

GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

DISCUSSION
Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

GENERAL RECOMMENDATION & POLICY
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

DISCUSSION
ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.

In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

AMEND QUORUM REQUIREMENTS

GENERAL RECOMMENDATION & POLICY
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

DISCUSSION
Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

TRANSACT OTHER BUSINESS

GENERAL RECOMMENDATION & POLICY
Vote AGAINST other business when it appears as a voting item.

DISCUSSION
This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but

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companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

DIRECTOR ELECTIONS

GENERAL RECOMMENDATION & POLICY
Vote FOR management nominees in the election of directors, unless:
  - there are clear concerns about the past performance of the company or the board; or
  -  the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DISCUSSION
ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant

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commercial contacts with the company as a legal counsel, auditor, or consultant;
has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

DIRECTOR COMPENSATION

GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCUSSION
Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

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Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a 'dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.

However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.

As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

DISCHARGE OF BOARD AND MANAGEMENT

GENERAL RECOMMENDATION & POLICY
Vote FOR discharge of the board and management, unless:
  - there are serious questions about actions of the board or management for the year in question; or

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  -  legal action is being taken against the board by other shareholders.

DISCUSSION
The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

GENERAL RECOMMENDATION & POLICY
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

DISCUSSION
The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.

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Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

BOARD STRUCTURE

GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

DISCUSSION
Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE
Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD
ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

INTRODUCTION OF MANDATORY AGE OF RETIREMENT
ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

ALTERING BOARD SIZE
Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

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All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

TWO-TIERED BOARDS
Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

CAPITAL SYSTEMS

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

AUTHORIZED CAPITAL SYSTEM
The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

CONDITIONAL CAPITAL SYSTEM
Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if

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existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

SHARE ISSUANCE REQUESTS

GENERAL RECOMMENDATION & POLICY
GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

GENERAL ISSUANCES
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If

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stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

SPECIFIC ISSUANCES
Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

INCREASES IN AUTHORIZED CAPITAL

GENERAL RECOMMENDATION & POLICY
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
  - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

DISCUSSION
Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

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ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

REDUCTION OF CAPITAL

GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

DISCUSSION
Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

REDUCTION IN STATED CAPITAL
One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

REDUCTION IN CONNECTION WITH CANCELLATION OF REPURCHASED SHARES
A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

REDUCTION IN CONNECTION WITH DIVIDEND PAYMENTS
If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

REDUCTION IN CONNECTION WITH REPAYMENT AND CANCELLATION OF DEFERRED SHARES AND PREFERENCE SHARES
Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus

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shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

REDUCTION IN CONNECTION WITH RESTRUCTURING
As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

CAPITAL STRUCTURES

GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.

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PREFERRED STOCK

GENERAL RECOMMENDATION & POLICY
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DISCUSSION
Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

VOTING PREFERRED STOCK
In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

CONVERTIBLE PREFERRED STOCK
Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

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BLANK CHECK PREFERRED STOCK
Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.

ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

DEBT ISSUANCE REQUESTS

GENERAL RECOMMENDATION & POLICY
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

DISCUSSION
Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.

In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of

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dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.

Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

PLEDGING OF ASSETS FOR DEBT

GENERAL RECOMMENDATION & POLICY
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

DISCUSSION
In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

INCREASE IN BORROWING POWERS

ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

DISCUSSION
In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity

                                      B-39
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ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.

SHARE REPURCHASE PLANS

GENERAL RECOMMENDATION & POLICY
Vote FOR share repurchase plans, unless:
  -  clear evidence of past abuse of the authority is available; or
  -  the plan contains no safeguards against selective buybacks.

DISCUSSION
Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.
Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

REISSUANCE OF SHARES REPURCHASED

GENERAL RECOMMENDATION & POLICY
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

DISCUSSION
ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

GENERAL RECOMMENDATION & POLICY
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

DISCUSSION
Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

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When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

REORGANIZATIONS/RESTRUCTURINGS

GENERAL RECOMMENDATION & POLICY
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

DISCUSSION
Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

MERGERS AND ACQUISITIONS

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR mergers and acquisitions, unless:
  - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  - the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

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DISCUSSION
When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

MANDATORY TAKEOVER BID WAIVERS

GENERAL RECOMMENDATION & POLICY
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

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DISCUSSION
Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent 'creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

REINCORPORATION PROPOSALS

GENERAL RECOMMENDATION & POLICY
Vote reincorporation proposals on a CASE-BY-CASE basis.

DISCUSSION
Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the

                                      B-43
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impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

EXPANSION OF BUSINESS ACTIVITIES

GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION
Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

RELATED-PARTY TRANSACTIONS

GENERAL RECOMMENDATION & POLICY
Vote related-party transactions on a CASE-BY-CASE basis.

DISCUSSION
Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

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COMPENSATION PLANS

GENERAL RECOMMENDATION & POLICY
Vote compensation plans on a CASE-BY-CASE basis.

DISCUSSION
Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

STOCK OPTION PLANS
Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally

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supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.

Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN
The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.

For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of 'three percent in three years,' '2.5 percent in five years,' or 'one percent in one year.'

EXERCISE PRICE
ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

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DISCOUNTED OPTIONS, RESTRICTED STOCK, AND STOCK GRANTS
Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

PLAN ADMINISTRATION
ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

ELIGIBILITY AND PARTICIPATION
ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS
Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS
Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

OPTION REPRICING
Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

FINANCIAL ASSISTANCE
Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

PLANS FOR INTERNATIONAL EMPLOYEES
Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS
Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS
Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPEROPTIONS
Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS
Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS
In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

INCENTIVE PLANS
Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

EMPLOYEE STOCK PURCHASE PLANS AND SAVINGS-RELATED SHARE OPTION SCHEMES
Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

ELIGIBILITY
This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

DILUTION
Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

OFFERING PERIOD AND OFFERING PRICE
The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an 'either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

DISCOUNTS
These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one 'matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with 'either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

LIMITS ON THE NUMBER OR VALUE OF SHARES PURCHASEABLE (PARTICIPATION LIMITS) ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

LOAN TERMS
Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

GRANTS OUTSIDE OF PLANS
Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan.

ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

ANTITAKEOVER MECHANISMS

GENERAL RECOMMENDATION & POLICY
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

DISCUSSION
Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)
Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

GOLDEN SHARES
Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

POISON PILLS (CANADA)
Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.

Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:
  -  redeem or trigger the pill;
  - amend the pill if shareholder approval is obtained prior to the separation date;
  -  amend the exercise price of the rights;
  -  alter the separation date;
  - decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and
  - waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.

This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)
Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

SHAREHOLDER PROPOSALS

GENERAL RECOMMENDATION & POLICY
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DISCUSSION
ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS
Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

SOCIAL AND ENVIRONMENTAL PROPOSALS
In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

                  PROCEDURES TO ADDRESS POTENTIAL CONFLICTS OF
                                    INTEREST

ICON recognizes that certain proxy proposals may present a conflict between the interests of its clients including shareholders of the ICON Funds on the one hand and ICON and its affiliated companies on the other. ICON has therefore adopted the following conflict procedures:

  - If ICON has proposed and the ICON Fund Board of Trustees has approved a proxy related to the ICON Funds, ISS's analysis and recommendation related to the proxy proposal will be followed in voting any ICON Fund proxies for which ICON has proxy voting authority.
  - If ICON advises or is seeking to advise a pension plan of a company whose management is soliciting proxies, ISS's analysis and recommendation related to the proxy proposal will be followed in voting any such proxies for accounts for which ICON has proxy voting authority.
  - If ICON or its affiliates have retained the services of a consulting company whose securities (or the securities of any affiliate) are owned in any ICON-managed account and such company solicits proxies, ISS's analysis and recommendation related to the proxy will be followed in voting any such proxies for accounts for which ICON has proxy voting authority.
  - If an officer or director of ICON or its affiliates, or an officer or trustee of the ICON Funds, serves as an officer, director or executive of a company whose securities are owned in any ICON-managed account and such company solicits proxies, ISS's analysis and recommendation related to the proxy will be followed in voting any such proxies for accounts for which ICON has proxy voting authority.
  - ICON shall designate a person or group of persons who shall be responsible for monitoring and identifying potential conflicts of interest and maintaining documentation that these conflict resolution procedures were followed.

                                   APPENDIX C

                                   ICON FUNDS
                             PROXY VOTING PROCEDURES

The Board of Trustees ("Board") of the ICON Funds ("Trust") recognizes that the right to vote proxies for portfolio holdings in each series of the ICON Funds (each a "Fund") is an important responsibility and a significant Fund asset. The Board also recognizes that ICON Advisers, Inc. ("Adviser"), as investment adviser to the Trust, is in the best position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted in a timely fashion. The Board delegates its authority to vote proxies to the Adviser subject to Board supervision.

The Board has approved the Proxy Voting Policy Statement and Guidelines ("Guidelines") attached as Exhibit A including the "Procedures to Address Conflicts of Interest" at the end thereof. The Board delegates the monitoring of the proxy voting process to the Trust's Investment Practices Committee ("Committee") who shall also periodically review the Guidelines and recommend revisions as may be deemed appropriate. The Committee will monitor the implementation of these policies to ensure that the Adviser's voting decisions:

  - Are consistent with the Adviser's fiduciary duty to the Funds and their shareholders
  -  Seek to maximize shareholder return and the value of Fund investments
  -  Promote sound corporate governance
  -  Are consistent with each Fund's investment objective and policies

The Board also authorizes the Adviser to retain Institutional Shareholder Services ("ISS"), a third party proxy voting service, to provide recommendations on proxy votes related to holdings in the ICON Funds and cast vote proxies in accordance with the Guidelines.


Each Fund will describe its Guidelines in the Statement of Additional Information ("SAI") in accordance with Securities and Exchange ("SEC") requirements. Each Fund also will disclose in its annual and semi-annual reports to shareholders that a description (or copy) of the Fund's Guidelines is available without charge, upon request, by calling toll free 1-800-764-0442, by accessing the ICON Funds' website at www.iconadvisers.com and by accessing the SEC's website at www.sec.gov. The Funds will send a description of their proxy voting policies and procedures within three business days of receipt of a request.

Each Fund will file its complete proxy voting record with the SEC on Form N-PX on an annual basis, by no later than August 31 of each year (beginning August 31, 2004). Each Fund also will disclose in the SAI and annual and semiannual report to shareholders that its proxy record is available on the ICON Funds' website, www.iconadvisers.com or by accessing the SEC's website. Each Fund must post this information on its website as soon as reasonably practicable after filing the report with the SEC.

[ICON FUNDS(R) LOGO]


                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 29, 2005

This Statement of Additional Information ("SAI") relates to the following investment portfolios of ICON Funds (the "Trust"):

               ICON Consumer Discretionary Fund
               ICON Energy Fund
               ICON Financial Fund
               ICON Healthcare Fund
               ICON Industrials Fund
               ICON Information Technology Fund
               ICON Leisure and Consumer Staples Fund
               ICON Materials Fund
               ICON Telecommunication & Utilities Fund
               ICON Asia - Pacific Region Fund
               ICON Europe Fund
               ICON International Equity Fund

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above, each dated January 29, 2005, as they may be amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, semiannual and annual reports, please visit www.iconadvisers.com or write to U.S. Bancorp Mutual Fund Services, LLC, the Trust's shareholder servicing agent, at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call 1-800-764-0442.

FINANCIAL STATEMENTS

The Trusts' audited financial statements and accompanying notes for the fiscal year ended September 30, 2004, and the reports of PricewaterhouseCoopers LLP with respect to such financial statements, appear in the Trusts' 2004 annual reports and are incorporated by reference in this SAI. The Trusts' annual reports contain additional performance information and are available at www.iconadvisers.com or without charge by contacting the Trusts' shareholder servicing agent at the telephone number or address on the preceding page.

                                TABLE OF CONTENTS


THE ICON FUNDS                                                                                            5

INVESTMENT OBJECTIVES, POLICIES AND RESTICTIONS                                                           6
         FUNDAMENTAL INVESTMENT RESTRICTIONS                                                              7
         NON-FUNDAMENTAL INVESTMENT RESTICTIONS                                                           8

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS                                    10
         PORTFOLIO TURNOVER                                                                              10
         EQUITY SECURITIES                                                                               11
         DEBT SECURITIES                                                                                 13
         REPURCHASE AGREEMENTS                                                                           15
         DERIVATIVES INSTRUMENTS                                                                         17
         FOREIGN SECURITIES AND ADRS                                                                     30
         SECURITIES THAT ARE NOT READILY MARKETABLE                                                      35
         SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS                                             36
         BORROWING                                                                                       37
         SECURITIES OF OTHER INVESTMENT COMPANIES                                                        37
         SECURITIES LENDING                                                                              38

TRUSTEES AND OFFICERS                                                                                    38
         BOARD OF TRUSTEES                                                                               38
         COMMITTEES                                                                                      42
         BENEFICIAL OWNERSHIP OF SECURITIES                                                              43
         TRUSTEE COMPENSATION                                                                            50
         TRUST OFFICERS                                                                                  51

CERTAIN POLICIES OF THE FUNDS                                                                            53
         CODE OF ETHICS                                                                                  53
         PROXY VOTING                                                                                    53

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS                                              55
         INVESTMENT ADVISER                                                                              55
         ADMINISTRATIVE SERVICES                                                                         61
         DISTRIBUTOR                                                                                     62
         CUSTODIAN                                                                                       63
         TRANSFER AGENT                                                                                  63
         INDEPENDENT ACCOUNTANTS AND COUNSEL                                                             64

PURCHASE AND REDEMPTION OF SHARES                                                                        64

POLICY REGARDING MARKET TIMING ACTIVITIES

PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION                                                            66

CAPITAL STOCK                                                                                            71

PRICING OF SHARES                                                                                        73

TAX STATUS                                                                                               75

ADDITIONAL INFORMATION                                                                                   81
         TRUST SHARES                                                                                    81
         REGISTRATION STATEMENT                                                                          82

APPENDIX
         RATINGS OF CORPORATE BONDS                                                                     A-1
         RATINGS OF PREFERRED STOCK                                                                     A-1
         RATINGS OF COMMERCIAL PAPER                                                                    A-3
         ICON FUNDS PROXY VOTING POLICY STATEMENT AND GUIDELINES                                        A-4
         ICON FUNDS PROXY VOTING PROCEDURES

                                   ICON FUNDS

ICON Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end investment management company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996.


The ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are the "Sector Funds". The ICON Asia - Pacific Region Fund and the ICON Europe Fund are the "Region Funds". The Region Funds and the ICON International Equity Fund are the "Foreign Funds". The Sector Funds and Foreign Funds (each a "Fund" and collectively the "Funds") are series of the Trust. There are 5 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.


The Sector Funds and Region Funds are non-diversified portfolios. This means that, with respect to at least 50% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The ICON International Equity Fund is a diversified portfolio. This means that the limits described above apply to 75% of that Fund's total assets. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund ("Majority"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

ICON Advisers, Inc. ("ICON" or "Adviser") serves as each Fund's investment adviser.

ICON Distributors, Inc. ("Distributor" or "IDI") is the Distributor of each Fund's shares.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund's outstanding voting shares. The investment objective of each of the Funds is set forth below:

FUND                                                INVESTMENT OBJECTIVE
----                                                --------------------
ICON Consumer Discretionary Fund                    Long-term capital appreciation
ICON Energy Fund                                    Long-term capital appreciation
ICON Financial Fund                                 Long-term capital appreciation
ICON Healthcare Fund                                Long-term capital appreciation
ICON Industrials Fund                               Long-term capital appreciation
ICON Information Technology Fund                    Long-term capital appreciation
ICON Leisure and Consumer Staples Fund              Long-term capital appreciation
ICON Materials Fund                                 Long-term capital appreciation
ICON Telecommunication & Utilities                  Long-term capital appreciation
ICON Asia-Pacific Region Fund                       Long-term capital appreciation
ICON Europe Fund                                    Long-term capital appreciation
ICON International Equity Fund                      Long-term capital appreciation

The Sector Funds will not change their strategies of normally investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in equity securities of companies in a particular sector without providing Sector Fund shareholders at least 60 days' advance notice. The Region Funds will not change their strategy of investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in foreign equity securities of a particular region without providing Region Fund shareholders at least 60 days' advance notice. The ICON International Equity Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside of the United States without providing International Equity Fund shareholders at least 60 days' advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

No Fund may:

1.   Issue any senior security, except as permitted under the 1940 Act.

2. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.

3. Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

4. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

5. Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

6. Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's net assets.

7. Each Fund is a sector (or region) fund and concentrates its investments in certain industries or groups of industries included within the sector(s) in which the Fund invests.

As to the ICON International Equity Fund:

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.

9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet Research Systems, Inc., Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote:

No Fund may:

1. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

2. Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

3.   Invest in companies for the purpose of exercising control of management.

4. Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

5.   Invest more than 15% of its net assets in illiquid securities.

6.   Invest in oil, gas or other mineral leases.

7. In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.

8. Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

9. If characterized as a short-term fixed income fund, maintain a dollar weighted average maturity that exceeds three years.

As to the Funds other than the ICON International Equity Fund:

10. Each Fund may not invest more than 5% of the value of its total assets, with respect to 50% of the Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

In addition, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS

The prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER

During the fiscal years ended September 30, 2004 and 2003, respectively, the portfolio turnover rate for each of the Funds was as follows:

FUND                                              2004       2003
----                                              ----       ----
ICON Consumer Discretionary Fund                120.63%    174.51%
ICON Energy Fund                                 13.42%     42.53%
ICON Financial Fund                             114.50%    142.77%
ICON Healthcare Fund                             52.72%     85.52%
ICON Industrials Fund                            45.77%     90.49%
ICON Information Technology Fund                189.67%    155.39%
ICON Leisure and Consumer Staples Fund          148.43%    139.54%
ICON Materials Fund                              59.48%    130.01%
ICON Telecommunication & Utilities              108.81%    158.24%
ICON Asia-Pacific Region Fund                    58.62%     81.44%
ICON Europe Fund                                 78.57%    101.37%

ICON International Equity Fund                  117.74%     98.91%

The changes in portfolio turnover rates for the fiscal year ended 2004 as compared to 2003 was due in part to market conditions and rotations into and out of the various Funds by outside advisers and ICON pursuant to asset allocation programs.

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

EQUITY SECURITIES

Each Fund may invest in equity securities including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

PREFERRED STOCK

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

RIGHTS AND WARRANTS

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

CONVERTIBLE SECURITIES

The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)


The Funds may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by invesing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds' investment policies.

The Funds investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES


All of the Funds may temporarily invest in debt securities. Each of these Funds will limit its investment in debt securities to corporate debt securities (including commercial paper) and U.S. government securities. The Funds will only invest in corporate debt securities rated A or higher by S&P or Moody's.

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

GOVERNMENT SECURITIES

U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Funds' limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable." The Funds have not adopted any limits on the amount of total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest of up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives - instruments whose value is derived from an underlying security, index or other instrument.

OPTIONS ON SECURITIES

Each of the Funds may purchase and/or write (sell) call and put options on any security in which it may invest to hedge against changes in market conditions or to provide market exposure while attempting to reduce transaction costs. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not effect an option transaction, if immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 100% of the value of the Fund's total assets.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

PURCHASING PUT OPTIONS. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

PURCHASING CALL OPTIONS. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

WRITING (SELLING) OPTIONS. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

WRITING PUT OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.

If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

SELLING (OR WRITING) COVERED CALL OPTIONS. Each Fund may sell (or write) covered call options on portfolio securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer (seller) to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the underlying security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. Any hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OTHER INFORMATION RELATED TO OPTIONS TRADING. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDEXES

All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

OVER-THE-COUNTER ("OTC") OPTIONS

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

FUTURES CONTRACTS

All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the

FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS

All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS

The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

COVER

Transactions using options and futures contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other obligations.

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

CORRELATION OF PRICE CHANGES

There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS


Each Foreign Fund primarily invests in foreign securities. The Sector Funds may invest up to 20% of their net assets in foreign securities not traded in the United States. The term "foreign securities" refers to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States and within a specific geographic region will be based on:


- the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States,
-  where the issuer operates and is organized, and
- whether the issuer's principal stock exchange listing is outside of the United States and in a specific geographic region. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.


In addition, the Foreign Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal.

FOREIGN CURRENCY TRANSACTIONS

Investment in foreign securities will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

DEPOSITARY RECEIPTS

Each Fund may invest in American Depositary Receipts ("ADRs"), which are securities typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts ("EDRs") are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts ("GDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An "unsponsored" facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The ICON Funds Board of Trustees ("Board") has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON's quarterly review.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (often a month or more later). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring those securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of market value fluctuations. Each Fund maintains, in a segregated account, cash, U.S. Government securities, or other high-grade portfolio securities readily convertible into cash having an aggregate value at least equal to the amount of purchase commitments.

BORROWING

If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Objectives, Policies and Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

SECURITIES LENDING

The Funds may lend their portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security. A Fund will not lend securities with an aggregate market value of more than one-third of the Fund's net assets.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES


The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The primary responsibility of the Board is to oversee management of the Funds for the benefit of Fund shareholders. The Board's Trustees ("Trustees"), and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

                                                                            PRINCIPAL
                            POSITION(S)       YEAR     NUMBER OF          OCCUPATION(S)                   OTHER
      NAME, AGE              HELD WITH       JOINED      FUNDS         DURING THE PAST FIVE           DIRECTORSHIPS
     AND ADDRESS            ICON FUNDS       BOARD     OVERSEEN               YEARS                        HELD
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert          Trustee;            1999     All 17 ICON   President, Venture Capital    Director, Herre Bros,
Age: 54                  Chairman of                  Funds.        Management LLC (1997 to       Inc., a contracting
                         Audit Committee;                           present); General Partner,    company (1998 to
                         Chairman of                                SOGNO Partners LP, a          present); Director,
                         Valuation                                  venture capital company       Delta Dental of
                         Committee;                                 (2001 to present); General    Pennsylvania, an
                         Nominating                                 Partner, Chamois Partners,    insurance company
                         Committee Member.                          LP, a venture capital         (1998 to 2002 and 2003
                                                                    company (2004 to present);    to present; Director,
                                                                    General Partner, KPMG Peat    DDP Inc., an insurance
                                                                    Marwick, LLP (1979 to         company (1998 to 2002
                                                                    1997).                        and 2003 to present);
                                                                                                  Director, Delta
                                                                                                  Reinsurance
                                                                                                  Corporation (2000 to
                                                                                                  2002 and 2003 to
                                                                                                  present); Director,
                                                                                                  Homeland Inc., a
                                                                                                  non-profit long-term
                                                                                                  care corporation (2002
                                                                                                  to present).

John C. Pomeroy, Jr.     Trustee;            2002     All 17 ICON   Chief Investment Officer      N/A
Age 57                   Valuation                    Funds.        and Director of
                         Committee                                  Investments, Pennsylvania
                         Member;                                    State University (2001 to
                         Investment                                 present); Portfolio Manager
                         Practices                                  and Product Manager,
                         Committee                                  Trinity Investment
                         Member;                                    Management Corporation
                         Nominating                                 (1989 to 2001).
                         Committee Member.

                                                                            PRINCIPAL
                            POSITION(S)       YEAR     NUMBER OF          OCCUPATION(S)                   OTHER
      NAME, AGE              HELD WITH       JOINED      FUNDS         DURING THE PAST FIVE           DIRECTORSHIPS
     AND ADDRESS            ICON FUNDS       BOARD     OVERSEEN               YEARS                        HELD
------------------------------------------------------------------------------------------------------------------------
Gregory Kellam Scott     Trustee;            2002     All 17 ICON   Senior Vice President Law,    Member National Board
Age:  56                 Investment                   Funds.        General Counsel and           of Directors,
                         Practices                                  Secretary, GenCorp, Inc., a   Constituency for
                         Committee                                  multinational technology      Africa (1997 to
                         Member;                                    based manufacturing company   present).
                         Nominating                                 (2002 to 2004); Vice
                         Committee Member.                          President and General
                                                                    Counsel, Kaiser-Hill
                                                                    Company LLC, a nuclear
                                                                    clean-up and environmental
                                                                    remediation company (2000
                                                                    to 2002); Justice, Colorado
                                                                    Supreme Court (1993 to
                                                                    2000).

R. Michael Sentel        Trustee; Audit      1996     All 17 ICON   Senior Attorney for U.S.      N/A
Age: 57                  Committee                    Funds.        Department of Education
                         Member;                                    (1996 to present); owner,
                         Valuation                                  Sentel & Company, a law
                         Committee                                  firm (1994 to present).
                         Member;
                         Nominating
                         Committee Member.

                                                                            PRINCIPAL
                            POSITION(S)       YEAR     NUMBER OF          OCCUPATION(S)                   OTHER
      NAME, AGE              HELD WITH       JOINED      FUNDS         DURING THE PAST FIVE           DIRECTORSHIPS
     AND ADDRESS            ICON FUNDS       BOARD     OVERSEEN               YEARS                        HELD
------------------------------------------------------------------------------------------------------------------------
Jonathan F. Zeschin      Trustee; Audit      2002     All 17 ICON   President and Founder,        Director, Wasatch
Age 51                   Committee                    Funds.        ESSENTIAL Advisers, Inc., a   Funds (2002 to 2004);
                         Member;                                    wealth management and         Director, Young
                         Nominating                                 investment advisory firm      Americans Education
                         Committee Member.                          (2000 to present); Managing   Foundation and Young
                                                                    Partner, JZ Partners LLC, a   Americans Bank (1998
                                                                    business consulting firm      to 2004).
                                                                    for investment management
                                                                    companies (1998 to 2002);
                                                                    President, Founders Asset
                                                                    Management LLC, an
                                                                    investment management
                                                                    company (1995 to 1998);
                                                                    Executive Vice President,
                                                                    INVESCO Funds Group, an
                                                                    investment advisory company
                                                                    (1992 to 1995).

INTERESTED TRUSTEE

Craig T. Callahan*       Chairman of the     1996     All 17 ICON   President (1998 to            N/A
Age 53                   Board and                    Funds.        present), Chief Investment
                         Trustee;                                   Officer and Director (1991
                         Chairman,                                  to present) of ICON
                         Investment                                 Advisers, Inc.; President
                         Practices                                  (1998 to present), Director
                         Committee.                                 (1991 to present), and Vice
                                                                    President (1991 to 1998) of
                                                                    ICON Distributors, Inc.;
                                                                    President (1998 to
                                                                    present), Chief Investment
                                                                    Officer and Director (1994
                                                                    to present) and
                                                                    Secretary/Treasurer (1994
                                                                    to 1998) of ICON Management
                                                                    & Research; President (2004
                                                                    to present) of

                                                                            PRINCIPAL
                            POSITION(S)       YEAR     NUMBER OF          OCCUPATION(S)                   OTHER
      NAME, AGE              HELD WITH       JOINED      FUNDS         DURING THE PAST FIVE           DIRECTORSHIPS
     AND ADDRESS            ICON FUNDS       BOARD     OVERSEEN               YEARS                        HELD
------------------------------------------------------------------------------------------------------------------------
                                                                    ICON Insurance Agency, Inc.

*Mr. Callahan is considered to be an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

COMMITTEES

The committees of the Board are the Audit Committee, Valuation Committee, Investment Practices Committee and Nominating Committee.

AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Trusts' accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust's independent auditors; and acts as a liaison between the Trust's independent accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). Audit Committee members are Glen Bergert, Chairman; Michael Sentel; and Jonathan Zeschin. During the fiscal year ended September 30, 2004, the Audit Committee met three times.

VALUATION COMMITTEE. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed entirely of Independent Trustees and Adviser representatives. Glen Bergert is the Primary Board Representative on the Valuation Committee, and Messrs. Pomeroy and Sentel and Secondary Board Representatives. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2004, its members acted on various valuation matters via telephone.

INVESTMENT PRACTICES COMMITTEE. The Investment Practices Committee monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades and the Trust's' Code of Ethics. During the fiscal year ended September 30, 2004, the Investment Practices Committee met twice.

NOMINATING COMMITTEE. The Nominating Committee is responsible for the nomination of candidates for election to the Board. The Nominating Committee is composed of all of the Independent Trustees. For at least as long as the plan of distribution pursuant to Rule 12b-1 under the 1940 Act of the ICON Core Equity Fund ("12b-1 Plan") remains in effect, the selection and nomination of the

Independent Trustees will be a matter left to the discretion of such Independent Trustees. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to:
ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2004, the Nominating Committee did not meet.

BENEFICAL OWNERSHIP OF SECURITIES

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all ICON Funds, owned by each Trustee as of December 31, 2004.


                                DOLLAR RANGE OF EQUITY
                              SECURITIES IN THE CONSUMER
     NAME OF TRUSTEE              DISCRETIONARY FUND
--------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               $1 - $10,000

John C. Pomeroy, Jr.          $1 - $10,000

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             $1 - $10,000

                                 DOLLAR RANGE OF EQUITY
     NAME OF TRUSTEE          SECURITIES IN THE ENERGY FUND
-----------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               $1 to $10,000

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             none



                                DOLLAR RANGE OF EQUITY
                              SECURITIES IN THE FINANCIAL
NAME OF TRUSTEE                          FUND
---------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               $10,000 to $50,000

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             $1 - $10,000

                                 DOLLAR RANGE OF EQUITY
                              SECURITIES IN THE HEALTHCARE
     NAME OF TRUSTEE                      FUND
-----------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               $1 to $10,000

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             $1 - $10,000



                                 DOLLAR RANGE OF EQUITY
                              SECURITIES IN THE INDUSTRIALS
     NAME OF TRUSTEE                      FUND
-----------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               none

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             $1 - $10,000

                                 DOLLAR RANGE OF EQUITY
                              SECURITIES IN THE INFORMATION
     NAME OF TRUSTEE                 TECHNOLOGY FUND
-----------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               $10,000 - $50,000

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             $1 - $10,000



                                 DOLLAR RANGE OF EQUITY
                              SECURITIES IN THE LEISURE AND
     NAME OF TRUSTEE              CONSUMER STAPLES FUND
-----------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               none

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             none

                                DOLLAR RANGE OF EQUITY
                              SECURITIES IN THE MATERIALS
     NAME OF TRUSTEE                     FUND
---------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               none

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             $1 - $10,000



                                 DOLLAR RANGE OF EQUITY
                                    SECURITIES IN THE
                              TELECOMMUNICATION & UTILITIES
     NAME OF TRUSTEE                      FUND
-----------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               none

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             none

                                  DOLLAR RANGE OF EQUITY
                              SECURITIES IN THE ASIA-PACIFIC
     NAME OF TRUSTEE                   REGION FUND
------------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               $1 - $10,000

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             $1 - $10,000



                                 DOLLAR RANGE OF EQUITY
     NAME OF TRUSTEE          SECURITIES IN THE EUROPE FUND
-----------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               $1 - $10,000

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          none

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             $1 - $10,000

                                  DOLLAR RANGE OF EQUITY
                              SECURITIES IN THE INTERNATIONAL
     NAME OF TRUSTEE                     EQUITY FUND
-------------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               none

John C. Pomeroy, Jr.          none

Gregory Kellam Scott          $1 - $10,000

R. Michael Sentel             none

Jonathan F. Zeschin           none

INTERESTED TRUSTEE

Craig T. Callahan             $1 - $10,000



                              AGGREGATE DOLLAR RANGE OF
                              EQUITY SECURITIES IN ALL
                                REGISTERED INVESTMENT
                                COMPANIES OVERSEEN BY
                                TRUSTEE IN FAMILY OF
     NAME OF TRUSTEE            INVESTMENT COMPANIES
-------------------------------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert               Over $100,000

John C. Pomeroy, Jr.          $10,000 - $50,000

Gregory Kellam Scott          $10,000 - $50,000

R. Michael Sentel             $10,000 - $50,000

Jonathan F. Zeschin           $50,000 -$100,000

INTERESTED TRUSTEE

Craig T. Callahan             Over $100,000



None of the Trustees, other than Mr. Callahan, owned securities of ICON, ICON Distributors, Inc. or their affiliates as of December 31, 2004. As of December 31,

2004, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.


TRUSTEE COMPENSATION

Each Independent Trustee receives a retainer and a per meeting fee. ICON Funds currently pays each Independent Trustee a $16,000 per year retainer, a full Board meeting fee of $2,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Independent Chairman of the Audit Committee receives an additional fee of $4,000 per year. Prior to December 1, 2004, each Independent Trustee received a $12,000 per year retainer, a full Board meeting fee of $2,000 per meeting, a Committee meeting fee of $500 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and other out-of-pocket expenses. Annual Board fees may be reviewed periodically and changed by the Board. Mr. Callahan, as an "interested person" of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2004.

                               COMPENSATION TABLE

                                        AGGREGATE COMPENSATION FROM ICON FUNDS*
     NAME OF PERSON AND POSITION                    (17 FUNDS TOTAL)
-------------------------------------------------------------------------------
Interested Trustee:

     Craig T. Callahan, Chairman                     $         0

Independent Trustees:

           Glen F. Bergert                           $    22,000

         John C. Pomeroy, Jr.                        $    21,500

         Gregory Kellam Scott                        $    21,500

          R. Michael Sentel                          $    22,000

         Jonathan F. Zeschin                         $    22,000

                TOTAL                                $   109,000

* The Trustees are also Trustees of the five other ICON Funds (ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund).

TRUST OFFICERS

The Board elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than Ms. Schoffman) receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

                       POSITION HELD WITH FUND AND      PRINCIPAL OCCUPATION DURING
NAME AND AGE           LENGTH OF TIME SERVED            PAST FIVE YEARS
-------------------------------------------------------------------------------------
Craig T. Callahan      President of the Trust since     President (1998 to present)
Age: 53                its inception in 1996.           and Chief Investment Officer
                                                        and Director (1991 to
                                                        present) of ICON Advisers,
                                                        Inc.; President (1998 to
                                                        present), Director (1991 to
                                                        present) and Vice President
                                                        (1991 to 1998) of ICON
                                                        Distributors, Inc.; President
                                                        (1998 to present), Chief
                                                        Investment Officer and
                                                        Director (1994 to present)
                                                        and Secretary/Treasurer (1994
                                                        to 1998) of ICON Management &
                                                        Research Corporation;
                                                        President of ICON Insurance
                                                        Agency, Inc. (2004 to
                                                        present).

Erik L. Jonson         Vice President and Chief         Chief Financial Officer
Age: 55                Financial Officer of the Trust   (1996 to present) and
                       since its inception in 1996.     Executive Vice President
                                                        (2004 to present) of
                                                        ICON Advisers, Inc.;
                                                        Vice President (1998 to
                                                        2004) of ICON Advisers,
                                                        Inc.; Director, Chief
                                                        Financial Officer and
                                                        Secretary (1996 to
                                                        present) of ICON
                                                        Management & Research
                                                        Corporation; Executive
                                                        Vice President (2004 to
                                                        present) and Treasurer
                                                        (1998 to present) of
                                                        ICON Distributors, Inc.;
                                                        Secretary (1998 to 2002)
                                                        of ICON Distributors,
                                                        Inc.; Vice President
                                                        (2002 to 2004 of ICON
                                                        Distributors, Inc.;
                                                        Executive Vice President
                                                        and Treasurer of ICON
                                                        Insurance Agency, Inc.
                                                        (2004 to present).

Andra C. Ozols         Vice President and Secretary     Executive Vice President
Age: 43                of the Trust since March 2002.   (2004 to present),
                       Vice President and Secretary     General Counsel and
                       of the Trust in 1998.            Secretary (2002 to
                                                        present and January 1998
                                                        to October 1998) of ICON
                                                        Advisers, Inc.; Vice
                                                        President (2002 to 2004)
                                                        of ICON Advisors, Inc.;
                                                        Director of ICON
                                                        Management & Research
                                                        (June 2003 to present);
                                                        Executive Vice President
                                                        (2004 to present),
                                                        General Counsel and
                                                        Secretary (2002 to
                                                        present) of ICON
                                                        Distributors, Inc.; Vice
                                                        President (2002 to 2004)
                                                        of ICON Distributors,
                                                        Inc.; Executive Vice
                                                        President and Secretary
                                                        of ICON Insurance
                                                        Agency, Inc. (2004 to
                                                        present); Vice President
                                                        (1999 to 2002) and
                                                        Assistant General
                                                        Counsel (October 1998 to
                                                        February 2002), Founders
                                                        Asset Management LLC;
                                                        Branch Chief (1993 to
                                                        1995) and Enforcement
                                                        Attorney (1990 to 1995
                                                        and 1996 to 1998) U.S.
                                                        Securities and Exchange
                                                        Commission.

Carrie M. Schoffman    Assistant Vice President         Chief Compliance Officer
Age 31                 (November 2004 to present) and   (2004 to present) of
                       Chief Compliance Officer (May    ICON Advisers, Inc.
                       2004 to present) of the Trust.   Formerly staff
                                                        accountant (2003 to
                                                        2004) U.S. Securities
                                                        and Exchange Commission;
                                                        Experienced
                                                        Manager/Manager (2001 to
                                                        2003) and Senior
                                                        Associate/Associate
                                                        (1996 to 2001)
                                                        PricewaterhouseCoopers
                                                        LLP.

Russell M. Burk        Assistant Vice President and     Assistant General
Age 45                 Anti-Money Laundering Officer    Counsel (2003 to
                       of the Trust since November      present) ICON Advisers,
                       2004.                            Inc.; Chief Compliance
                                                        Officer (2004 to
                                                        present) ICON
                                                        Distributors, Inc.;
                                                        Financial Adviser (2002
                                                        to 2003) Merrill Lynch
                                                        Private Client Group;
                                                        General Counsel and
                                                        Chief Compliance Officer
                                                        (1999 to 2002) ALPS
                                                        Mutual Funds Services,
                                                        Inc.; Securities Counsel
                                                        (1998 to 1999) ING
                                                        Group/Security Life of
                                                        Denver.

The Trustees and Officers may be contacted at the Trust's address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

                          CERTAIN POLICIES OF THE FUNDS

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions.

PROXY VOTING

A copy of the Trust's Proxy Voting Policy Statement and Guidelines relating to the Funds' portfolio securities is attached as Appendix B and includes the process used by the Trust when a vote presents a conflict between the interests of Fund shareholders and those of the Funds' investment adviser and its affiliates. The Trust's Proxy Voting Procedures are attached as Appendix C. Information regarding how the Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30, 2004 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholder's and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds' best interests. Information related to the 10 largest portfolio holdings of each ICON Fund ("Fund") is made available to the general public approximately 5 business days after month-end and is posted to the Trust's website within approximately 15 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for each Fund is made available to the general public on the Trust's website within approximately 15 business days after the end of each calendar quarter and is filed with the SEC as required. Complete portfolio holdings are provided to the Trust's service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON's internal media policy.


Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:


   - a written request for non-standard disclosure must be submitted to and approved in writing by either ICON's General Counsel or Chief Compliance Officer, who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;

   -  The request must relate to an appropriate business purpose; and

   - The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information, which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust's policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.


                                   FREQUENCY OF
          ENTITY NAME              HOLDINGS DISCLOSURE
          -----------              -------------------
          Lipper, Inc.             Monthly, approximately  15  calendar
                                   days after month-end
          Morningstar              Monthly, approximately 15 calendar days
                                   after month-end.
          Standard & Poor's        Monthly, approximately  5  business
                                   days after month end.
          Bloomberg                Monthly, approximately 5 business days
                                   after month end.


         THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER


The Trust retains ICON Advisers, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund's investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation ("IM&R"). Dr. Callahan owns the majority of IM&R's shares with ICON's Executive Committee owning a minority interest. Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Jonson and Ms. Ozols hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.

ICON retains the right to use the name "ICON" in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of an Advisory Agreement and may be withdrawn by the ICON on ninety days written notice.

ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios. ICON's officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Andra
C. Ozols, Executive Vice President, General Counsel and Secretary; Stephen C. Holmes, Executive Vice President and Chief Sales and Marketing Officer; Dennis
L. Engel, Executive Vice President and Chief Operating Officer; Stephen Cheek, Vice President of Institutional Products; Bridget M. Richards, Vice President of Marketing; Derek N. Rollingson, Vice President of Investments and Director of Research; Robert Straus, Vice President of Investments and Chief Investment Officer; and J.C. Waller III, Vice President of Investments and Director of Institutional Portfolio Management. The affiliations of Messrs. Callahan and Jonson and Ms. Ozols with the Trust are shown under the "Trustees and Officers" section of this SAI.

AGREEMENTS WITH THE TRUST

INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement ("Advisory Agreement") between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


As compensation for its management services, the Funds are obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

                 FUND                      ANNUAL MANAGEMENT FEE
                 ----                      ---------------------
ICON Consumer Discretionary Fund                    1.00%
ICON Energy Fund                                    1.00%
ICON Financial Fund                                 1.00%
ICON Healthcare Fund                                1.00%
ICON Industrials Fund                               1.00%
ICON Information Technology Fund                    1.00%
ICON Leisure and Consumer Staples Fund              1.00%
ICON Materials Fund                                 1.00%
ICON Telecommunication & Utilities                  1.00%

ICON Asia-Pacific Region Fund                       1.00%
ICON Europe Fund                                    1.00%
ICON International Equity Fund                      1.00%

The investment advisory fees for the ICON International Equity Fund are calculated based on the Fund's net assets as a whole and are then allocated among the Fund's respective classes based on each class's relative net assets.

The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust's custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

MANAGEMENT FEES. For the September 30 fiscal years end for 2004, 2003 and 2002, the management fees paid by each Fund were as follows:

                                                                   MANAGEMENT FEE
                                                                   --------------
                     FUND                                2004           2003           2002
                     ----                                ----           ----           ----
ICON Consumer Discretionary Fund                     $  1,784,984   $  1,187,927   $  1,842,592
ICON Energy Fund                                     $  1,282,770   $    748,361   $    714,775
ICON Financial Fund                                  $  1,625,653   $  1,310,268   $    609,333
ICON Healthcare Fund                                 $  2,454,126   $  1,200,639   $    404,606
ICON Industrials Fund                                $  1,801,490   $    703,766   $  1,073,841
ICON Information Technology Fund                     $  2,828,350   $  1,902,446   $  1,901,007
ICON Leisure and Consumer Staples Fund               $  1,048,013   $    809,237   $    862,569
ICON Materials Fund                                  $    686,842   $    405,496   $    459,334
ICON Telecommunication & Utilities Fund              $    543,803   $    532,023   $    202,022
ICON Asia-Pacific Region Fund                        $    150,167   $     66,809   $    121,602
ICON Europe Fund                                     $     72,495   $     67,723   $     57,034
ICON International Equity Fund                       $    114,455   $     85,690   $    133,584


RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The Advisory Agreement between ICON and the Trust on behalf of each of the Funds was approved by the shareholders of each Fund at a shareholders' meeting of the Trust held on October 9, 1996. The Board voted (including a majority of the Independent Trustees) and shareholder approval was given for the Advisory Agreement through October 1998. The Advisory Agreement between ICON and the Trust on behalf of the Funds was renewed on August 9, 2004 by the Board (including a majority of the Independent Trustees) through September 2005. In determining to renew the Advisory Agreement the Board requested, was provided with and reviewed data concerning advisory, distribution and administrative services provided by ICON and its related companies - including data concerning other businesses of those companies and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses. The Board considered:

1. In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board data concerning ICON's staffing, systems and facilities. The Board also assessed ICON's non-Trust business to see if there were any initiatives that would dilute service to the Trust. It was noted:


     A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared to the performance records of a peer group of comparable funds;

     B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to ICON's investment and trading departments; and

     C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees.


2. In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by ICON and its related companies from the relationship with the Trust, the Board considered the Lipper comparative data, data concerning ICON's soft-dollar arrangements, costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analyses which had been provided by ICON, other benefits to ICON from serving as the Funds' adviser, and ICON's financial statements.

     A. With respect to the soft-dollar arrangements the Board assessed all facets of the arrangements - including the quality of trade execution. It was noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists ICON in providing quality investment advisory services to the Funds and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

     B. The Board noted that ICON benefits from serving directly as investment adviser and administrative agent, and through its affiliate, as the principal underwriter for the Funds. With respect to the distribution services, the Board noted that proceeds of the Funds' distribution plans pursuant to Rule 12b-1 under the 1940 Act is paid to ICON's affiliate and that the distributor has not profited from plan proceeds as all of the proceeds have been or will be used to cover distribution and marketing expenses. In this regard, the Trustees noted that marketing efforts have been successful as evidenced by Fund asset levels. With respect to the administrative fee paid to ICON, the Board reviewed the comparative data related to those services. The Board also considered the compliance experience in these service areas and concluded that the services provided by ICON and its affiliates to the Funds are satisfactory and that the profits derived from providing the services are competitive and reasonable.

     C. The Board also noted the risks assumed by ICON in providing investment advisory, distribution and administrative services (including compliance) to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

3. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Lipper concerning funds of similar size and funds of larger size, as well as data concerning ICON's other clients and noted:


     A. That upon review of the advisory fee structures of the Funds in comparison with other similarly-managed funds, the level of investment advisory fees paid by each Fund is competitive;

     B. That the expense ratios of each Fund is competitive and in many instances lower than those of similarly-managed Funds;

     C. That ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON, and has agreed to further reduce the expense limitation for the ICON Bond Fund;


     D. That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation; and

     E. The differences in management fees paid to ICON by other institutional accounts taking into account the different attributes of each.

4. The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders.

          A. In addition to assessing fairness of the investment advisory fee arrangement at current asset levels, the Board considered fairness at higher asset levels. The Board discussed the desirability of breakpoints in investment advisory fees at elevated asset levels and evaluated data concerning industry trends related to breakpoints. The Board concluded that in light of the asset levels of each

          Fund and based on the comparative data, there was no immediate need for breakpoints in the advisory fees, and that breakpoints may be appropriate at elevated asset levels

     B. The Board also considered the Funds' expense ratios and costs of effecting brokerage transactions, noting that economies are being recognized as assets in the Funds have increased and that the shareholders benefit from the growth.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm's length in light of the circumstances.


ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as "Administrator") provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds' financial statements. ICON receives a fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of assets, and 0.045% on assets above $1.5 billion. Prior to September 1, 2003, ICON received a fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million. ICON also provides the Trust with office space, facilities and business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

Below is a table which shows the administration fees paid by the Trust for the last three fiscal years.

                                       ADMINISTRATIVE
               FISCAL YEAR ENDED            FEES
                    9/30/04             $   844,564
                    9/30/03             $   479,800
                    9/30/02             $   405,132

During fiscal year 2004, ICON entered into a sub-administration agreement with US Bancorp Mutual Fund Services to pay a sub-administration fee of 0.02% on the first $1.5 billion of assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. For the fiscal year ended September 30, 2004, ICON paid US Bancorp sub-administration fees of $290,937.

DISTRIBUTOR

ICON Distributors, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds' distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

Shares of all Funds, other than the International Equity Fund, are no-load and do not charge a Rule 12b-1 fee. The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for two of the classes of the International Equity Funds - Class C and Class I. Pursuant to the 12b-1 Plan, the International Equity Fund pays for distribution and related services at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares of the Fund and 0.25% of the average daily net assets of Class I shares of the Fund. The Class Z shares do not charge a 12b-1 fee and are only offered to institutional investors. The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying, expenses in connection with the distribution of the International Equity Fund's shares and related activities including: providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Fund's shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Board and as may be permitted by applicable statute, rule or regulation. The 12b-1 Plan adopted by the Trust compensates the Distributor regardless of expenses incurred by IDI.

The Board reviews expenditures made by the Distributor related to distribution of the ICON International Equity Fund's Class C and Class I shares on a quarterly basis.

Class C and Class I shares of the ICON International Equity Fund became subject to the 12b-1 Plan effective January 29, 2004. During the fiscal year ended September 30, 2004, the Distributor was compensated in conjunction with the sale and distribution of the Funds' Class C and Class I shares as follows:

                                                             12b-1 FEES FOR
                                                            FISCAL YEAR ENDED
        FUND                                                     9/30/04
        ICON International Equity Fund - Class C                $    988
        ICON International Equity Fund - Class I                $  3,141

The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., and Investment Manager's Services ("IMS") which, to the knowledge of the Trust, were the record owner of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

The benefits that the Board believes are reasonably likely to flow to the ICON International Equity Fund and its shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder's share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis pursuant to written policies and procedures.

The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan for the ICON International Equity Fund was approved by the Board, including all the independent Trustees, on August 9, 2004 for a one-year period ending September 30, 2005. As to each class of the Fund's shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.

CUSTODIAN

U.S. Bank, N.A. 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

TRANSFER AGENT

U.S. Bancorp Mutual Fund Services, Post Office Box 701, Milwaukee, Wisconsin 53201, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent registered public accounting firm for the Trust. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

                        PURCHASE AND REDEMPTION OF SHARES

There is no sales charge on the purchase of Fund shares. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the prospectuses. Shares of any Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest in Class C and Class I shares of the International Equity Fund in any amount as often as they wish subject to the minimum investment and eligibility requirements of each class and subject to the restrictions on excessive trading discussed below.

The minimum investment in any one Fund is $1,000 for the no-load Funds and the Class C and Class I shares of the International Equity Fund. See discussion below for eligibility requirements for Class Z shares of the International Equity Fund. Subject to the minimum investment amount, shares may also be purchased by exchange.

The ICON International Equity Fund offers three classes of shares: Class C, Class I and Class Z. The public offering price for Class C, Class I, and Class Z shares is the net asset value per share of that Class. When purchasing Fund shares, you must specify which Class is being purchased. Class C shares have a 1.00% 12b-1 fee, Class I shares have a 0.25% 12b-1 fee and Class Z shares do not have a 12b-1 fee.

Shares of the Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Agents"). These Agents may receive different levels of compensation from IDI for selling different classes of ICON International Equity

Fund shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust's prospectuses and SAI's, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

The Funds have authorized one or more Agents to accept purchase orders and redemptions on the Funds' behalf if the order is received in proper form by the Agent by the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m. Eastern time on a business day and in accordance with the Investment Company Act of 1940. The Funds will be deemed to have received a purchase or redemption order when an authorized Agent accepts the order. A purchase order will be priced at the respective Fund's net asset value next calculated after the order has been accepted by an authorized broker.

INSTITUTIONAL CLASS OF SHARES

Class Z shares of the International Equity Fund are offered only to institutional investors and can be only purchased by:

   -  A bank, trust company or other type of depository institutions;
   - An insurance company, investment company or foundation purchasing shares for its own account;

   -  A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

   - Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

"Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1,000,000.

The Fund reserves the right to change the criteria for investors eligible for Class Z shares.

GRANDFATHERED SHAREHOLDERS

ICON International Equity Fund (formerly ICON North Europe Region Fund) shareholders as of January 29, 2004 are grandfathered into Class Z shares of the Fund as follows:

   - Shareholders that have continuously maintained a Fund account as of January 29, 2004;
   - Any person or entity listed in the account registration for any Fund account that has been continuously maintained since January 29, 2004, such as joint owners, trustees, custodians, and designated beneficiaries; and

The Trust reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Trust. The Trust reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

REDEMPTIONS OTHER THAN IN CASH

It is possible that, in the future, conditions may exist which would, in ICON's opinion, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, ICON may authorize payment to be made in portfolio securities or other property of the Funds. However, the Trust is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by ICON based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.




                  PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund's portfolio transactions effected through another broker/dealer (i.e. by using "step-outs"), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transaction to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds' portfolio securities transactions does not consider or take into account information about the broker/dealers' promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.


SOFT DOLLAR TRANSACTIONS


Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research products and provided include, without limitation:

-    Portfolio management and trading software
-    stock quote systems
-    financial information databases
-    reports of issuer regulatory filings
-    performance measurement systems
-    trading measurement services
-    data feeds from stock exchanges
-    computer and electronic access equipment
-    software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a "mixed use"). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research products or services that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2004 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

TRADE ALLOCATION

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2004, 2003 and 2002.

                  BROKERAGE COMMISSIONS ON AGENCY TRANSACTIONS

             FUND                                        2004           2003           2002
                                                         ----           ----           ----
ICON Consumer Discretionary                          $    556,614   $    570,074   $    667,713

ICON Energy                                          $    262,195   $    204,190   $    148,592

ICON Financial                                       $    447,576   $    528,517   $    158,275

ICON Healthcare                                      $    296,155   $    273,323   $    199,171

ICON Industrials                                     $    295,238   $    307,526   $    358,282

ICON Information Technology                          $  1,829,658   $  1,165,910   $  1,187,543

ICON Leisure and Consumer Staples                    $    461,086   $    406,456   $    263,116

ICON Materials                                       $    300,337   $    297,167   $    187,197

ICON Telecommunication & Utilities                   $    199,039   $    307,525   $    190,681

ICON Asia-Pacific Region                             $     34,434   $     18,012   $      8,097

ICON Europe                                          $     14,336   $     16,101   $      4,622

ICON International Equity                            $     34,717   $     17,708   $     42,822

The aggregate amount of transactions during the fiscal year ended September 30, 2004 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:


FUND                                              TOTAL AGENCY TRANSACTIONS     COMMISSIONS PAID ON
                                                                                    TRANSACTIONS
ICON Consumer Discretionary Fund                       $   106,107,719              $   111,060
ICON Energy Fund                                       $    40,360,902              $    30,028
ICON Financial Fund                                    $   171,542,872              $   148,808
ICON Healthcare Fund                                   $   116,452,787              $   102,520
ICON Industrials Fund                                  $    45,667,716              $    35,438
ICON Information Technology Fund                       $   260,132,964              $   334,092
ICON Leisure and Consumer Staples Fund                 $    55,741,731              $    60,215
ICON Materials Fund                                    $    21,429,118              $    27,956
ICON Telecommunication & Utilities Fund                $    18,508,395              $    30,629
ICON Asia-Pacific Region Fund                          $             0              $         0
ICON Europe Fund                                       $             0              $         0
ICON International Equity Fund                         $             0              $         0


During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.

During the fiscal year ended September 30, 2004, certain of the Funds held securities of their regular brokers or dealers as follows:


             FUND                          BROKER          VALUE AS OF 9/30/04
             ----                          ------          -------------------
             ICON Financial Fund    AG Edwards                 $  3,649,000
                                    Goldman Sachs Group.       $  3,748,000
                                    Morgan Stanley             $  3,993,000

                                  CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.


The following sets forth as of December 31, 2004 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund's issued and outstanding shares:



  NAME AND ADDRESS OF RECORD                                                  PERCENTAGE OF
            OWNER                                FUND NAME                    THE FUND OWNED
Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA  94104-4122
                                 ICON Energy Fund                                 49.74%
                                 ICON Financial Fund                              16.95%
                                 ICON Healthcare Fund                             21.12%
                                 ICON Information Technology Fund                 21.14%
                                 ICON Leisure and Consumer Staples Fund           20.44%
                                 ICON Materials Fund                              15.74%
                                 ICON Telecommunication & Utilities Fund           8.81%
                                 ICON Asia-Pacific Region Fund                     5.12%
                                 ICON Europe Fund                                  5.86%
                                 ICON International Equity Fund - Class I          5.41%

IMS & CO
PO Box 3865
Englewood, CO  80155-3865
                                 ICON Consumer Discretionary Fund                 62.57%
                                 ICON Financial Fund                              54.73%
                                 ICON Healthcare Fund                             27.02%
                                 ICON Industrials Fund                            66.79%
                                 ICON Information Technology Fund                 38.98%
                                 ICON Leisure and Consumer Staples Fund           49.22%
                                 ICON Materials Fund                              49.29%
                                 ICON Telecommunication & Utilities Fund          63.06%
                                 ICON Asia-Pacific Region Fund                    63.76%
                                 ICON Europe Fund                                 70.88%

  NAME AND ADDRESS OF RECORD                                                  PERCENTAGE OF
            OWNER                                FUND NAME                    THE FUND OWNED
                                 ICON International Equity Fund - Class I         61.76%
                                 ICON International Equity Fund - Class Z         67.04%

National Investor Services
55 Water Street Floor 32
New York, NY  10041-0028

                                 ICON Energy Fund                                  5.76%
Turtle & Co.
C/O State Street Bank & Trust
P.O. Box 9427
Boston, MA  02209-9427
                                 ICON Asia-Pacific Region Fund                     7.16%
                                 ICON Europe Fund                                  8.28%
                                 ICON International Equity Fund - Class Z
                                                                                  12.60%

UMB Bank NA Trustee
1231 Fleetwood Rd
Rydal, PA  19046-1807

                                 ICON International Equity Fund - Class C         10.29%

McDonald Investments Inc.
4900 Tiedeman Road
Brooklyn, OH  44144-2338
                                 ICON International Equity Fund - Class C          6.66%



These broker-dealers and/or trust company custodians hold the shares for the benefit of their customers. The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of December 31, 2004.


IMS and Charles Schwab & Co., Inc. hold Fund shares for the benefit of ICON's clients, among others. These ICON clients are invested in the Funds through ICON's mutual fund allocation programs ("MFAPs"). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds' shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each

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Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

                                PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 p.m. EST) (the "Valuation Time") on each day the Exchange is open for trading, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds' foreign securities holdings on such days may affect the value of the Funds' shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per share of Fund, or each class of Fund in the case of the ICON International Equity Fund, is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Fund or class, less the Fund's liabilities (including accrued expenses) attributable to that Fund or class, by the number of outstanding shares of that Fund or class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of the ICON International Equity Fund, the per share net asset value of each class will differ.

DOMESTIC EQUITIES. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business

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day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.


Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. London closing exchange rates are currently used to convert foreign currencies to U.S. dollars; it is anticipated that during the year, the Trust will implement using currency rates as of the close of the NYSE.


DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows:
(a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

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

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

PRICING SERVICES. The Board periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

OPTIONS. Option contracts are valued at their closing mid-price; mid-price is the average of the sum of the closing bid and closing ask prices.



                                   TAX STATUS

TAXATION OF THE FUNDS IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year. The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"), and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of that year plus (3) any undistributed income (not taxable to the Fund) from the preceding calendar year. Each Fund intends to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

TAXATION OF THE FUNDS' INVESTMENTS

A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in its income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such provisions and requirements generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Dividends a Fund pays that are derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the disposition of certain market discount bonds (collectively "dividends"), are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) ("capital gain distribution") are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or

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reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by a Fund will reduce the net asset value of its shares. If a distribution reduces the value of a shareholder's shares below their cost basis, the distribution nevertheless will be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution thus may receive a return of capital upon a distribution that will nevertheless be taxable to them.

A redemption of shares (including any exchange into another Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of any capital gain distribution(s) received on the shares.

A Fund may be required to withhold federal income tax at the rate of 29% in 2005 (28% in 2006 - 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified

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by the Internal Revenue Service (the "IRS") that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


OTHER TAX CONSIDERATIONS


Distributions to a shareholder may be subject to state, local and non-U.S. taxes, depending on the shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes ("PFIC"), and the Fund does not elect to treat the PFIC as a "qualified electing fund" within the meaning of the Code or to "mark-to market" the marketable stake of any PFPC, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to an interest charge with respect to deferred taxes arising from those distributions or gains. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a "qualified electing fund" the Fund will be required to include in its income each taxable year a portion of the ordinary income and net capital gain of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock,

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

securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (E.G., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as

"section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, "foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. A Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

                             ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will

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

ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

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                                   APPENDIX A

RATINGS OF CORPORATE BONDS

     The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch IBCA, Duff & Phelps ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Thompson Bankwatch, Inc. ("TBW").

     Guidelines for Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

     "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody's, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), and TBW-1 (TBW).

     Description of Moody's commercial paper ratings. Among the factors considered by Moody's in assigning commercial paper ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

     Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

     A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                   APPENDIX B

                               ICON ADVISERS, INC.

                                       AND

                                   ICON FUNDS

                  PROXY VOTING POLICY STATEMENT AND GUIDELINES

SUMMARY

ICON Advisers, Inc. ("ICON") serves as investment adviser to the ICON Funds and to clients invested in mutual fund allocation programs, institutional accounts and to other separately managed accounts. This Proxy Voting Policy Statement and Guidelines summarizes the factors and principals that govern ICON's voting of proxies for client accounts over which it has voting authority and has been adopted by the ICON Funds Board of Trustees as it relates to the voting of proxies of underlying portfolio securities held in the ICON Funds. ICON has appointed Institutional Shareholder Services, a proxy consulting firm, to act as its agent in analyzing proxy statements and exercising proxy voting rights for securities held in client accounts consistent with these policies and procedures.

The Policies and Guidelines are divided into domestic and foreign policies and guidelines. For some issues, the guidelines contain explicit direction about how the proxies are to be voted. For other issues, the decision about how to vote may need to be decided on a case-by-case basis using criteria contained in the guidelines.

DOMESTIC PROXY VOTING POLICIES AND GUIDELINES

1.   OPERATIONAL ITEMS

ADJOURN MEETING

GENERALLY VOTE AGAINST PROPOSALS TO PROVIDE MANAGEMENT WITH THE AUTHORITY TO ADJOURN AN ANNUAL OR SPECIAL MEETING ABSENT COMPELLING REASONS TO SUPPORT THE PROPOSAL.

AMEND QUORUM REQUIREMENTS

VOTE AGAINST PROPOSALS TO REDUCE QUORUM REQUIREMENTS FOR SHAREHOLDER MEETINGS BELOW A MAJORITY OF THE SHARES OUTSTANDING UNLESS THERE ARE COMPELLING REASONS TO SUPPORT THE

PROPOSAL.

AMEND MINOR BYLAWS

VOTE FOR BYLAW OR CHARTER CHANGES THAT ARE OF A HOUSEKEEPING NATURE (UPDATES OR CORRECTIONS).

CHANGE COMPANY NAME

VOTE FOR PROPOSALS TO CHANGE THE CORPORATE NAME.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

VOTE FOR MANAGEMENT PROPOSALS TO CHANGE THE DATE/TIME/LOCATION OF THE ANNUAL MEETING UNLESS THE PROPOSED CHANGE IS UNREASONABLE.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:
   - An auditor has a financial interest in or association with the company, and is therefore not independent
   -  Fees for non-audit services are excessive, or
   - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

VOTE CASE-BY-CASE ON AUDITOR ROTATION PROPOSALS CONSIDERING:

   -  TENURE OF AUDIT FIRM
   - ESTABLISHMENT AND DISCLOSURE OF A RENEWAL PROCESS WHEREBY THE AUDITOR IS REGULARLY EVALUATED FOR BOTH AUDIT QUALITY AND COMPETITIVE PRICE
   -  LENGTH OF THE ROTATION PERIOD ADVOCATED IN THE PROPOSAL
   -  SIGNIFICANT AUDIT RELATED ISSUES

TRANSACT OTHER BUSINESS

VOTE AGAINST PROPOSALS TO APPROVE OTHER BUSINESS WHEN IT APPEARS AS VOTING ITEM.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

   - Attend less than 75 percent of the board and committee meetings without a valid excuse
   -  Implement or renew a dead-hand or modified dead-hand poison pill
   - Ignore a shareholder proposal that is approved by a majority of the shares outstanding
   - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
   - Failed to act on takeover offers where the majority of the shareholders tendered their shares
   - Are insiders and affiliated outsiders on boards that are not at least majority independent.
   - Are audit committee members and the non-audit fees paid to the auditor are excessive.
In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.
AGE LIMITS

VOTE AGAINST SHAREHOLDER PROPOSALS TO IMPOSE A MANDATORY RETIREMENT AGE FOR OUTSIDE DIRECTORS.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
   - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
   -  Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
   a) Designated lead director, elected by and from the independent board members with clearly delineated duties. At a minimum these should include:
       (i) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors
       (ii) Serves as liaison between the chairman and the independent directors
       (iii)  Approves information sent to the board
       (iv)   Approve meeting agendas for the board
       (v) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items
       (vi)   Has the authority to call meetings of the independent directors
       (vii) If requested by major shareholders, ensures that he is available for consultation and direct communication
   b) 2/3 independent board
   c) All independent key committees
   d) Established governance guidelines

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

CATEGORIZATION OF DIRECTORS - FACTORS CONSIDERED IN EVALUATING WHETHER A DIRECTOR IS INDEPENDENT:
INSIDE DIRECTOR
   -  Employee of the company or its affiliates.(1)
   - Nonemployee officer of the company if he is among the five most highly compensated individuals.
   -  Listed as a Section 16 officer in the 10-K or proxy statement.(2)
   -  Interim CEO
   - Beneficial ownership of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g., members of a family beneficially own less than 50 percent individually, but combined own more than 50 percent).
AFFILIATED DIRECTOR
   -  Former executive of the company or its affiliates.(2)
   - Former interim CEO if the service was longer than one year or if the service was

----------
(1)  "Affiliate" includes a subsidiary, sibling company, or parent company.
(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, or controller, or any vice president in charge of a principal business unit, division, or function, and any other officer who performs policy-making functions). Corporate secretaries and general counsels not listed as officers and not employed by the company will be considered AO's.

      between six months and a year and the compensation was high relative to that of the other directors (5 x their pay) or in line with a CEO's compensation.
   -  Former executive of an acquired firm.
   - Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor.
   - Executive, former executive, general or limited partner of a joint venture or partnership with the company.
   -  Relative of current employee of company or its affiliates.
   -  Relative of former executive of company or its affiliates.
   - Currently provides (or a relative provides) professional services to the company or its affiliates or to its officers.
   - Employed by (or a relative is employed by) a significant customer or supplier.(3)
   - Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement.(3)
   - Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
   - Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee.(4)
   -  Founder of the company but not currently an employee.
   - Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates.(3)
   -  Board attestation that an outside director is not independent.

INDEPENDENT DIRECTOR
   -  No connection to the company other than a board seat.
   Even if a director has served on the board for over ten years, he is still considered to be independent; however, ISS's analysis will indicate the year directors joined the board.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

OPEN ACCESS (SHAREHOLDER RESOLUTION)
Vote on a CASE-BY-CASE basis, taking into account:
   -  The ownership threshold proposed in the resolution
   - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

OVERBOARDED DIRECTORS

----------
(3) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
(4) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee committees (or, in the absence of such a committee, on the board).

   -  WITHHOLD vote on directors who sit on more than six boards.

3.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
   - Long-term financial performance of the target company relative to its industry; management's track record
   -  Background to the proxy contest
   -  Qualifications of director nominees (both slates)
   - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.

5.   MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
ASSET PURCHASES

VOTE CASE-BY-CASE ON ASSET PURCHASE PROPOSALS, CONSIDERING THE FOLLOWING
FACTORS:

   -  Purchase price
   -  Fairness opinion
   -  Financial and strategic benefits
   -  How the deal was negotiated
   -  Conflicts of interest
   -  Other alternatives for the business
   -  Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
   -  Impact on the balance sheet/working capital
   -  Potential elimination of diseconomies
   -  Anticipated financial and operating benefits
   -  Anticipated use of funds
   -  Value received for the asset
   -  Fairness opinion
   -  How the deal was negotiated
   -  Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
   -  Dilution to existing shareholders' position
   -  Terms of the offer
   -  Financial issues
   -  Management's efforts to pursue other alternatives
   -  Control issues
   -  Conflicts of interest.

VOTE FOR THE DEBT RESTRUCTURING IF IT IS EXPECTED THAT THE COMPANY WILL FILE FOR BANKRUPTCY IF THE TRANSACTION IS NOT APPROVED.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
   -  The reasons for the change
   -  Any financial or tax benefits
   -  Regulatory benefits
   -  Increases in capital structure
   -  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
   - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
   -  Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOs AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

VOTES ON MERGERS AND ACQUISITIONS SHOULD BE CONSIDERED ON A CASE-BY-CASE BASIS, DETERMINING WHETHER THE TRANSACTION ENHANCES SHAREHOLDER VALUE BY GIVING CONSIDERATION TO THE FOLLOWING:

   - PROSPECTS OF THE COMBINED COMPANY, ANTICIPATED FINANCIAL AND OPERATING BENEFITS
   -  OFFER PRICE
   -  FAIRNESS OPINION
   -  HOW THE DEAL WAS NEGOTIATED
   -  CHANGES IN CORPORATE GOVERNANCE
   -  CHANGE IN THE CAPITAL STRUCTURE
   -  CONFLICTS OF INTEREST.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
   -  Tax and regulatory advantages
   -  Planned use of the sale proceeds
   -  Valuation of spinoff
   -  Fairness opinion
   -  Benefits to the parent company
   -  Conflicts of interest
   -  Managerial incentives
   -  Corporate governance changes
   -  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

VOTE FOR PROPOSALS TO OPT OUT OF CONTROL SHARE CASHOUT STATUTES.

DISGORGEMENT PROVISIONS

VOTE FOR PROPOSALS TO OPT OUT OF STATE DISGORGEMENT PROVISIONS.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

VOTE FOR PROPOSALS TO OPT OUT OF STATE FREEZEOUT PROVISIONS.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

VOTE AGAINST PROPOSALS THAT ASK THE BOARD TO CONSIDER NONSHAREHOLDER CONSTITUENCIES OR OTHER NONFINANCIAL EFFECTS WHEN EVALUATING A MERGER OR BUSINESS COMBINATION.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.   CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
   - It is intended for financing purposes with minimal or no dilution to current shareholders
   - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

VOTE AGAINST PROPOSALS THAT INCREASE AUTHORIZED COMMON STOCK FOR THE EXPLICIT PURPOSE OF IMPLEMENTING A SHAREHOLDER RIGHTS PLAN (POISON PILL).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

VOTE FOR MANAGEMENT PROPOSALS TO INSTITUTE OPEN-MARKET SHARE REPURCHASE PLANS IN WHICH ALL SHAREHOLDERS MAY PARTICIPATE ON EQUAL TERMS.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

VOTE FOR MANAGEMENT PROPOSALS TO INCREASE THE COMMON SHARE AUTHORIZATION FOR A STOCK SPLIT OR SHARE DIVIDEND, PROVIDED THAT THE INCREASE IN AUTHORIZED SHARES WOULD NOT RESULT IN AN EXCESSIVE NUMBER OF SHARES AVAILABLE FOR ISSUANCE AS DETERMINED USING A MODEL DEVELOPED

BY ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
   - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
   -  Cash compensation, and
   -  Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION - EQUITY BASED COMPENSATION PLANS
Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless:
   - The plan expressly permits repricing without shareholder approval for listed companies.
   - There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one and three-year total shareholder returns, and its CEO also had an increase in total direct compensation (TDC)(5) from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, ISS would generally recommend "AGAINST" the equity plan in which the CEO participates.
In the case of a disconnect between the CEO's pay and performance (as explained above), ISS will also recommend WITHHOLD votes from the Compensation Committee members.

----------
(5) Total direct compensation is defined as the sum of annualized base salary, cash bonus, other annual compensation, all other compensation, present value of stock options, face value of restricted stock and face value of actual long-term incentive plan payouts.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

MANDATORY STOCK OPTION EXERCISE HOLDING PERIODS
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt holding periods for their executives to hold stock after option exercise, taking into account:
   - Whether the company has any holding period or officer ownership requirements in place. These should consist of:
      -  Rigorous stock ownership guidelines, or
      - A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
      -  A meaningful retention ratio
   - Actual officer stock ownership and to what degree it meets or exceeds the proponent's suggested holding period or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

PENSION PLAN ACCOUNTING/EXECUTIVE COMPENSATION
Vote FOR shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
Historic trading patterns
Rationale for the repricing
Value-for-value exchange
Option vesting
Term of the option
Exercise price
Participation.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value
Offering period is 27 months or less, and Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the following apply:
Purchase price is less than 85 percent of fair market value, or Offering period is greater than 27 months, or

VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Generally vote FOR shareholder proposals advocating the use of performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless:
   - The proposal is overly restrictive (e.g., awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or
   - The company demonstrates that it is using a "substantial" portion of performance-based awards for its top executives.

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
   - The parachute should be less attractive than an ongoing employment opportunity with the firm
   -  The triggering mechanism should be beyond the control of management
   - The amount should not exceed three times base salary plus guaranteed benefits

9.   SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
   - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
   - The availability and feasibility of alternatives to animal testing to ensure product safety, and
   -  The degree that competitors are using animal-free testing.
Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
   - The company has already published a set of animal welfare standards and monitors compliance
   - The company's standards are comparable to or better than those of peer firms, and
   - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

VOTE CASE-BY-CASE ON PROPOSALS ASKING THE COMPANY TO IMPLEMENT PRICE RESTRAINTS ON PHARMACEUTICAL PRODUCTS, TAKING INTO ACCOUNT:

   -  Whether the proposal focuses on a specific drug and region
   - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
   - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
   -  Whether the company already limits price increases of its products
   - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
   -  The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS
VOTE AGAINST ON PROPOSALS TO LABEL GENETICALLY MODIFIED (GMO) INGREDIENTS VOLUNTARILY IN THE COMPANY'S PRODUCTS, OR ALTERNATIVELY TO PROVIDE INTERIM LABELING AND EVENTUALLY ELIMINATE GMOs, TAKING INTO ACCOUNT:
   -  The costs and feasibility of labeling and/or phasing out
   - The nature of the company's business and the proportion of it affected by the proposal
   - The proportion of company sales in markets requiring labeling or GMO-free products
   -  The extent that peer companies label or have eliminated GMOs
   - Competitive benefits, such as expected increases in consumer demand for the company's products
   - The risks of misleading consumers without federally mandated, standardized labeling
   -  Alternatives to labeling employed by the company.
GENETICALLY ENGINEERED FOODS - FEASIBILITY OF LABELING
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing genetically engineered (GE):
   - The relevance of the proposal in terms of the company's business and proportion of it affected by the resolution
   - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
   - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
   - Any voluntary labeling initiatives undertaken or considered by the company.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.
VOTE CASE-BY-CASE ON REPORTS OUTLINING THE STEPS NECESSARY TO ELIMINATE GMOs FROM THE COMPANY'S PRODUCTS, TAKING INTO ACCOUNT:
   - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
   -  The extent that peer companies have eliminated GMOs
   - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
   - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
   - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.
Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

GENETICALLY ENGINEERED FOODS - REPORT ON RISKS
Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of genetically engineered (GE) ingredients/seeds, taking into account:
   - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
   - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure.
   - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
   - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
   - Whether the company has adequately disclosed the financial risks of its subprime business
   - Whether the company has been subject to violations of lending laws or serious lending controversies
Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
   -  Whether the company complies with all local ordinances and regulations
   - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
   -  The risk of any health-related liabilities.

Advertising to youth:
   - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
   -  Whether the company has gone as far as peers in restricting advertising
   - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
   -  Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:
   -  The percentage of the company's business affected
   - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPINOFF TOBACCO-RELATED BUSINESSES:
   -  The percentage of the company's business affected
   -  The feasibility of a spinoff

   -  Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
INVESTMENT IN TOBACCO STOCKS:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
   -  Whether there are publicly available environmental impact reports;
   - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
   -  The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
   - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
   - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
   - Environmentally conscious practices of peer companies, including endorsement of CERES
   -  Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
   -  The company's level of disclosure lags that of its competitors, or
   - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
   -  The nature of the company's business and the percentage affected
   -  The extent that peer companies are recycling
   -  The timetable prescribed by the proposal
   -  The costs and methods of implementation
   - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

   -  The nature of the company's business and the percentage affected
   - The extent that peer companies are switching from fossil fuels to cleaner sources
   -  The timetable and specific action prescribed by the proposal
   -  The costs of implementation
-  The company's initiatives to address climate change
GENERALLY VOTE FOR REQUESTS FOR REPORTS ON THE FEASIBILITY OF DEVELOPING RENEWABLE ENERGY SOURCES, UNLESS THE REPORT IS DUPLICATIVE OF THE COMPANY'S CURRENT ENVIRONMENTAL DISCLOSURE AND REPORTING OR IS NOT INTEGRAL TO THE COMPANY'S LINE OF BUSINESS.

ENVIRONMENTAL-ECONOMIC RISK PROPOSALS
Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
   -  Approximate costs of complying with current or proposed environmental laws
   - Steps company is taking to reduce greenhouse gasses or other environmental pollutants
   -  Measurements of the company's emissions level
   - Reduction targets or goals for environmental pollutants including greenhouse gasses

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
   -  The relevance of the issue to be linked to pay
   - The degree that social performance is already included in the company's pay structure and disclosed
   - The degree that social performance is used by peer companies in setting pay
   - Violations or complaints filed against the company relating to the particular social performance measure
   - Artificial limits sought by the proposal, such as freezing or capping executive pay
   -  Independence of the compensation committee
   -  Current company pay levels.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
   - There are serious controversies surrounding the company's China operations, and
   - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
   -  The nature and amount of company business in that country
   -  The company's workplace code of conduct
   -  Proprietary and confidential information involved
   -  Company compliance with U.S. regulations on investing in the country
   -  Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
VOTE CASE-BY-CASE ON PROPOSALS TO IMPLEMENT CERTAIN HUMAN RIGHTS STANDARDS AT COMPANY FACILITIES OR THOSE OF ITS SUPPLIERS AND TO COMMIT TO OUTSIDE, INDEPENDENT

MONITORING. IN EVALUATING THESE PROPOSALS, THE FOLLOWING SHOULD BE CONSIDERED:
   - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
   -  Agreements with foreign suppliers to meet certain workplace standards
   -  Whether company and vendor facilities are monitored and how
   -  Company participation in fair labor organizations
   -  Type of business
   -  Proportion of business conducted overseas
   -  Countries of operation with known human rights abuses
   - Whether the company has been recently involved in significant labor and human rights controversies or violations
   -  Peer company standards and practices
   -  Union presence in company's international factories
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
   - The company does not operate in countries with significant human rights violations
   -  The company has no recent human rights controversies or violations, or
   - THE COMPANY ALREADY PUBLICLY DISCLOSES INFORMATION ON ITS VENDOR STANDARDS COMPLIANCE.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
   -  Company compliance with or violations of the Fair Employment Act of 1989
   - Company antidiscrimination policies that already exceed the legal requirements
   -  The cost and feasibility of adopting all nine principles
   - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
   -  The potential for charges of reverse discrimination
   - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
   -  The level of the company's investment in Northern Ireland
   -  The number of company employees in Northern Ireland
   -  The degree that industry peers have adopted the MacBride Principles
   - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

VOTE AGAINST REPORTS ON FOREIGN MILITARY SALES OR OFFSETS. SUCH DISCLOSURES MAY INVOLVE SENSITIVE AND CONFIDENTIAL INFORMATION. MOREOVER, COMPANIES MUST COMPLY WITH GOVERNMENT CONTROLS AND REPORTING ON FOREIGN MILITARY SALES.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

   -  Whether the company has in the past manufactured landmine components
   -  Whether the company's peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
   -  What weapons classifications the proponent views as cluster bombs
   - Whether the company currently or in the past has manufactured cluster bombs or their components
   -  The percentage of revenue derived from cluster bomb manufacture
   -  Whether the company's peers have renounced future production

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
   - The board composition is reasonably inclusive in relation to companies of similar size and business or
   - The board already reports on its nominating procedures and diversity initiatives.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
   -  The degree of board diversity
   -  Comparison with peer companies
   -  Established process for improving board diversity
   -  Existence of independent nominating committee
   -  Use of outside search firm
   -  History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
   -  The company has well-documented equal opportunity programs
   - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
   -  The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
   -  The composition of senior management and the board is fairly inclusive
   - The company has well-documented programs addressing diversity initiatives and leadership development
   - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
   - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote FOR proposals to amend the company's EEO policy to include sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.  MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
   -  Board structure
   -  Director independence and qualifications
   -  Attendance at board and committee meetings.
Votes should be withheld from directors who:
   - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
   - Ignore a shareholder proposal that is approved by a majority of shares outstanding
   - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
   -  Are interested directors and sit on the audit or nominating committee, or
   - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
   -  Past performance as a closed-end fund
   -  Market in which the fund invests
   -  Measures taken by the board to address the discount
   -  Past shareholder activism, board activity
   -  Votes on related proposals.

PROXY CONTESTS

VOTES ON PROXY CONTESTS SHOULD BE DETERMINED ON A CASE-BY-CASE BASIS, CONSIDERING THE FOLLOWING FACTORS:

   -  Past performance relative to its peers
   -  Market in which fund invests
   -  Measures taken by the board to address the issues
   -  Past shareholder activism, board activity, and votes on related proposals
   -  Strategy of the incumbents versus the dissidents
   -  Independence of directors
   -  Experience and skills of director candidates
   -  Governance profile of the company
   -  Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
   -  Proposed and current fee schedules
   -  Fund category/investment objective
   -  Performance benchmarks

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   -  Share price performance compared to peers
   -  Resulting fees relative to peers
   -  Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

VOTES ON THE AUTHORIZATION FOR OR INCREASE IN PREFERRED SHARES SHOULD BE DETERMINED ON A CASE-BY-CASE BASIS, CONSIDERING THE FOLLOWING FACTORS:

   -  STATED SPECIFIC FINANCING PURPOSE
   -  POSSIBLE DILUTION FOR COMMON SHARES
   -  WHETHER THE SHARES CAN BE USED FOR ANTITAKEOVER PURPOSES.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
   -  Potential competitiveness
   -  Regulatory developments
   -  Current and potential returns
   -  Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

PROPOSALS TO CHANGE A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION SHOULD BE EVALUATED ON A CASE-BY-CASE BASIS, CONSIDERING THE FOLLOWING FACTORS:

   -  THE FUND'S TARGET INVESTMENTS
   -  THE REASONS GIVEN BY THE FUND FOR THE CHANGE
   -  THE PROJECTED IMPACT OF THE CHANGE ON THE PORTFOLIO.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
   -  Political/economic changes in the target market
   -  Consolidation in the target market
   -  Current asset composition

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CHANGE IN FUND'S SUBCLASSIFICATION

VOTES ON CHANGES IN A FUND'S SUBCLASSIFICATION SHOULD BE DETERMINED ON A CASE-BY-CASE BASIS, CONSIDERING THE FOLLOWING FACTORS:

   -  POTENTIAL COMPETITIVENESS
   -  CURRENT AND POTENTIAL RETURNS
   -  RISK OF CONCENTRATION
   -  CONSOLIDATION IN TARGET INDUSTRY

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
   -  Strategies employed to salvage the company
   -  The fund's past performance
   -  Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
   -  The degree of change implied by the proposal
   -  The efficiencies that could result
   -  The state of incorporation
   -  Regulatory standards and implications.
Vote AGAINST any of the following changes:
   - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
   - Removal of shareholder approval requirement for amendments to the new declaration of trust
   - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
   - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
   - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
   - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
   -  Regulations of both states
   -  Required fundamental policies of both states
   -  Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

VOTE AGAINST PROPOSALS AUTHORIZING THE BOARD TO HIRE/TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL.

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DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
   -  Fees charged to comparably sized funds with similar objectives
   -  The proposed distributor's reputation and past performance
   -  The competitiveness of the fund in the industry
   -  Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
   -  Resulting fee structure
   -  Performance of both funds
   -  Continuity of management personnel
   -  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

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FOREIGN PROXY VOTING POLICIES AND GUIDELINES

These guidelines reflect differences between how ICON votes proxies for a U.S. company versus a foreign company. In voting shares of foreign companies, ICON must follow the rules of governing authority in each individual country. In some markets these rules can be complicated and onerous. ICON cannot guarantee its ability to vote shares in countries that engage in the following activities:

   - Block trading in company shares during the period between when a vote is due and the date of the company's annual shareholders' meeting;
   -  Requiring the payment of fees ICON deems excessive for voting proxies.

1.   FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

GENERAL RECOMMENDATION & POLICY
Vote FOR approval of financial statements and director and auditor reports, unless:
   -  there are concerns about the accounts presented or audit procedures used;
      or
   - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

DISCUSSION
Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles. When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

2.   APPOINTMENT OF INTERNAL STATUTORY AUDITORS

GENERAL RECOMMENDATION & POLICY
Vote FOR the appointment or reelection of statutory auditors, unless:
   - there are serious concerns about the statutory reports presented or the audit procedures used;
   -  questions exist concerning any of the statutory auditors being appointed;
      or
   - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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DISCUSSION
The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

3.   ALLOCATION OF INCOME

GENERAL RECOMMENDATION & POLICY
Vote FOR approval of the allocation of income, unless:
   - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
   -  the payout is excessive given the company's financial position.

DISCUSSION
Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.
Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.
Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

GENERAL RECOMMENDATION & POLICY
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DISCUSSION
Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to

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shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

GENERAL RECOMMENDATION & POLICY
Vote amendments to the articles of association on a CASE-BY-CASE basis.

DISCUSSION
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

CHANGE IN COMPANY FISCAL TERM

GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

DISCUSSION
Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

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LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

GENERAL RECOMMENDATION & POLICY
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

DISCUSSION
ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.

In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

AMEND QUORUM REQUIREMENTS

GENERAL RECOMMENDATION & POLICY
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

DISCUSSION
Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

TRANSACT OTHER BUSINESS

GENERAL RECOMMENDATION & POLICY
Vote AGAINST other business when it appears as a voting item.

DISCUSSION
This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but

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companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

DIRECTOR ELECTIONS

GENERAL RECOMMENDATION & POLICY
Vote FOR the routine election of directors unless there are concerns about the absence of adequate or timely disclosure, questionable finances or restatements, questionable transactions with conflicts of interest, any record of abuses against minority shareholder interests, bundling of director elections, and/or any other egregious corporate governance practices.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DISCUSSION
ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman.

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An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

DIRECTOR COMPENSATION

GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCUSSION
Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available,

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ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a 'dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.

However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.

As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

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DISCHARGE OF BOARD AND MANAGEMENT

GENERAL RECOMMENDATION & POLICY
Vote FOR discharge of the board and management, unless:
   - there are serious questions about actions of the board or management for the year in question; or
   -  legal action is being taken against the board by other shareholders.

DISCUSSION
The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

GENERAL RECOMMENDATION & POLICY
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

DISCUSSION
The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However,

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ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.

Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

BOARD STRUCTURE

GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

DISCUSSION
Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE
Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD
ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

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INTRODUCTION OF MANDATORY AGE OF RETIREMENT
ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

ALTERING BOARD SIZE
Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

TWO-TIERED BOARDS
Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

CAPITAL SYSTEMS

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

AUTHORIZED CAPITAL SYSTEM
The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

CONDITIONAL CAPITAL SYSTEM
Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

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Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

SHARE ISSUANCE REQUESTS

GENERAL RECOMMENDATION & POLICY
GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

GENERAL ISSUANCES
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital

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at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

SPECIFIC ISSUANCES
Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

INCREASES IN AUTHORIZED CAPITAL

GENERAL RECOMMENDATION & POLICY
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
   - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
   - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

DISCUSSION
Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

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Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

REDUCTION OF CAPITAL

GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

DISCUSSION
Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

REDUCTION IN STATED CAPITAL
One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

REDUCTION IN CONNECTION WITH CANCELLATION OF REPURCHASED SHARES
A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

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REDUCTION IN CONNECTION WITH DIVIDEND PAYMENTS
If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

REDUCTION IN CONNECTION WITH REPAYMENT AND CANCELLATION OF DEFERRED SHARES AND PREFERENCE SHARES
Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

REDUCTION IN CONNECTION WITH RESTRUCTURING
As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

CAPITAL STRUCTURES

GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the

                                      B-42
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dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.

PREFERRED STOCK

GENERAL RECOMMENDATION & POLICY
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DISCUSSION
Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

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VOTING PREFERRED STOCK
In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

CONVERTIBLE PREFERRED STOCK
Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

BLANK CHECK PREFERRED STOCK
Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.

ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

DEBT ISSUANCE REQUESTS

GENERAL RECOMMENDATION & POLICY
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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DISCUSSION
Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.

In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.

Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

PLEDGING OF ASSETS FOR DEBT

GENERAL RECOMMENDATION & POLICY
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

DISCUSSION
In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed

                                      B-45
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debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

INCREASE IN BORROWING POWERS

ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

DISCUSSION
In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.

SHARE REPURCHASE PLANS

GENERAL RECOMMENDATION & POLICY
Vote FOR share repurchase plans, unless:
   -  clear evidence of past abuse of the authority is available; or
   -  the plan contains no safeguards against selective buybacks.

DISCUSSION
Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

REISSUANCE OF SHARES REPURCHASED

GENERAL RECOMMENDATION & POLICY
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

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DISCUSSION
ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

GENERAL RECOMMENDATION & POLICY
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

DISCUSSION
Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

REORGANIZATIONS/RESTRUCTURINGS

GENERAL RECOMMENDATION & POLICY
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

DISCUSSION
Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the

                                      B-47
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company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

MERGERS AND ACQUISITIONS

ISS GENERAL RECOMMENDATION & POLICY
Vote FOR mergers and acquisitions, unless:
   - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
   - the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

DISCUSSION
When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share

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ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

MANDATORY TAKEOVER BID WAIVERS

GENERAL RECOMMENDATION & POLICY
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

DISCUSSION
Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent 'creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

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REINCORPORATION PROPOSALS

GENERAL RECOMMENDATION & POLICY
Vote reincorporation proposals on a CASE-BY-CASE basis.

DISCUSSION
Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

EXPANSION OF BUSINESS ACTIVITIES

GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION
Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

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Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

RELATED-PARTY TRANSACTIONS

GENERAL RECOMMENDATION & POLICY
Vote related-party transactions on a CASE-BY-CASE basis.

DISCUSSION
Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

COMPENSATION PLANS

GENERAL RECOMMENDATION & POLICY
Vote compensation plans on a CASE-BY-CASE basis.

DISCUSSION
Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the

                                      B-51
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strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

STOCK OPTION PLANS
Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.

Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN
The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion

                                      B-52
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reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.

For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of 'three percent in three years,' '2.5 percent in five years,' or 'one percent in one year.'

EXERCISE PRICE
ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

DISCOUNTED OPTIONS, RESTRICTED STOCK, AND STOCK GRANTS
Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly

                                      B-53
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below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

PLAN ADMINISTRATION
ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

ELIGIBILITY AND PARTICIPATION
ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS
Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS
Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

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OPTION REPRICING
Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

FINANCIAL ASSISTANCE
Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

PLANS FOR INTERNATIONAL EMPLOYEES
Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS
Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS
Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPEROPTIONS
Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

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DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS
Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS
In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

INCENTIVE PLANS
Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

EMPLOYEE STOCK PURCHASE PLANS AND SAVINGS-RELATED SHARE OPTION SCHEMES Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to

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market prices. Plans may operate via monthly deductions from employees'
paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

ELIGIBILITY
This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

DILUTION
Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

ISS approves of broad-based employee share purchase plans with dilution up to 10% of outstanding share capital, as long as discounts do not exceed 15%. These limits will apply only to share purchase plans and no other stock option or restricted share plans. If market practice dictates a larger discount, the allowable dilution will be adjusted downward proportionately. For example, if a company is allowed to offer discounts of 30%, the allowable dilution will be 5%. Allowable dilution on discounts between 15% and 30% will be determined on a pro rata basis.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

OFFERING PERIOD AND OFFERING PRICE
The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or

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even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an 'either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

DISCOUNTS
These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one 'matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with 'either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

LIMITS ON THE NUMBER OR VALUE OF SHARES PURCHASEABLE (PARTICIPATION LIMITS) ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

LOAN TERMS
Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

GRANTS OUTSIDE OF PLANS
Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan.

ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

ANTITAKEOVER MECHANISMS

GENERAL RECOMMENDATION & POLICY
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

DISCUSSION
Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)
Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

GOLDEN SHARES
Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

POISON PILLS (CANADA)
Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.

Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:
   -  redeem or trigger the pill;
   - amend the pill if shareholder approval is obtained prior to the separation date;
   -  amend the exercise price of the rights;
   -  alter the separation date;
   - decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and
   - waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.

This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)
Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

SHAREHOLDER PROPOSALS

GENERAL RECOMMENDATION & POLICY
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DISCUSSION
ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS
Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

SOCIAL AND ENVIRONMENTAL PROPOSALS
In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

PROCEDURES TO ADDRESS POTENTIAL CONFLICTS OF INTEREST

ICON recognizes that certain proxy proposals may present a conflict between the interests of its clients including shareholders of the ICON Funds on the one hand and ICON and its affiliated companies on the other. ICON has therefore adopted the following conflict procedures:

   - If ICON has proposed and the ICON Fund Board of Trustees has approved a proxy related to the ICON Funds, ISS's analysis and recommendation related to the proxy proposal will be followed in voting any ICON Fund proxies for which ICON has proxy voting authority.
   - If ICON advises or is seeking to advise a pension plan of a company whose management is soliciting proxies, ISS's analysis and recommendation related to the proxy proposal will be followed in voting any such proxies for accounts for which ICON has proxy voting authority.
   - If ICON or its affiliates have retained the services of a consulting company whose securities (or the securities of any affiliate) are owned in any ICON-managed account and such company solicits proxies, ISS's analysis and recommendation related to the proxy will be followed in voting any such proxies for accounts for which ICON has proxy voting authority.
   - If an officer or director of ICON or its affiliates, or an officer or trustee of the ICON Funds, serves as an officer, director or executive of a company whose securities are owned in any ICON-managed account and such company solicits proxies, ISS's analysis and recommendation related to the proxy will be followed in voting any such proxies for accounts for which ICON has proxy voting authority.
   - ICON shall designate a person or group of persons who shall be responsible for monitoring and identifying potential conflicts of interest and maintaining documentation that these conflict resolution procedures were followed.

                                   APPENDIX C

                                   ICON FUNDS
                             PROXY VOTING PROCEDURES

The Board of Trustees ("Board") of the ICON Funds ("Trust") recognizes that the right to vote proxies for portfolio holdings in each series of the ICON Funds (each a "Fund") is an important responsibility and a significant Fund asset. The Board also recognizes that ICON Advisers, Inc. ("Adviser"), as investment adviser to the Trust, is in the best position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted in a timely fashion. The Board delegates its authority to vote proxies to the Adviser subject to Board supervision.

The Board has approved the Proxy Voting Policy Statement and Guidelines ("Guidelines") attached as Exhibit A including the "Procedures to Address Conflicts of Interest" at the end thereof. The Board delegates the monitoring of the proxy voting process to the Trust's Investment Practices Committee ("Committee") who shall also periodically review the Guidelines and recommend revisions as may be deemed appropriate. The Committee will monitor the implementation of these policies to ensure that the Adviser's voting decisions:

   - Are consistent with the Adviser's fiduciary duty to the Funds and their shareholders
   -  Seek to maximize shareholder return and the value of Fund investments
   -  Promote sound corporate governance
   -  Are consistent with each Fund's investment objective and policies

The Board also authorizes the Adviser to retain Institutional Shareholder Services ("ISS"), a third party proxy voting service, to provide recommendations on proxy votes related to holdings in the ICON Funds and cast vote proxies in accordance with the Guidelines.

Each Fund will describe its Guidelines in the Statement of Additional Information ("SAI") in accordance with Securities and Exchange ("SEC") requirements. Each Fund also will disclose in its annual and semi-annual reports to shareholders that a description (or copy) of the Fund's Guidelines is available without charge, upon request, by calling toll free 1-800-764-0442, by accessing the ICON Funds' website at www.iconadvisers.com and by accessing the SEC's website at www.sec.gov. The Funds will send a description of their proxy voting policies and procedures within three business days of receipt of a request.

Each Fund will file its complete proxy voting record with the SEC on Form N-PX on an annual basis, by no later than August 31 of each year (beginning August 31, 2004). Each Fund also will disclose in the SAI and annual and semiannual report to shareholders that its proxy record is available on the ICON Funds' website, www.iconadvisers.com or by accessing the SEC's website. Each Fund must post this information on its website as soon as reasonably practicable after filing the report with the SEC.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a) (1) Master Trust Agreement dated September 19, 1996, is incorporated by reference from Registrant's Initial Registration Statement on Form N-1A filed with the Commission on October 28, 1996 (the "Initial Registration Statement").

     (2) Amendment No. 1 to Master Trust Agreement dated October 24, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

     (3) Amendment No. 2 to the Master Trust Agreement dated December 18, 1996 is incorporated by reference from Pre-effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed with the Commission on December 19, 1996 ("Pre-effective Amendment").

     (4) Amendment No. 3 to the Master Trust Agreement dated February 18, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

     (5) Amendment No. 4 to the Master Trust Agreement dated June 28, 2000 is incorporated by reference from Post-Effective Amendment No. 8 to Registrant's Registration Statement filed September 25, 2000.

     (6) Amendment No. 5 to the Master Trust Agreement dated August 16, 2000 is incorporated by reference from Post-Effective Amendment No. 9 to Registrant's Registration Statement filed November 30, 2000.

     (7) Amendment No. 6 to the Master Trust Agreement dated February 13, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant's Registration Statement filed November 30, 2001.

     (8) Amendment No. 7 to the Master Trust Agreement dated August 1, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant's Registration Statement filed November 30, 2001.

     (9) Amendment No. 8 to the Master Trust Agreement dated May 14, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (10) Amendment No. 9 to the Master Trust Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (11) Amendment No. 10 to the Master Trust Agreement dated November 14, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

     (12) Amendment No. 11 to the Master Trust Agreement dated November 1, 2004 is attached hereto as Exhibit (a)(12).

(b) By-Laws dated October 9, 1996, are incorporated by reference from Registrant's Initial Registration Statement.

(c) Relevant parts, including Article V of the Master Trust Agreement dated September 19, 1996 are incorporated by reference from Registrant's Initial Registration Statement. Other instruments defining rights of security holders - Not applicable.

(d) Advisory Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

     (1) Investment Advisory Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (2) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 15 to Registrant's Registration Statement filed November 27, 2002.

     (3) Amendment dated January 1, 2004 to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (4) Amendment dated January 1, 2004 to Investment Advisory Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (5) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (6) Amendment to Advisory Fee Schedule to Investment Advisory agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (7) Amendment dated January 29, 2005 to Advisory Fee Schedule to Investment Advisory Agreement is filed herewith as Exhibit (d)(7).

(e) Distribution Agreement among Registrant, Meridian Investment Management Corporation, and Meridian Clearing Corporation (now known as ICON Distributors, Inc.) dated December 1, 1999 is incorporated by reference from Post-Effective amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

     (1) Amendment to Schedule A dated July 9, 2002 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (2) Amendment to Schedule A dated September 1, 2002 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (3) Amendment dated January 1, 2004 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (4) Amendment to Schedule A dated January 29, 2004 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (5) Amendment dated January 29, 2005 to Schedule A to the Distribution Agreement for the ICON Funds is filed herewith as Exhibit (e)(5).

(f)  Bonus or profit sharing contracts - Not applicable

(g) (1) Custodian Agreement between Registrant and Firstar Trust Company (now known as US Bank, N.A.) dated October 9, 1996, including Global Custody arrangement with Chase Manhattan Bank effective October 9, 1996 are incorporated by reference from Registrant's Initial Registration Statement.

     (2) Amendment to Custodian Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (3) Amendment to Custodian Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (4) Amendment to Custodian Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (5) Amendment to Custodian Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (6) May 2, 2001 Amendment to Global Custody Agreement with J.P. Morgan Chase is incorporated by reference from Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed January 29, 2002.

     (7) Amendment to Custodian Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (8) Amendment dated January 29, 2005 to Custodian Agreement is filed herewith as Exhibit (i)(8).

(h) (1) Administrative Services Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated March 1, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

          (a) First Amendment to Administrative Services Agreement dated September 1, 2003 is incorporated by reference from Post Effective Amendment No. 17 to Registration Statement filed on November 26, 2003.

          (b) Second Amendment to Administrative Services Agreement dated January 1, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (2) Transfer Agent Agreement between Registrant and Firstar Trust Company (now known as U.S. Bancorp Fund Services LLC) dated

          October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

          (a) Amendment to Transfer Agent Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Transfer Agent Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Transfer Agent Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Transfer Agent Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (e) Addendum to Transfer Agent Agreement dated July 24, 2002 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

          (f) Amendment to Transfer Agent Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (g) Amendment dated January 29, 2005 to Transfer Agent Agreement is filed herewith as Exhibit (2)(g).

     (3) Fund Accounting Servicing Agreement between Registrant and Firstar Trust Company (now known as U.S. Bancorp Fund Services LLC) dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

          (a) Amendment to Fund Accounting Servicing Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Fund Accounting Servicing Agreement January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Fund Accounting Servicing Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Fund Accounting Servicing Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (e) Amendment to Fund Accounting Servicing Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (f) Amendment dated January 29, 2005 to Fund Accounting Service Agreement is filed herewith as Exhibit (3)(f))(5).

     (4) Fulfillment Servicing Agreement between Registrant and Firstar Mutual Fund Services LLC (now known as U.S. Bancorp Fund Services LLC) dated November 10, 1998 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (a) Amendment to Fulfillment Servicing Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Fulfillment Servicing Agreement dated February 7, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Fulfillment Servicing Agreement January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Schedule A to Fulfillment Servicing Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (e) Amendment to Schedule A to Fulfillment Servicing Agreement dated September 1, 2002 is incorporated by reference from Post-Effective

               Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (f) Amendment to Schedule A to Fulfillment Servicing Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (g) Amendment dated January 29, 2005 to Schedule A to Fulfillment Servicing Agreement is filed herewith as Exhibit (4)(g).

     (5) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (a) First Amendment to Expense Limitation Agreement dated August 12, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

          (b) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

          (c) Second Amendment dated January 1, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (d) Third Amendment dated January 29, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (e) First Amendment dated January 1, 2004 to Expense Limitation Agreement dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (f) Fourth Amendment dated August 9, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

          (g) Fifth Amendment dated November 22, 2004 to Expense Limitation Agreement dated July 9, 2004 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

i) Opinion and Consent of Kirkpatrick & Lockhart is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

(j)  (1)  Consent of PricewaterhouseCoopers LLP, is filed herewith as Exhibit
          (j)(1).

     (2) Powers of Attorney for Trustees and Officers dated November 22, 2004 are incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

(k)  Omitted financial statements - Not applicable.

(l) Copy of Letter of Initial Stockholder is incorporated by reference to the Pre-effective Amendment.

(m) Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (1) Amendment to Exhibit A dated September 1, 2002 to Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (2) Amendment to Amended and Restated Rule 12b-1 Plan dated January 29, 2004 to Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

(n) Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (1) Amendment to Schedule A dated September 1, 2002 to Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (2) Amendment to Schedule A dated January 29, 2004 to Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

(p) Code of Ethics effective November 12, 2004 for ICON Funds, the Adviser and related entities is incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled "The Investment Adviser, Distributor and Other Service Providers."

ITEM 25. INDEMNIFICATION

Under Article VI of the Registrant's Master Trust Agreement, each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant (a "Covered Person") shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of

Trustees who are neither "interested persons" of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registrant's investment adviser, administrator and distributor information is incorporated by reference to the Prospectuses and SAI contained in Part A and Part B of this Registration Statement at the sections entitled "The Funds' Investment Manager " in the Prospectuses, and "The Investment Adviser, Distributor and Other Service Providers" in the SAI.

ITEM 27. PRINCIPAL UNDERWRITERS

ICON Distributors, Inc. ("IDI") is the Registrant's principal underwriter. It is not an underwriter for any other investment company. Information pertaining to IDI is incorporated by reference to the Statements of Additional Information contained in Part B of this Registration Statement at the sections entitled "The Investment Adviser, Distributor, and Other Service Providers."

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 5299 DTC Boulevard Suite 1200, Greenwood Village, CO 80111 and/or by the Registrant's Custodian (US Bank N.A.), and the Registrant's transfer and shareholder service agent, US Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

None.

ITEM 30. UNDERTAKINGS

Not Applicable.

                                INDEX to EXHIBITS
                                ITEM DESCRIPTIONS

EXHIBIT                                           DESCRIPTION
(d)(7)       Amendment dated January 29, 2005 to Advisory Fee schedule to Investment Advisory Agreement
(e)(5)       Amendment dated January 29, 2005 to Schedule A to Distribution Agreement
(g)((8)      Amendment dated January 29, 2005 to Custodian Agreement
(h)(2)(g)    Amendment dated January 29, 2005 to Transfer Agent Agreement
(h)(3)(f)    Amendment dated January 29, 2005 to Fund Accounting Service Agreement
(h)(4)(g)    Amendment dated January 29, 2005 to Fulfillment Servicing Agreement
(j)(2)       Consents of PricewaterhouseCoopers dated January 27, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement (File No. 333-14927) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwood Village, State of Colorado, on the 27th day of January, 2005.

Attest:                                  ICON FUNDS


     /s/ Andra C. Ozols                  By: /s/ Craig T. Callahan
----------------------------                 ----------------------------
Andra C. Ozols                               Craig T. Callahan
Vice President and Secretary                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                 TITLE                                DATE
/s/ Craig T. Callahan      President and Trustee                January 27, 2005
---------------------

/s/ R. Michael Sentel*     Trustee                              January 27, 2005
---------------------

/s/ Glen F. Bergert*       Trustee                              January 27, 2005
---------------------

/s/ John C. Pomeroy*       Trustee                              January 27, 2005
---------------------

/s/ Gregory Kellam Scott*  Trustee                              January 27, 2005
---------------------

/s/ Jonathan F. Zeschin*   Trustee                              January 27, 2005
---------------------

/s/ Erik L. Jonson         Vice President, Chief Accounting     January 27, 2005
---------------------      Officer and Chief Financial Officer

/s/ Andra C. Ozols         Vice President and Secretary         January 27, 2005
---------------------

By:  /s/ Andra C. Ozols
     ---------------------
     Andra C. Ozols
     Attorney-in-Fact*

*Original Powers of Attorney authorizing Andra C. Ozols, Erik L. Jonson and Charles W. Lutter, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant was filed with Post-Effective Amendment No. 19.